UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DUKE ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Invitation to 2013 Annual Meeting and Proxy Statement

DUKE ENERGY®

Welcome to the Duke Energy Annual Shareholder Meeting

March 21, 2013

Dear Fellow Shareholders:

I am pleased to invite you to our annual meeting to be held on Thursday, May 2, 2013, in the O.J. Miller Auditorium located at 526 South Church Street in Charlotte, North Carolina.

As explained in the enclosed proxy statement, at this year's meeting you will be asked to vote (i) for the election of directors, (ii) for the ratification of the selection of the independent public accountant, (iii) for the approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation, (iv) for the amended Duke Energy Corporation Executive Short-Term Incentive Plan, (v) against two shareholder proposals and (vi) to consider any other business that may properly come before the meeting.

We have made significant changes to our proxy statement

This year, we have made improvements to our proxy statement including the addition of a proxy summary beginning on page 7, and the addition of certain charts and illustrations to help better explain our corporate governance and compensation programs and objectives. With this document, our aim is to communicate with you the matters to be addressed at the meeting in a way which is simple and straightforward.

Your vote is important – exercise your shareholder right and vote your shares right away

Please turn to page 13 for the instructions on how you can vote your shares over the internet, by telephone or by mail. It is important that all Duke Energy shareholders, regardless of the number of shares owned, participate in the affairs of the Company. At Duke Energy's last annual meeting, in May 2012, approximately 84 percent of the Company's shares were represented in person or by proxy.

We hope you will find it possible to attend this year's annual meeting, and thank you for your continued interest in Duke Energy.

Sincerely,

James E. Rogers

Chairman, President and
Chief Executive Officer

DUKE ENERGY – 2013 Proxy Statement    3

PARTICIPATE IN THE FUTURE OF DUKE ENERGY CORPORATION, CAST YOUR VOTE RIGHT AWAY

It is very important that you vote to play a part in the future of Duke Energy. New York Stock Exchange ("NYSE") rules state that if your shares are held through a broker, bank or other nominee, they cannot vote on your behalf on non-discretionary matters.

Please cast your vote right away on all of the proposals listed below to ensure that your shares are represented.

Proposals which require your vote

		More information	Board recommendation	Broker non-votes	Abstentions	Votes required for approval

PROPOSAL 1	Election of directors	Page 15	FOR each nominee	Do not count	Do not count	Plurality, with a resignation policy

PROPOSAL 2	Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2013	Page 33	FOR	Vote for	Vote against	Majority of shares present

PROPOSAL 3	Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation	Page 35	FOR	Do not count	Vote against	Majority of shares present

PROPOSAL 4	Approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan	Page 67	FOR	Do not count	Vote against	Majority of shares present

PROPOSAL 5	Shareholder proposal regarding shareholder action by written consent	Page 69	AGAINST	Do not count	Vote against	Majority of shares present

PROPOSAL 6	Shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors	Page 71	AGAINST	Do not count	Vote against	Majority of shares present

Vote right away

Even if you plan to attend this year's meeting, it is a good idea to vote your shares now, before the meeting, in the event your plans change. Whether you vote by internet, by telephone or by mail, please have your proxy card or voting instruction form in hand and follow the instructions.

By internet using your computer	By telephone	By mailing your proxy card

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name	Cast your ballot, sign your proxy card and send free of postage

4    DUKE ENERGY – 2013 Proxy Statement

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PARTICIPATE IN THE FUTURE OF DUKE ENERGY CORPORATION, CAST YOUR VOTE RIGHT AWAY

Visit our website

Visit our website http://www.duke-energy.com/investors/news-events.asp	• Review and download this proxy statement and our annual report • Listen to a live audio stream of the meeting

Attend our 2013 Annual Meeting of Shareholders

10:00 a.m. (EST) on Thursday, May 2, 2013
O.J. Miller Auditorium
526 South Church Street
Charlotte, N.C. 28202

Directions to 526 South Church Street are provided on the inside back cover.

  526 South Church Street
  Mint Street Parking Deck
Bank of America Stadium

DUKE ENERGY – 2013 Proxy Statement    5

6    DUKE ENERGY – 2013 Proxy Statement

This proxy statement was first made available to shareholders on or about March 21, 2013.

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting. Page references ("XX") are supplied to help you find further information in this proxy statement.

Eligibility to Vote (page 12)

You can vote if you were a shareholder of record at the close of business on March 5, 2013.

How to Cast Your Vote (page 13)

You can vote by any of the following methods:

By internet using your computer	By telephone	By mailing your proxy card	In person

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name	Cast your ballot, sign your proxy card and send free of postage	At the annual meeting: If you are a shareholder of record, you may be admitted to the meeting by bringing your proxy card or, if your shares are held in the name of a broker, bank or other nominee, an account statement or letter from the nominee indicating your ownership as of the record date.

Business Highlights

Duke Energy's regulated utility operations provide electricity to 7.2 million customers located in six states in the Southeast and Midwest United States, representing a population of approximately 12 million people. Our non-regulated businesses own and operate diverse power generation assets in North America and Latin America, including a growing portfolio of renewable energy assets in the United States. Duke Energy operates in the United States, primarily through its direct and indirect wholly-owned subsidiaries, Duke Energy Carolinas, LLC; Progress Energy Carolinas, Inc.; Progress Energy Florida, Inc.; Duke Energy Ohio, Inc.; Duke Energy Kentucky, Inc.; and Duke Energy Indiana, Inc., as well as in Latin America through Duke Energy International, LLC.

Governance of the Company (page 22)

•
Board Leadership Structure

•
Meeting Attendance

•
Risk Oversight

•
Director Independence

•
Committees and Attendance

•
Director Qualification Standards

•
Criteria for Board Membership

•
Resignation Policy

•
Communications with Directors

DUKE ENERGY – 2013 Proxy Statement    7

Board Nominees (page 16)

				Independent (Yes/No)
		Director since				Committee Memberships	Other Public Company Boards
Name	Age		Occupation	Yes	No

William Barnet, III	70	2005	Chairman, President and CEO of Barnet Development Corporation	X		• Finance and Risk Management • Regulatory Policy and Operations	None

G. Alex Bernhardt, Sr.	69	1991	Chairman of Bernhardt Furniture Company	X		• Audit • Nuclear Oversight	None

Michael G. Browning	66	1990	Chairman and President of Browning Investments, Inc.	X		• Audit • Corporate Governance • Finance and Risk Management	None

Harris E. DeLoach, Jr.	68	2006	Chairman and CEO of Sonoco Products Company	X		• Corporate Governance • Nuclear Oversight	• Sonoco Products Company • Goodrich Corporation

Daniel R. DiMicco	62	2007	Executive Chairman of Nucor Corporation	X		• Compensation • Corporate Governance	• Nucor Corporation

John H. Forsgren	66	2009	Retired Vice Chairman, Executive Vice President and Chief Financial Officer of Northeast Utilities	X		• Audit • Finance and Risk Management	• The Phoenix Companies, Inc.

Ann M. Gray	67	1994	Former Vice President, ABC, Inc. and Former President, Diversified Publishing Group of ABC, Inc.	X		• Compensation • Corporate Governance • Finance and Risk Management	• The Phoenix Companies, Inc.

James H. Hance, Jr.	68	2005	Retired Vice Chairman and Chief Financial Officer of Bank of America Corporation	X		• Compensation • Finance and Risk Management	• Sprint Nextel Corporation • Cousins Properties Incorporated • Ford Motor Company • The Carlyle Group, LP

John T. Herron	60	2013	President, CEO and Chief Nuclear Officer of Entergy Nuclear	X		• Nuclear Oversight	None

James B. Hyler, Jr.	65	2008	Managing Director, Investors Management Corporation	X		• Audit • Finance and Risk Management	None

E. Marie McKee	62	1999	President, Corning Museum of Glass	X		• Compensation • Corporate Governance	None

E. James Reinsch	69	2009	Retired Senior Vice President and Partner, Bechtel Group and Past President of Bechtel Nuclear	X		• Nuclear Oversight • Regulatory Policy and Operations	None

James T. Rhodes	71	2001	Retired Chairman, President and CEO of the Institute of Nuclear Power Operations	X		• Audit • Nuclear Oversight	None

James E. Rogers	65	1988	Chairman, President and CEO of Duke Energy Corporation		X	None	• Applied Materials, Inc. • CIGNA Corporation

Carlos A. Saladrigas	64	2001	Chairman and CEO of Regis HR Group	X		• Audit • Regulatory Policy and Operations	• Advance Auto Parts, Inc.

Philip R. Sharp	70	2007	President of Resources for the Future	X		• Nuclear Oversight • Regulatory Policy and Operations	None

8    DUKE ENERGY – 2013 Proxy Statement

Named Executive Officers* (page 36)

Name	Age	Occupation	Since	Previous occupation

James E. Rogers	65	Chairman, President and CEO	2006	Chairman and CEO of Cinergy Corp. prior to its merger with Duke Energy Corporation

Lynn J. Good	53	Executive Vice President and Chief Financial Officer	2009

President, Commercial Businesses of Duke Energy Corporation from November 2007 until July 2009; Treasurer of Duke Energy Corporation from April 2006 until November 2007; Executive Vice President and Chief Financial Officer of Cinergy Corp. prior to its merger with Duke Energy Corporation

Marc E. Manly	61	Executive Vice President and President, Commercial Businesses	2012	Chief Legal Officer of Duke Energy Corporation from April 2006 until December 2012; Executive Vice President and Chief Legal Officer of Cinergy Corp. prior to its merger with Duke Energy Corporation

Dhiaa M. Jamil	56	Executive Vice President and President, Duke Energy Nuclear	2013

Chief Nuclear Officer of Duke Energy Corporation from 2008 until March 2013; Chief Generation Officer of Duke Energy Corporation from July 2009 until March 2013; Senior Vice President, Nuclear Support, Duke Energy Carolinas, LLC from January 2007 to July 2009

*
Other Named Executive Officers include the following individuals who are no longer employed by Duke Energy: William D. Johnson, Jeffrey J. Lyash, John R. McArthur and Mark F. Mulhern.

Executive Compensation (page 36)

Principles and Objectives (page 39)

Our executive compensation program is designed to:

•
Link pay to performance

•
Attract and retain talented executive officers and key employees

•
Emphasize performance-based compensation to motivate executives and key employees

•
Reward individual performance

•
Encourage long-term commitment to Duke Energy and align the interests of executives with shareholders

We meet these objectives through the appropriate mix of compensation, including:

•
base salary

•
short-term incentives

•
long-term incentives

DUKE ENERGY – 2013 Proxy Statement    9

2012 Executive Total Compensation Mix (page 37)

Independent Public Accountant (page 33)

As a matter of good corporate governance, we are asking our shareholders to ratify the selection of Deloitte & Touche LLP as our independent public accountant for 2013.

Voting matters (page 12)

	Board Vote Recommendation	Page Reference (for more detail)

Management Proposals
Election of Directors	FOR each nominee	15

Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2013	FOR	33

Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation	FOR	35

Approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan	FOR	67

Shareholder Proposals
Shareholder proposal regarding shareholder action by written consent	AGAINST	69

Shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors	AGAINST	71

10    DUKE ENERGY – 2013 Proxy Statement

Notice of Annual Meeting of Shareholders

May 2, 2013

10:00 a.m.
O.J. Miller Auditorium
526 South Church Street
Charlotte, North Carolina

We will convene the annual meeting of shareholders of Duke Energy Corporation on Thursday, May 2, 2013, at 10:00 a.m. in the O.J. Miller Auditorium located at 526 South Church Street in Charlotte, North Carolina.

The purpose of the annual meeting is to consider and take action on the following:

1.
Election of directors;
2.
Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2013;
3.
Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation;
4.
Approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan;
5.
A shareholder proposal regarding shareholder action by written consent;
6.
A shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors; and
7.
Any other business that may properly come before the meeting (or any adjournment or postponement of the meeting).

Shareholders of record as of the close of business on March 5, 2013, are entitled to vote at the annual meeting. It is important that your shares are represented at this meeting.

This year we will again be using the Securities and Exchange Commission rule that allows us to provide our proxy materials to our shareholders via the internet. By doing so, most of our shareholders will only receive a notice containing instructions on how to access the proxy materials via the internet and vote online, by telephone or by mail. If you would like to request paper copies of the proxy materials, you may follow the instructions on the notice. If you receive paper copies of the proxy materials, we ask you to consider signing up to receive these materials electronically in the future by following the instructions contained in this proxy statement. By delivering proxy materials electronically, we can reduce the consumption of natural resources and the cost of printing and mailing our proxy materials.

Whether or not you expect to be present at the annual meeting, please take time to vote now. If you choose to vote by mail, you may do so by marking, dating and signing the proxy card and returning it to us. Please follow the voting instructions that are included on your proxy card. Regardless of the manner in which you vote, we urge and greatly appreciate your prompt response.

Dated: March 21, 2013	By order of the Board of Directors,

Julia S. Janson Executive Vice President, Chief Legal Officer and Corporate Secretary

DUKE ENERGY – 2013 Proxy Statement    11

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

On what am I voting?

		More information	Board recommendation	Broker non-votes	Abstentions	Votes required for approval

PROPOSAL 1	Election of directors	Page 15	FOR each nominee	Do not count	Do not count	Plurality, with a resignation policy

PROPOSAL 2	Ratification of Deloitte & Touche LLP as Duke Energy Corporation's independent public accountant for 2013	Page 33	FOR	Vote for	Vote against	Majority of shares present

PROPOSAL 3	Approval, on an advisory basis, of Duke Energy Corporation's named executive officer compensation	Page 35	FOR	Do not count	Vote against	Majority of shares present

PROPOSAL 4	Approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan	Page 67	FOR	Do not count	Vote against	Majority of shares present

PROPOSAL 5	Shareholder proposal regarding shareholder action by written consent	Page 69	AGAINST	Do not count	Vote against	Majority of shares present

PROPOSAL 6	Shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors	Page 71	AGAINST	Do not count	Vote against	Majority of shares present

Who can vote?

Holders of Duke Energy's common stock as of the close of business on the record date, March 5, 2013, are entitled to vote, either in person or by proxy, at the annual meeting. Each share of Duke Energy common stock has one vote.

12    DUKE ENERGY – 2013 Proxy Statement

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FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do I vote?

By Proxy – Before the annual meeting, you can give a proxy to vote your shares of Duke Energy common stock in one of the following ways:

By internet using your computer	By telephone	By mailing your proxy card

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or by calling the number provided by your broker, bank or other nominee if your shares are not registered in your name	Cast your ballot, sign your proxy card and send free of postage

The telephone and internet voting procedures are designed to confirm your identity, to allow you to give your voting instructions and to verify that your instructions have been properly recorded. If you wish to vote by telephone or internet, please follow the instructions that are included on your notice.

If you mail us your properly completed and signed proxy card, or vote by telephone or internet, your shares of Duke Energy common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:

•
FOR the election of all nominees for director;

•
FOR the ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant for 2013;

•
FOR the approval, on an advisory basis, of Duke Energy's named executive officer compensation;

•
FOR the approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan;

•
AGAINST the shareholder proposal regarding shareholder action by written consent; and

•
AGAINST the shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors;

We do not expect that any other matters will be brought before the annual meeting. However, by giving your proxy, you appoint the persons named as proxies as your representatives at the annual meeting.

In Person – You may come to the annual meeting and cast your vote there. You may be admitted to the meeting by bringing your proxy card or, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the owner of the shares on March 5, 2013.

May I change or revoke my vote?

Yes. You may change your vote or revoke your proxy at any time prior to the annual meeting by:

•
notifying Duke Energy's Corporate Secretary in writing that you are revoking your proxy;

•
providing another signed proxy that is dated after the proxy you wish to revoke;

•
using the telephone or internet voting procedures; or

•
attending the annual meeting and voting in person.

Will my shares be voted if I do not provide my proxy?

It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote in person at the meeting.

Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters. If your shares are held in the name of a broker, bank or other nominee, such nominee can vote your shares for the ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant for 2013 if you do not timely provide your proxy because this matter is considered "routine" under the applicable rules. However, no other items are considered "routine" and may not be voted by your broker without your instruction.

DUKE ENERGY – 2013 Proxy Statement    13

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FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

If I am a participant in the Duke Energy Retirement Savings Plan, the Progress Energy 401(k) Savings & Stock Ownership Plan or the Savings Plan for Employees of Florida Progress Corporation, how do I vote shares held in my plan account?

If you are a participant in any of the plans listed above, you have the right to provide voting directions to the plan trustee, by submitting your proxy card, for those shares of Duke Energy common stock that are held by the plan and allocated to your account. Plan participant proxies are treated confidentially.

If you elect not to provide voting directions to the plan trustee, the plan trustee will vote the Duke Energy shares allocated to your plan account in the same proportion as those shares held by the plan for which the plan trustee has received voting directions from other plan participants. The plan trustee will follow participants' voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974.

The plan trustee for each of the respective plans is as follows:

•
Duke Energy Retirement Savings Plan – Fidelity Management Trust Company

•
Progress Energy 401(k) Savings & Stock Ownership Plan – State Street Bank & Trust Company, N.A.

•
Savings Plan for Employees of Florida Progress Corporation – Vanguard Fiduciary Trust Company

Because the plan trustee must process voting instructions from participants before the date of the annual meeting, you must deliver your instructions no later than April 29, 2013.

What constitutes a quorum?

As of the record date, 705,473,667 shares of Duke Energy common stock were issued and outstanding and entitled to vote at the annual meeting. In order to conduct the annual meeting, a majority of the shares entitled to vote must be present in person or by proxy. This is referred to as a "quorum." If you submit a properly executed proxy card or vote by telephone or on the internet, you will be considered part of the quorum. Abstentions and broker "non-votes" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" is not, however, counted as present and entitled to vote for purposes of voting on individual proposals other than ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant. A broker "non-vote" occurs when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a matter.

What vote is needed to approve the matters submitted?

•
Election of Directors. Directors are elected by a plurality of the votes cast at the meeting, subject to the Board of Directors' policy regarding resignations for directors who do not receive a majority of 'FOR' votes. 'Plurality' means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal. If any nominee does not receive a majority of "FOR" votes, such nominee is required to submit his or her resignation for consideration by the Board of Directors.

•
Ratification of Deloitte & Touche LLP as Duke Energy's independent public accountant for 2013. The affirmative vote of a majority of the shares present and entitled to vote at the annual meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have the same effect as votes for this proposal.

•
Approval, on an advisory basis, of Duke Energy's named executive officer compensation. The affirmative vote of a majority of shares present and entitled to vote at the annual meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

•
Approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan. The affirmative vote of a majority of shares present and entitled to vote at the annual meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

•
Shareholder proposal regarding shareholder action by written consent. The affirmative vote of a majority of the shares present and entitled to vote at the annual meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

•
Shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors. The affirmative vote of a majority of the shares present and entitled to vote at the annual meeting is required to approve this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

Who conducts the proxy solicitation and how much will it cost?

Duke Energy is requesting your proxy for the annual meeting and will pay all the costs of requesting shareholder proxies. We have hired Georgeson Inc. to help us send out the proxy materials and request proxies. Georgeson's fee for these services is $21,000, plus out-of-pocket expenses. We can request proxies through the mail or personally by telephone, fax or other means. We can use directors, officers and other employees of Duke Energy to request proxies. Directors, officers and other employees will not receive additional compensation for these services. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Duke Energy common stock.

14    DUKE ENERGY – 2013 Proxy Statement

PROPOSAL 1:     ELECTION OF DIRECTORS

The Board of Directors

The Board of Directors of Duke Energy has nominated the following 16 candidates to serve on the Board. We have a declassified Board of Directors, which means all of the directors are voted on every year at the annual meeting.

If any director is unable to stand for election, the Board of Directors may reduce the number of directors or designate a substitute. In that case, shares represented by proxies may be voted for a substitute director. We do not expect that any nominee will be unavailable or unable to serve. The Corporate Governance Committee, comprised of only independent directors, has recommended each of the current directors as nominees for director and the Board of Directors has approved their nomination for election.

DUKE ENERGY – 2013 Proxy Statement    15

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PROPOSAL 1:    ELECTION OF DIRECTORS

William Barnet, III
Independent Director Nominee
Age: 70 Director of Duke Energy or its predecessor companies since 2005 Chairman, President and Chief Executive Officer Barnet Development Corporation	Skills and Qualifications:

•

Mr. Barnet's qualifications for election include his management experience, his understanding of Duke Energy's South Carolina service territory, and his knowledge of finance and risk management.

Committees: • Finance and Risk Management Committee • Regulatory Policy and Operations Committee Other current public directorships: • None

Mr. Barnet has served as Chairman, President and CEO of Barnet Development Corporation since 1990 and had served as Chairman, President and CEO of the Barnet Company Inc. from 2001 until its dissolution in 2011. Both companies are real estate and investment firms. Mr. Barnet served two terms as mayor of Spartanburg, S.C. and is a former director of Bank of America. In March 2006, Mr. Barnet was named as a Trustee of the Duke Endowment.
G. Alex Bernhardt, Sr.
Independent Director Nominee
Age: 69 Director of Duke Energy or its predecessor companies since 1991 Chairman Bernhardt Furniture Company	Skills and Qualifications:

•

Mr. Bernhardt's qualifications for election include his management experience and his knowledge and understanding of industry in Duke Energy's North Carolina service territory.

Committees: • Audit Committee • Nuclear Oversight Committee Other current public directorships: • None

Mr. Bernhardt has been associated with Bernhardt Furniture Company, a furniture manufacturer, since 1965. He has served as Chairman since 1996 and a director since 1976. Previously he served as President from 1976 until 1996 and CEO from 1996 until 2011. Mr. Bernhardt is a director of Communities In Schools and the North Carolina Nature Conservancy.
Michael G. Browning
Independent Director Nominee
Age: 66 Director of Duke Energy or its predecessor companies since 1990 Chairman and President Browning Investments, Inc.	Skills and Qualifications:

•

Mr. Browning's qualifications for election include his management experience and his knowledge and understanding of Duke Energy's Midwest service territory. Mr. Browning's financial and investment background adds a valuable perspective to the Board and its committees.

Committees: • Audit Committee • Corporate Governance Committee • Finance and Risk Management Committee Other current public directorships: • None

Mr. Browning has been Chairman and President of Browning Investments, Inc., a real estate development firm, since 1981. He also serves as owner, general partner or managing member of various real estate entities. Mr. Browning is a former director of Standard Management Corporation, Conseco, Inc. and Indiana Financial Corporation.

16    DUKE ENERGY – 2013 Proxy Statement

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PROPOSAL 1:    ELECTION OF DIRECTORS

Harris E. DeLoach, Jr.
Independent Director Nominee
Age: 68 Director of Duke Energy or its predecessor companies since 2006 Chairman and Chief Executive Officer Sonoco Products Company	Skills and Qualifications:

•

Mr. Deloach's qualifications for election include his first-hand knowledge of the economic and business development issues facing the communities we serve, his experience leading a public company with global operations and his understanding of Duke Energy's South Carolina service territory.

Committees: • Corporate Governance Committee • Nuclear Oversight Committee Other current public directorships: • Sonoco Products Company • Goodrich Corporation

Mr. DeLoach has served as Chief Executive Officer of Sonoco Products Company, a manufacturer of paperboard and paper and plastic packaging products, since July 2000. Mr. DeLoach has been Chairman of the Sonoco Products Board of Directors since April 2005. Prior to joining Sonoco Products in 1986, Mr. DeLoach was in private law practice and served as an outside counsel to Sonoco Products for 15 years.
Mr. DeLoach has announced his plan to retire as Chief Executive Officer of Sonoco Products as of March 31, 2013. He will remain as Executive Chairman.
Daniel R. DiMicco
Independent Director Nominee
Age: 62 Director of Duke Energy or its predecessor companies since 2007 Executive Chairman Nucor Corporation	Skills and Qualifications:

•

Mr. DiMicco's qualifications for election include his management experience, including Chief Executive Officer of a Fortune 500 company and successfully operating a company serving many constituencies. In addition, Mr. DiMicco's experience as Chief Executive Officer of a large industrial corporation provides a valuable perspective on Duke Energy's industrial customer class.

Committees: • Compensation Committee • Corporate Governance Committee Other current public directorships: • Nucor Corporation

Mr. DiMicco served as President and Chief Executive Officer of Nucor Corporation, a steel company, from 2000 until December 31, 2012. He has been a member of the Nucor Board of Directors since 2000 and has served as its Chairman since 2006. Mr. DiMicco is a former chair of the American Iron and Steel Institute.
John H. Forsgren
Independent Director Nominee
Age: 66 Director of Duke Energy or its predecessor companies since 2009 Retired Vice Chairman, Executive Vice President and Chief Financial Officer Northeast Utilities	Skills and Qualifications:

•

Mr. Forsgren's qualifications for election include his management and financial experience as Vice Chairman and Chief Financial Officer of a large utility company, and his extensive knowledge of the energy industry and insight on renewable energy.

Committees: • Audit Committee • Finance and Risk Management Committee Other current public directorships: • The Phoenix Companies, Inc.

Mr. Forsgren was Vice Chairman, Executive Vice President and Chief Financial Officer of Northeast Utilities from 1996 until his retirement in 2004. He is a former director of CuraGen Corporation and Neon Communications Group, Inc.

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PROPOSAL 1:    ELECTION OF DIRECTORS

Ann M. Gray
Independent Director Nominee Lead Director
Age: 67 Director of Duke Energy or its predecessor companies since 1994 Former Vice President, ABC, Inc. and Former President, Diversified Publishing Group of ABC, Inc.	Skills and Qualifications:

•

Ms. Gray's qualifications for election include her business experience, both from a management perspective and as a result of her experience as a director at several public companies. Ms. Gray's public company experience has also given her in-depth knowledge of governance principles, which she utilizes on a variety of matters, including, among other things, succession planning, executive compensation and corporate governance.

Committees: • Compensation Committee • Corporate Governance Committee • Finance and Risk Management Committee Other current public directorships: • The Phoenix Companies, Inc.

Ms. Gray was President, Diversified Publishing Group of ABC, Inc., a television, radio and publishing company, from 1991 until 1997, and was a Corporate Vice President of ABC, Inc. and its predecessors from 1979 to 1998. Ms. Gray is a former director of Elan Corporation, plc and former trustee of JPMorgan Funds.
James H. Hance, Jr.
Independent Director Nominee
Age: 68 Director of Duke Energy or its predecessor companies since 2005 Retired Vice Chairman and Chief Financial Officer Bank of America Corporation	Skills and Qualifications:

•

Mr. Hance's qualifications for election include his management and financial experience as Vice Chairman and Chief Financial Officer of one of our nation's largest financial institutions, his broad background as a director of a number of large financial and industrial corporations, and his expertise in finance.

Committees:

•

Compensation Committee

•

Finance and Risk Management Committee

Other current public directorships:

•

Cousins Properties Incorporated

•

Ford Motor Company

•

Sprint Nextel Corporation

•

The Carlyle Group, LP

Mr. Hance was Vice Chairman of Bank of America from 1994 until his retirement in 2005 and served as Chief Financial Officer from 1988 to 2004. Since retiring in 2005, Mr. Hance has served as a director for various public companies. Mr. Hance is a certified public accountant and spent 17 years with Price Waterhouse (now PricewaterhouseCoopers LLP). He is a former director of Bank of America, Rayonier Inc., Morgan Stanley and EnPro Industries, Inc. Mr. Hance also serves as an operating executive of The Carlyle Group, LP and is a member of its board of directors.
John T. Herron
Independent Director Nominee
Age: 60 Director of Duke Energy or its predecessor companies since March 1, 2013 President, CEO and Chief Nuclear Officer Entergy Nuclear	Skills and Qualifications:

•

Mr. Herron's qualifications for election include his knowledge and extensive insight gained at a variety of nuclear energy facilities over more than three decades, as well his previous management experience in the energy industry.

Committees: • Nuclear Oversight Committee Other current public directorships: • None

Mr. Herron has served as President, Chief Executive Officer and Chief Nuclear Officer of Entergy Nuclear since 2009. Mr. Herron joined Entergy Nuclear in 2001 and has held a variety of positions. He began his career in nuclear operations in 1979 and has held positions at a number of nuclear stations across the country. Mr. Herron also has served on the Institute of Nuclear Power Operations' board of directors. Mr. Herron has announced his retirement from Entergy Nuclear effective March 31, 2013.

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PROPOSAL 1:    ELECTION OF DIRECTORS

James B. Hyler, Jr.
Independent Director Nominee
Age: 65 Director of Duke Energy or its predecessor companies since 2008 Managing Director Investors Management Corporation	Skills and Qualifications:

•

Mr. Hyler's qualifications for election include his understanding of Duke Energy's North Carolina service territory, and his knowledge and expertise in financial services and corporate finance.

Committees: • Audit Committee • Finance and Risk Management Committee Other current public directorships: • None

Mr. Hyler is Managing Director of Investors Management Corporation, a firm which invests in and acquires companies in various industries, since December 2011. He retired as Vice Chairman and Chief Operating Officer of First Citizens Bank in 2008, having served in these positions from 1994 until 2008. Mr. Hyler was President of First Citizens Bank from 1988 to 1994, and was Chief Financial Officer of First Citizens Bank from 1980 to 1988. Prior to joining First Citizens Bank, Mr. Hyler was an auditor with Ernst & Young for 10 years. Mr. Hyler served as a director of First Citizens BancShares from 1988 until 2008.
E. Marie McKee
Independent Director Nominee
Age: 62 Director of Duke Energy or its predecessor companies since 1999 President Corning Museum of Glass	Skills and Qualifications: • Ms. McKee's qualifications for election include her experience in human resources which provides her with a thorough knowledge of employment and compensation practices.	Committees: • Compensation Committee • Corporate Governance Committee Other current public directorships: • None

Ms. McKee is President of the Corning Museum of Glass, since 1998, and served as Senior Vice President of Human Resources at Corning Incorporated, a manufacturer of components for high-technology systems for consumer electronics, mobile emissions controls, telecommunications and life sciences, from 1996 to 2010. Ms. McKee has over 30 years of experience at Corning where she held a variety of management positions with increasing levels of responsibility.
E. James Reinsch
Independent Director Nominee
Age: 69 Director of Duke Energy or its predecessor companies since 2009 Retired Senior Vice President and Partner Bechtel Group	Skills and Qualifications: • Mr. Reinsch's qualifications for election include his management experience and extensive knowledge of the nuclear industry and construction business.	Committees: • Nuclear Oversight Committee • Regulatory Policy and Operations Committee Other current public directorships: • None

Mr. Reinsch was Senior Vice President and Partner of Bechtel Group from 2003 to 2008 and past president of Bechtel Nuclear from 2000 until his retirement in 2009. He has served on the boards of several international nuclear energy organizations, including the International Nuclear Energy Academy. He has also served on the U.S. Department of Energy's Hydrogen and Fuel Cell Technical Advisory Committee.

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PROPOSAL 1:    ELECTION OF DIRECTORS

James T. Rhodes
Independent Director Nominee
Age: 71 Director of Duke Energy or its predecessor companies since 2001 Retired Chairman, President and Chief Executive Officer Institute of Nuclear Power Operations	Skills and Qualifications:

•

Dr. Rhodes' qualifications for election include his management experience as Chief Executive Officer of a large non-profit organization in the energy industry, as well as his in-depth knowledge of the energy and nuclear industry.

Committees: • Audit Committee • Nuclear Oversight Committee Other current public directorships: • None

Dr. Rhodes was Chairman and CEO of the Institute of Nuclear Power Operations, a nonprofit corporation promoting safety, reliability and excellence in nuclear plant operation, from 1998 to 1999 and Chairman, President and CEO from 1999 until his retirement in 2001. He served as President and CEO of Virginia Electric & Power Company, a subsidiary of Dominion Resources, Inc., from 1989 until 1997. Dr. Rhodes is a former member of the Advisory Council for the Electric Power Research Institute.
James E. Rogers
Age: 65 Director of Duke Energy or its predecessor companies since 1988 Chairman, President and Chief Executive Officer Duke Energy Corporation	Skills and Qualifications:

•

Mr. Rogers' qualifications for election include his 25 years as Chief Executive Officer of a utility company, and his expertise in the energy industry, the affairs of the Company and its businesses.

Committees: • None Other current public directorships: • Applied Materials, Inc. • CIGNA Corporation

Mr. Rogers has served as President, CEO and a member of the Board of Directors of Duke Energy since its merger with Cinergy Corp. in 2006 and has served as Chairman since 2007. Mr. Rogers was Chairman and CEO of Cinergy Corp. from 1994 until its merger with Duke Energy. He was formerly Chairman, President and CEO of PSI Energy, Inc. from 1988 until 1994. Mr. Rogers is a former director of Fifth Third Bancorp.
Mr. Rogers has announced his plans to retire as Chief Executive Officer of Duke Energy Corporation by December 31, 2013.
Carlos A. Saladrigas
Independent Director Nominee
Age: 64 Director of Duke Energy or its predecessor companies since 2001 Chairman and Chief Executive Officer Regis HR Group	Skills and Qualifications:

•

Mr. Saladrigas' qualifications for election include his extensive expertise in the human resources, financial services and accounting arenas, as well as his understanding of Duke Energy's Florida service territory.

Committees: • Audit Committee • Regulatory Policy and Operations Committee Other current public directorships: • Advance Auto Parts, Inc

Mr. Saladrigas is Chairman and Chief Executive Officer of Regis HR Group, which offers a full suite of outsourced human resources services to small and mid-sized businesses. He has served in these positions since July 2008. Mr. Saladrigas also serves as Chairman and Chief Executive Officer of Concordia Holdings, Inc., which specializes in managed behavioral health, since January 2011. He served as Vice Chairman, from 2007 to 2008, and Chairman, from 2002 to 2007, of Premier American Bank in Miami, Florida. In 2002, Mr. Saladrigas retired as Chief Executive Officer of ADP Total Source (previously the Vincam Group, Inc.).

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PROPOSAL 1:    ELECTION OF DIRECTORS

Philip R. Sharp
Independent Director Nominee
Age: 70 Director of Duke Energy or its predecessor companies since 2007 President Resources for the Future	Skills and Qualifications:

•

Dr. Sharp's qualifications for election include broad experience in government, including regulatory and legislative processes, as well as his understanding of governmental relations, public policy and the energy industry.

Committees: • Nuclear Oversight Committee • Regulatory Policy and Operations Committee Other current public directorships: • None

Dr. Sharp has served as President of Resources for the Future since 2005. He joined Duke Energy's Board of Directors in 2007, having previously served on the board of directors of one of its predecessor companies from 1995 to 2006. Dr. Sharp was a member of Congress from Indiana for 20 years, serving on the House Energy and Commerce Committee. He served on the Blue Ribbon Commission on America's Nuclear Future and as Congressional Chair of the non-profit National Commission on Energy Policy.

The Board of Directors Recommends a Vote "For" Each Nominee.

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INFORMATION ON THE BOARD OF DIRECTORS

Our Board Leadership

Our Board is currently structured with both a Chairman and CEO and with an independent lead director.

•
Our Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy, while complementing effective independent oversight through an independent lead director.

•
James E. Rogers is currently our Chairman of the Board, President and Chief Executive Officer.

•
The Board of Directors has appointed Ann M. Gray as independent lead director.

Our independent lead director is responsible for:

•
leading, in conjunction with the Corporate Governance Committee, the process for review of the Chief Executive Officer and Board,

•
presiding at Board of Directors' meetings when the Chairman is not present,

•
presiding at executive sessions of the non-management directors,

•
assisting in the setting of the Board of Directors' meeting agendas with the Chairman, and

•
serving as a liaison between the independent directors and the Chairman and the Chief Executive Officer.

Our Chairman, President and Chief Executive Officer, James E. Rogers, has announced his plan to retire by the end of 2013. Our Board of Directors has formed a committee to begin a search for a new Chief Executive Officer and, in connection with such search, has engaged an independent consultant to assist. As part of this effort, our Board will be discussing whether a combined Chairman and Chief Executive Officer continues to be the best structure for the Company going forward.

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INFORMATION ON THE BOARD OF DIRECTORS

Director Attendance

The Board of Directors of Duke Energy met 15 times during 2012, and has met 2 times so far in 2013. The overall attendance percentage for our directors was approximately 98% in 2012, and no director attended less than 75% of the total of the Board of Directors' meetings and the meetings of the committees upon which he or she served in 2012. Directors are encouraged to attend the annual meeting of shareholders. All members of the Board of Directors attended Duke Energy's last annual meeting of shareholders on May 3, 2012.

Risk Oversight

The Board is actively involved in the oversight of risks that could affect Duke Energy. This oversight is conducted primarily through the Finance and Risk Management Committee of the Board but also through the other committees of the Board, as appropriate. See below for descriptions of each of the committees. The Board and its committees, including the Finance and Risk Management Committee, satisfy its risk oversight responsibility through reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Duke Energy.

Independence of Directors

The Board of Directors may determine a director to be independent if the Board of Directors has affirmatively determined that the director has no material relationship with Duke Energy or its subsidiaries (references in this proxy statement to Duke Energy's subsidiaries shall mean its consolidated subsidiaries), either directly or as a shareholder, director, officer or employee of an organization that has a relationship with Duke Energy or its subsidiaries. Independence determinations are generally made on an annual basis at the time the Board of Directors approves director nominees for inclusion in the annual proxy statement and, if a director joins the Board of Directors in the interim, at such time.

The Board also considers its Standards for Assessing Director Independence which set forth certain relationships between Duke Energy and directors and their immediate family members, or affiliated entities, that the Board, in its judgment, has deemed to be material or immaterial for purposes of assessing a director's independence. In the event a director has a relationship with Duke Energy that is not addressed in the Standards for Assessing Director Independence, the independent members of the Board determine whether such relationship is material.

The Board of Directors has determined that none of the directors, other than Mr. Rogers, has a material relationship with Duke Energy or its subsidiaries, and all are, therefore, independent under the listing standards of the NYSE and the rules and regulations of the SEC. In arriving at this determination, the Board of Directors considered all transactions and the materiality of any relationship with Duke Energy and its subsidiaries in light of all facts and circumstances.

For Mr. DiMicco, the Board considered his position at Nucor Corporation ("Nucor") and its relationship with Duke Energy Indiana, Inc. ("Duke Energy Indiana") as Nucor's electric service provider to one of its plants located in the Duke Energy Indiana service territory. See Related Person Transactions on page 73 for further information. This relationship was deemed not to impair Mr. DiMicco's independence as the amount received by Duke Energy in each of the last three years is less than 2% of Nucor's consolidated gross revenues, which is the threshold that could impair independence under the rules of the NYSE and our Standards for Assessing Director Independence. In addition to these relationships, the Board considered that Duke Energy in the ordinary course of business purchases products and services from, or provides electric service to, companies at which some of our directors are officers.

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INFORMATION ON THE BOARD OF DIRECTORS

Board of Directors' Committees

The Board of Directors has the six standing, permanent committees described below:

Audit Committee

10 meetings held in 2012

Committee Chairperson	Committee Members
G. Alex Bernhardt, Sr. Michael G. Browning John H. Forsgren James B. Hyler, Jr. James T. Rhodes

Carlos A. Saladrigas

•
The Audit Committee selects and retains a firm of independent public accountants to conduct audits of the accounts of Duke Energy and its subsidiaries. It also reviews with the independent public accountant the scope and results of their audits, as well as the accounting procedures, internal controls, and accounting and financial reporting policies and practices of Duke Energy and its subsidiaries, and makes reports and recommendations to the Board of Directors as it deems appropriate. The Audit Committee is responsible for approving all audit and permissible non-audit services provided to Duke Energy by its independent public accountant. Pursuant to this responsibility, the Audit Committee adopted the policy on Engaging the Independent Auditor for Services, which provides that the Audit Committee will establish detailed services and related fee levels that may be provided by the independent public accountant and will review such policy annually. See page 33 for additional information on the Audit Committee's pre-approval policy.

•
The Board of Directors has determined that Mr. Saladrigas is an "audit committee financial expert" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. See page 20 for a description of his business experience.

•
Each member of the Audit Committee has been determined to be "independent" within the meaning of the NYSE's listing standards, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company's Standards for Assessing Director Independence. In addition, each of these members meets the financial literacy requirements for audit committee membership under the NYSE's rules and the rules and regulations of the SEC.

Compensation Committee

10 meetings held in 2012

Committee Chairperson	Committee Members
Daniel R. DiMicco Ann M. Gray James H. Hance, Jr.

E. Marie McKee

•
The Compensation Committee establishes and reviews the overall compensation philosophy of the Company, reviews and approves the salaries and other compensation of certain employees, including all executive officers of Duke Energy, reviews and approves compensatory agreements with executive officers, approves equity grants and reviews the effectiveness of, and approves changes to, compensation programs. This committee also makes recommendations to the Board of Directors on compensation for outside directors.

•
Management's role in the compensation-setting process is to recommend compensation programs and assemble information as required by the committee. When establishing the compensation program for our named executive officers, the committee considers input and recommendations from management, including Mr. Rogers, who attends the Compensation Committee meetings.

•
This committee has engaged Frederic W. Cook & Company, Inc. as its independent compensation consultant. The compensation consultant generally attends each committee meeting, provides advice to the committee at the meetings, including reviewing and

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INFORMATION ON THE BOARD OF DIRECTORS

  commenting on market compensation data used to establish the compensation of the executive officers and directors. The consultant has been instructed that it shall provide completely independent advice to the committee and is not permitted to provide any services to Duke Energy other than at the direction of the committee.

•
Each of the members has been determined to be "independent" within the meaning of the NYSE's listing standards and the Company's Standards for Assessing Director Independence, to be "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and, other than Mr. DiMicco, to be "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act.

Corporate Governance Committee

9 meetings held in 2012

Committee Chairperson	Committee Members
Michael G. Browning Harris E. DeLoach, Jr. Daniel R. DiMicco E. Marie McKee

Ann M. Gray

•
The Corporate Governance Committee considers matters related to corporate governance and formulates and periodically revises governance principles. It recommends the size and composition of the Board of Directors and its committees and recommends potential successors to the Chief Executive Officer. This committee also recommends to the Board of Directors the slate of nominees, including any nominees recommended by shareholders, for director for each year's annual meeting and, when vacancies occur, names of individuals who would make suitable directors of Duke Energy. This committee may engage an external search firm or a third party to identify or evaluate or to assist in identifying or evaluating a potential nominee. The committee also performs an annual evaluation of the performance of the Chief Executive Officer with input from the full Board of Directors.

•
Each of these members has been determined to be "independent" within the meaning of the NYSE's listing standards and the Company's Standards for Assessing Director Independence.

Finance and Risk Management Committee

6 meetings in 2012

Committee Chairperson	Committee Members
William Barnet, III Michael G. Browning John H. Forsgren Ann M. Gray James B. Hyler, Jr.

James H. Hance, Jr.

•
The Finance and Risk Management Committee is primarily responsible for the oversight of risk at the Company. This oversight function includes reviews of Duke Energy's financial and fiscal affairs and makes recommendations to the Board of Directors regarding dividends, financing and fiscal policies, and significant transactions. It reviews the financial exposure of Duke Energy, as well as mitigation strategies, reviews Duke Energy's risk exposure as related to overall company portfolio and impact on earnings, and reviews the financial impacts of major projects as well as capital expenditures.

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INFORMATION ON THE BOARD OF DIRECTORS

Nuclear Oversight Committee

8 meetings held in 2012

Committee Chairperson	Committee Members
G. Alex Bernhardt, Sr. Harris E. DeLoach, Jr. John T. Herron E. James Reinsch Philip R. Sharp

James T. Rhodes

•
The Nuclear Oversight Committee provides oversight of the nuclear safety, operational and financial performance, and long-term plans and strategies of Duke Energy's nuclear power program. The oversight role is one of review, observation and comment and in no way alters management's authority, responsibility or accountability.

Regulatory Policy and Operations Committee

4 meetings in 2012

Committee Chairperson	Committee Members
William Barnet, III E. James Reinsch Carlos A. Saladrigas

Philip R. Sharp

•
The Regulatory Policy and Operations Committee provides oversight of Duke Energy's regulatory strategy, including non-nuclear regulated utilities' operations, environmental, heath and safety issues and public policy position.

Each committee operates under a written charter adopted by the Board of Directors. The charters are posted on our website at http://www.duke-energy.com/corporate-governance/board-committee-charters.asp.

BOARD OF DIRECTORS COMMITTEE MEMBERSHIP ROSTER (AS OF MARCH 21, 2013)

Name	Audit	Compensation	Corporate Governance	Finance and Risk Management	Nuclear Oversight	Regulatory Policy and Operations

William Barnet, III				X		X
G. Alex Bernhardt, Sr.	X				X
Michael G. Browning	X		X	X
Harris E. DeLoach, Jr.			X		X
Daniel R. DiMicco		X	X
John H. Forsgren	X			X
Ann M. Gray		X	X*	X
James H. Hance, Jr.		X		X*
John T. Herron					X
James B. Hyler, Jr.	X			X
E. Marie McKee		X*	X
E. James Reinsch					X	X
James T. Rhodes	X				X*
James E. Rogers
Carlos A. Saladrigas	X*					X
Philip R. Sharp					X	X*

*
Committee Chair

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REPORT OF THE CORPORATE GOVERNANCE COMMITTEE

The following is the report of the Corporate Governance Committee with respect to its philosophy, responsibilities and initiatives.

Philosophy and Responsibilities

We believe that sound corporate governance has three components: (i) Board of Directors' independence, (ii) processes and practices that foster solid decision-making by both management and the Board of Directors, and (iii) balancing the interests of all of our stakeholders—our investors, customers, employees, the communities we serve and the environment. The Corporate Governance Committee's charter is available on our website at http://www.duke-energy.com/corporate-governance/board-committee-charters/corporate-governance.asp and is summarized below.

Membership.    The Committee must be comprised of three or more members, all of whom must qualify as independent directors under the listing standards of the NYSE and other applicable rules and regulations.

Responsibilities.    The Committee's responsibilities include, among other things: (i) implementing policies regarding corporate governance matters; (ii) assessing the Board of Directors' membership needs and recommending nominees; (iii) recommending to the Board of Directors those directors to be selected for membership on, or removal from, the various Board of Directors' committees and those directors to be designated as chairs of Board of Directors' committees; and (iv) sponsoring and overseeing performance evaluations for the various Board of Directors' committees, the Board of Directors as a whole, and the directors and management, including the Chief Executive Officer.

Investigations and Evaluations.    The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Company's expense, and in the Committee's sole discretion, consultants to assist in such work as the Committee deems necessary. In addition, the Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company. Finally, the Committee conducts an annual self-evaluation of its performance.

In connection with the settlement by the Company with the North Carolina Utilities Commission related to the resignation of Mr. William Johnson following the Company's merger with Progress Energy, Inc. (the "Progress Energy merger"), the Committee has assigned its responsibility to search for a successor to our CEO who will be retiring by the end of 2013, as well as for an additional new director to join the Board, to the newly-created Leadership Development Committee of the Board of Directors. The Leadership Development Committee is a temporary committee formed solely for this purpose, however, so the Corporate Governance Committee will retain its responsibility to identify director candidates and for succession planning in the future.

Governance Initiatives

All of our Board of Directors committee charters, as well as our Principles for Corporate Governance, Code of Business Ethics for Employees and Code of Business Conduct & Ethics for Directors are available on our website at http://www.duke-energy.com/investors/corporate-governance.asp. Any amendments to or waivers from our Code of Business Ethics for Employees with respect to executive officers or Code of Business Conduct & Ethics for Directors must be approved by the Board and will be posted on our website. During 2012 our Board of Directors held 9 executive sessions with independent directors only.

Director Candidates

Profile.    We look for the following characteristics in any candidate for nominee to serve on our Board of Directors:

•
fundamental qualities of intelligence, perceptiveness, good judgment, maturity, high ethics and standards, integrity and fairness;

•
a genuine interest in Duke Energy and a recognition that, as a member of the Board of Directors, one is accountable to the shareholders of Duke Energy, not to any particular interest group;

•
a background that includes broad business experience or demonstrates an understanding of business and financial affairs and the complexities of a large, multifaceted, global business organization;

•
diversity among the existing Board members, including racial and ethnic background, gender, experiences, skills and qualifications;

•
present or former chief executive officer, chief operating officer, or substantially equivalent level executive officer of a highly complex organization such as a corporation, university or major unit of government, or a professional who regularly advises such organizations;

•
no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Duke Energy and its shareholders;

•
the ability and willingness to spend the time required to function effectively as a director;

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REPORT OF THE CORPORATE GOVERNANCE COMMITTEE

•
compatibility and ability to work well with other directors and executives in a team effort with a view to a long-term relationship with Duke Energy as a director;

•
independent opinions and willingness to state them in a constructive manner; and,

•
willingness to become a shareholder of Duke Energy (within a reasonable time of election to the Board of Directors).

Nominees.    The Committee may engage a third party from time to time to assist it in identifying and evaluating director-nominee candidates, in addition to current members of the Board of Directors standing for re-election. The Committee will provide the third party, based on surveys of the then-current Board of Directors members and the profile described above, the characteristics, skills and experiences that may complement those of our existing members. The third party will then provide recommendations for nominees with such attributes. The Committee considers nominees recommended by shareholders on a similar basis, taking into account, among other things, the profile criteria described above and the nominee's experiences and skills. In addition, the Committee considers the shareholder-nominee's independence with respect to both the Company and the recommending shareholder. All of the nominees on the proxy card are current members of our Board of Directors and were recommended by the Committee.

Shareholders interested in submitting nominees as candidates for election as directors must provide timely written notice to the Corporate Governance Committee, c/o Corporate Secretary, Duke Energy Corporation, P.O. Box 1321, Charlotte, NC 28201-1321. The notice must set forth, as to each person whom the shareholder proposes to nominate for election as director:

•
the name and address of the recommending shareholder(s), and the class and number of shares of capital stock of Duke Energy that are beneficially owned by the recommending shareholder(s);

•
a representation that the recommending shareholder(s) is a holder of record of stock of Duke Energy entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice;

•
the name, age, business address and principal occupation and employment of the recommended nominee;

•
any information relevant to a determination of whether the recommended nominee meets the criteria for Board of Directors membership established by the Board of Directors and/or the Corporate Governance Committee;

•
any information regarding the recommended nominee relevant to a determination of whether the recommended nominee would be considered independent under the applicable NYSE rules and SEC rules and regulations;

•
a description of any business or personal relationship between the recommended nominee and the recommending shareholder(s), including all arrangements or understandings between the recommended nominee and the recommending shareholder(s) and any other person(s) (naming such person(s)) pursuant to which the nomination is to be made by the recommending shareholder(s);

•
a statement, signed by the recommended nominee, (1) verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation, (2) affirming the recommended nominee's willingness to be a director, and (3) consenting to serve as a director if so elected;

•
if the recommending shareholder(s) has beneficially owned more than 5% of Duke Energy's voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the rules and regulations of the SEC;

•
if the recommending shareholder(s) intends to solicit proxies in support of such recommended nominee, a representation to that effect; and

•
all other information relating to the recommended nominee that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act, including, without limitation, information regarding (1) the recommended nominee's business experience; (2) the class and number of shares of capital stock of Duke Energy, if any, that are beneficially owned by the recommended nominee; and (3) material relationships or transactions, if any, between the recommended nominee and Duke Energy's management.

Resignation Policy

Our Principles for Corporate Governance set forth our procedures to be followed if a director-nominee is elected, but receives a majority of "withheld" votes. In an uncontested election, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election is required to tender his or her resignation following certification of the shareholder vote. The Corporate Governance Committee is then required to make a recommendation to the Board of Directors with respect to any such letter of resignation. The Board of Directors is required to take action with respect to this recommendation and to disclose its decision-making process. Full details of this policy are set out in our Principles for Corporate Governance, which is posted on our website at http://www.duke-energy.com/corporate-governance/principles.asp.

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REPORT OF THE CORPORATE GOVERNANCE COMMITTEE

Communications with Directors

Interested parties can communicate with any of our directors by writing to our Corporate Secretary at the following address:

Corporate Secretary

Duke Energy Corporation
P.O. Box 1321
Charlotte, NC 28201-1321

Interested parties can communicate with our lead director by writing to the following address:

Lead Director

c/o Corporate Secretary
Duke Energy Corporation
P.O. Box 1321
Charlotte, NC 28201-1321

Our Corporate Secretary will distribute communications to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Duke Energy Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors be excluded, such as: spam; junk mail and mass mailings; service complaints; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, obscene or similarly unsuitable will be excluded. However, any communication that is so excluded remains available to any director upon request.

Corporate Governance Committee

Ann M. Gray (Chair)
Michael G. Browning
Harris E. DeLoach, Jr.
Daniel R. DiMicco
E. Marie McKee

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DIRECTOR COMPENSATION

Annual Retainer and Fees.    Effective upon our merger with Progress Energy on July 2, 2012, the Board of Directors approved the following compensation program for our outside directors:

		Meeting Fees
Type of Fee	Fee (Other Than for Meetings) ($)	In-Person Attendance at Meetings Held in Conjunction With a Regular Board of Directors Meeting ($)	In-Person Meetings Not Held in Conjunction With a Regular Board of Directors Meeting ($)	Telephonic Participation in Meetings ($)

Annual Board of Directors Retainer (Cash)	75,000
Annual Board of Directors Retainer (Stock)	125,000
Board of Directors Meeting Fees		2,000	2,500	2,000
Annual Lead Director Retainer	75,000
Annual Audit Committee Chair Retainer	25,000
Annual Chair Retainer (Other Committees)	15,000
Audit Committee Meeting Fees		3,000	2,500	2,000
Nuclear Oversight Committee Meeting Fees		4,000	2,500	2,000
Other Committee Meeting Fees		2,000	2,500	2,000

This compensation program is the same as in effect prior to July 2, 2012, except for the following adjustments that became effective upon the Progress Energy merger:

•
The Annual Board of Directors Retainer (Cash) was increased from $50,000 to $75,000

•
The Annual Board of Directors Retainer (Stock) was increased from $100,000 to $125,000

•
The Annual Lead Director Retainer was increased from $35,000 to $75,000

•
The Annual Audit Committee Chair Retainer was increased from $20,000 to $25,000

•
The Annual Chair Retainer (Other Committees) was increased from $10,000 to $15,000

Annual Stock Retainer for 2012. In 2012, each eligible director received the portion of his or her annual retainer that was payable in stock in the form of fully-vested shares granted under the Duke Energy Corporation 2010 Long-Term Incentive Plan. Because the increase in the annual stock retainer from $100,000 to $125,000 occurred after the annual stock retainer was provided on May 3, 2012 (in connection with the annual shareholders' meeting), an additional prorated stock grant was provided to each eligible director to reflect the increase in the annual stock retainer, offset by the prior stock retainer received for the same period of time from Duke Energy or Progress Energy.

Deferral Plans and Stock Purchases.    Directors may elect to receive all or a portion of their annual compensation, consisting of retainers and attendance fees, on a current basis, or defer such compensation under the Duke Energy Corporation Directors' Savings Plan (the "Directors' Savings Plan"). Deferred amounts are credited to an unfunded account, the balance of which is adjusted for the performance of phantom investment options, including the Duke Energy common stock fund, as elected by the director, and generally are paid when the director terminates his or her service from the Board of Directors. In connection with the merger, Duke Energy assumed the Progress Energy, Inc. Non-Employee Director Deferred Compensation Plan. Under this plan, the former Progress Energy directors were provided the opportunity to elect to defer their annual retainer and board attendance fees. Any deferred fees are deemed to be invested in stock units. The number of units in each account is adjusted from time to time to reflect the payment of dividends on the number of shares of stock represented by the units. Payments from the plan are made in cash upon termination of service. Duke Energy also assumed the Progress Energy, Inc. Non-Employee Director Stock Unit Plan ("Stock Unit Plan"). The Stock Unit Plan provided for an annual grant of stock units equivalent to $60,000 to each non-employee director prior to the merger. The number of units in each account is adjusted from time to time to reflect the payment of dividends on the number of shares of stock represented by the units. Payments from the plan are made in cash upon termination of service.

Charitable Giving Program.    The Duke Energy Foundation, independent of Duke Energy, maintains The Duke Energy Foundation Matching Gifts Program under which directors are eligible to request matching contributions of up to $5,000 per director per calendar year to qualifying institutions. In addition, Duke Energy maintains a Directors' Charitable Giving Program. Eligibility for this program has been frozen and only Ms. Gray is eligible. Under this program, Duke Energy will make, upon the director's death, donations of up to $1,000,000 to charitable organizations selected by the director. Ms. Gray may request that donations be made under this program during her lifetime, in which case the maximum donation will be reduced on an actuarially-determined net present value basis. In 2012, no donations were made on behalf of Ms. Gray.

Expense Reimbursement and Insurance.    Duke Energy provides travel insurance to directors in the amount of $500,000, and reimburses directors for expenses reasonably incurred in connection with attendance and participation at Board of Directors and committee meetings and special functions.

Gifts.    Duke Energy presented a 2012 holiday gift to each person who was an outside director as of December 31, 2012. The aggregate cost of the gifts to all directors was $1,848.

Stock Ownership Guidelines.    Outside directors are subject to stock ownership guidelines, which establish a target level of ownership of Duke Energy common stock (or common stock equivalents). Currently each outside director is required to own shares with a value equal to at least five times the annual Board of Directors cash retainer (i.e., an ownership level of $375,000) or retain 50% of his or her vested annual equity retainer. All outside directors were in compliance with the guidelines as of December 31, 2012.

30    DUKE ENERGY – 2013 Proxy Statement

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DIRECTOR COMPENSATION

The following table describes the compensation earned during 2012 by each individual who served as an outside director during 2012. For the directors who previously served on the Board of Directors of Progress Energy, the table only provides information for compensation earned by them after the Progress Energy merger.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

John D. Baker, II(1)	7,095	0	0	13	7,108
William Barnet, III	134,000	120,890	0	5,331	260,221
G. Alex Bernhardt, Sr.	146,500	120,890	13,772	5,331	286,493
Michael G. Browning	162,500	120,890	0	5,331	288,721
Harris E. DeLoach, Jr.(1)	79,592	74,366	0	225	154,183
Daniel R. DiMicco	134,000	120,890	0	331	255,221
John H. Forsgren	134,500	120,890	0	331	255,721
Ann M. Gray	221,500	220,890	0	4,831	447,221
James H. Hance, Jr.	142,000	120,890	0	331	263,221
James B. Hyler, Jr.(1)	81,092	74,366	0	225	155,683
E. Marie McKee(1)	82,510	74,366	0	5,225	162,101
E. James Reinsch	137,500	120,890	0	4,906	263,296
James T. Rhodes	161,500	120,890	0	3,904	286,294
Carlos A. Saladrigas(1)	81,826	74,366	0	225	156,417
Philip R. Sharp	152,000	120,890	0	2,831	275,721
Theresa M. Stone(1)	8,793	0	0	13	8,806

(1)

Effective July 2, 2012, Messrs. Baker, DeLoach, Hyler and Saladrigas and Mses. McKee and Stone were appointed to the Board of Directors of Duke Energy. Effective July 27, 2012, Mr. Baker and Ms. Stone resigned from the Board of Directors of Duke Energy.

(2)

Messrs. Bernhardt, DeLoach, DiMicco, and Hyler and Dr. Rhodes elected to defer $146,500; $79,592; $134,000; $40,546; and $80,750, respectively, of their 2012 cash compensation under the Directors' Savings Plan.

(3)

This column reflects the grant date fair value of the stock awards granted to each eligible director during 2012. The grant date fair value was determined in accordance with the accounting guidance for stock-based compensation. See Note 22 of the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012 ("Annual Report") for an explanation of the assumptions made in valuing these awards. In May 2012, each sitting director on the Duke Energy Board received 1,558 shares of stock, adjusted to reflect the Duke Energy 1-for-3 reverse stock split that occurred in July 2012 (the "Reverse Stock Split"). In order to reflect the increase in the annual stock retainer from $100,000 to $125,000 and the prior stock retainer received for the same period of time, each director who (1) was previously on the Duke Energy Board of Directors received an additional prorated stock grant of 320 shares and (2) was previously on the Progress Energy Board of Directors and was a sitting director on the Duke Energy Board of Directors in August, 2012 received an additional prorated stock grant of 1,138 shares. In consideration of extraordinary efforts during 2012, Ms. Gray received an additional 1,466 shares of stock in August 2012. Messrs. Bernhardt, Browning, DeLoach, Forsgren, Hyler, Reinsch and Saladrigas and Ms. McKee and Dr. Rhodes elected to defer their 2012 stock retainer of Duke Energy shares under the Directors' Savings Plan.

(4)

As of December 31, 2012, Dr. Rhodes held an option to acquire 2,000 shares of Spectra Energy Corp. Dr. Rhodes acquired this option in connection with Duke Energy's spin-off of its gas businesses effective January 2, 2007, to form Spectra Energy Corp.

(5)

Reflects above-market interest earned on a grandfathered investment fund previously provided under a predecessor plan to the Directors' Savings Plan. Participants can no longer defer compensation into the grandfathered investment fund, but continue to be credited with interest at the fixed rate on amounts previously deferred into such fund.

(6)

As described in the following table, All Other Compensation for 2012 includes a business travel accident insurance premium that was prorated among the directors based on their service on the Board of Directors during 2012, matching gift contributions made by The Duke Energy Foundation in the director's name to charitable organizations, and a holiday gift.

Name	Business Travel Accident Insurance ($)	Matching Charitable Contributions ($)	Holiday Gift ($)	Total ($)

John D. Baker, II	13	0	0	13
William Barnet, III	199	5,000	132	5,331
G. Alex Bernhardt, Sr.	199	5,000	132	5,331
Michael G. Browning	199	5,000	132	5,331
Harris E. DeLoach, Jr.	93	0	132	225
Daniel R. DiMicco	199	0	132	331
John H. Forsgren	199	0	132	331
Ann M. Gray	199	4,500	132	4,831
James H. Hance, Jr.	199	0	132	331
James B. Hyler, Jr.	93	0	132	225
E. Marie McKee	93	5,000	132	5,225
E. James Reinsch	199	4,575	132	4,906
James T. Rhodes	199	3,573	132	3,904
Carlos A. Saladrigas	93	0	132	225
Philip R. Sharp	199	2,500	132	2,831
Theresa M. Stone	13	0	0	13

DUKE ENERGY – 2013 Proxy Statement    31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the amount of Duke Energy common stock beneficially owned by the current directors, the executive officers listed in the Summary Compensation Table under Executive Compensation (referred to as the named executive officers), and all directors and executive officers as a group as of March 5, 2013.

Name or Identity of Group	Total Shares Beneficially Owned(1)(2)	Percent of Class

William Barnet, III	15,221	*
G. Alex Bernhardt, Sr.	39,089	*
Michael G. Browning	77,424	*
Harris E. DeLoach, Jr.	13,748	*
Daniel R. DiMicco	23,554	*
John H. Forsgren	7,219	*
Lynn J. Good	58,039	*
Ann M. Gray	36,613	*
James H. Hance, Jr.	32,999	*
John T. Herron(3)	0	*
James B. Hyler, Jr.	2,922	*
Dhiaa M. Jamil	33,951	*
William D. Johnson(4)	278,259	*
Jeffery J. Lyash(4)	26,773	*
Marc E. Manly	37,263	*
John R. McArthur(4)	85,488	*
E. Marie McKee	985	*
Mark F. Mulhern(4)	63,339	*
E. James Reinsch	13,877	*
James T. Rhodes	20,215	*
James E. Rogers	1,820,728	*
Carlos A. Saladrigas	1,100	*
Philip R. Sharp	11,044	*
Directors and executive officers as a group (24)	2,406,349	*

*

Represents less than 1%.

(1)

Includes the following number of shares with respect to which directors and executive officers have the right to acquire beneficial ownership within sixty days of March 5, 2013: Mr. Barnet – 117; Mr. Bernhardt – 1,324; Mr. Browning – 15,036; Mr. DeLoach – 1,151; Mr. DiMicco – 9,446; Mr. Forsgren – 6,197; Ms. Good – 8,112; Ms. Gray – 0; Mr. Hance – 0; Mr. Herron – 0; Mr. Hyler – 1,151; Mr. Jamil – 0; Mr. Johnson – 0; Mr. Lyash – 0; Mr. Manly – 0; Mr. McArthur – 0; Ms. McKee – 115; Mr. Mulhern – 0; Mr. Reinsch – 6,197; Dr. Rhodes – 1,138; Mr. Rogers – 927,917; Mr. Saladrigas – 230; Dr. Sharp – 0; and all directors and executive officers as a group – 993,458.

(2)

Does not include the following number of shares that are deemed to be held in nonqualified deferred compensation plans for the directors and executive officers, but which are not deemed to be "beneficially owned" pursuant to the applicable SEC rules: Mr. Barnet – 1,055; Mr. Bernhardt – 11,918; Mr. Browning – 22,851; Mr. DeLoach – 24,276; Mr. DiMicco – 0; Mr. Forsgren – 0; Ms. Good – 60; Ms. Gray – 0; Mr. Hance – 0; Mr. Herron – 0; Mr. Hyler – 9,325; Mr. Jamil – 1,524; Mr. Johnson – 2,723; Mr. Lyash – 3,552; Mr. Manly – 0; Mr. McArthur – 0; Ms. McKee – 47,191; Mr. Mulhern – 845; Mr. Reinsch – 0; Dr. Rhodes – 10,244; Mr. Rogers – 76,880; Mr. Saladrigas – 22,761; and Dr. Sharp – 0.

(3)

Mr. Herron joined the Board of Directors on March 1, 2013. Since that time, the Company has not had an open trading window during which Mr. Herron could have acquired shares of Duke Energy securities.

(4)

Provided as of the date of termination of employment.

The following table lists the beneficial owners of 5% or more of Duke Energy's outstanding shares of common stock as of December 31, 2012. This information is based on the most recently available reports filed with the SEC and provided to us by the company listed.

Name or Identity of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage

BlackRock Inc. 40 East 52nd Street New York, NY 10022	36,366,412	(1)	5.16

State Street Corporation One Lincoln Street Boston, MA 02111	42,641,163	(2)	6.1

(1)

According to the Schedule 13G filed by BlackRock Inc., these shares are beneficially owned as BlackRock Inc. is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has sole voting power with respect to 36,366,412 shares, zero shares with shared voting power, sole dispositive power with regard to 36,366,412 shares and zero shares with shared dispositive power.

(2)

According to the Schedule 13G filed by State Street Corporation, these shares are beneficially owned as State Street Corporation is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has zero shares with sole voting power, shared voting power with respect to 42,641,163 shares, zero shares with sole dispositive power and shared dispositive power with respect to 42,641,163 shares.

32    DUKE ENERGY – 2013 Proxy Statement

PROPOSAL 2:     RATIFICATION OF DELOITTE & TOUCHE LLP AS DUKE ENERGY CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANT FOR 2013

Representatives of Deloitte are expected to be present at the annual meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions. Information on Deloitte's fees for services rendered in 2012 and 2011 are listed below. These fees exclude accounting fees and services for Progress Energy paid prior to the Progress Energy merger.

DUKE ENERGY

Type of Fees	2012	2011

Audit Fees(1)	$12,200,000	$8,500,000
Audit-Related Fees(2)	2,460,000	2,750,000
Tax Fees(3)	875,000	205,000
All Other Fees(4)	30,000	35,000

TOTAL FEES:	$15,565,000	$11,490,000

(1)

Audit Fees are fees billed, or expected to be billed, by Deloitte for professional services for the audit of Duke Energy's consolidated financial statements included in Duke Energy's annual report on Form 10-K and review of financial statements included in Duke Energy's quarterly reports on Form 10-Q for services that are normally provided by Deloitte in connection with statutory, regulatory or other filings or engagements or for any other service performed by Deloitte to comply with generally accepted auditing standards.

(2)

Audit-Related Fees are fees billed by Deloitte for assurance and related services that are reasonably related to the performance of an audit or review of Duke Energy's financial statements, including assistance with acquisitions and divestitures and internal control reviews.

(3)

Tax Fees are fees billed by Deloitte for tax return assistance and preparation, tax examination assistance, and professional services related to tax planning and tax strategy.

(4)

All Other Fees are fees billed by Deloitte for any services not included in the first three categories.

To safeguard the continued independence of the independent public accountant, the Audit Committee adopted a policy that provides that the independent public accountant is only permitted to provide services to Duke Energy and its subsidiaries that have been pre-approved by the Audit Committee. Pursuant to the policy, detailed audit services, audit-related services, tax services and certain other services have been specifically pre-approved up to certain categorical fee limits. In the event that the cost of any of these services may exceed the pre-approved limits, the Audit Committee must pre-approve the service. All other services that are not prohibited pursuant to the SEC's or other applicable regulatory bodies' rules or regulations must be specifically pre-approved by the Audit Committee. All services performed in 2012 and 2011 by the independent public accountant were approved by the Duke Energy Audit Committee and legacy Progress Energy Audit Committee pursuant to their pre-approval policies.

The Board of Directors Recommends a Vote "FOR" the Ratification of Deloitte & Touche LLP as Duke Energy Corporation's Independent Public Accountant for 2013.

DUKE ENERGY – 2013 Proxy Statement    33

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to Duke Energy's audited financial statements for the fiscal year ended December 31, 2012.

The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that Duke Energy specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The purpose of the Audit Committee is to assist the Board in its general oversight of Duke Energy's financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the committee and is available on our website at http://www.duke-energy.com/corporate-governance/board-committee-charters/audit.asp.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Deloitte & Touche LLP ("Deloitte"), the Company's independent public accountant. Management is responsible for the preparation, presentation and integrity of Duke Energy's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and, evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Deloitte is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States ("GAAP"), as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The Audit Committee reviewed the Company's audited financial statements with management and Deloitte, and met separately with both management and Deloitte to discuss and review those financial statements and reports prior to issuance. These discussions also addressed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Management has represented, and Deloitte has confirmed, that the financial statements were prepared in accordance with GAAP.

In addition, management completed the documentation, testing and evaluation of Duke Energy's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and Deloitte at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management presented to the Audit Committee on the effectiveness of the Company's internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 ("Form 10-K") filed with the SEC, as well as Deloitte's Report of Independent Registered Public Accounting Firm included in the Company's Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedules and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2013.

The Audit Committee has discussed with Deloitte the matters required to be discussed by professional and regulatory requirements, including, but not limited to, the standards of the Public Company Accounting Oversight Board regarding The Auditors' Communications with Those Charged with Governance. In addition, Deloitte has provided the Audit Committee with the written disclosures and the letter required by "Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence" that relates to Deloitte's independence from Duke Energy and its subsidiaries and the Audit Committee has discussed with Deloitte the firm's independence.

Based on its review of the consolidated financial statements and discussions with and representations from management and Deloitte referred to above, the Audit Committee recommended that the audited financial statements be included in Duke Energy's Form 10-K, for filing with the SEC.

Audit Committee
Carlos A. Saladrigas (Chair)
G. Alex Bernhardt, Sr.
Michael G. Browning
John H. Forsgren
James B. Hyler, Jr.
James T. Rhodes

34    DUKE ENERGY – 2013 Proxy Statement

PROPOSAL 3:     ADVISORY VOTE TO APPROVE DUKE ENERGY CORPORATION'S NAMED EXECUTIVE OFFICER COMPENSATION

At our annual meeting in 2011, our shareholders recommended that our Board of Directors hold say-on-pay votes on an annual basis. As a result, we are providing our shareholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

In connection with this proposal, the Board of Directors encourages shareholders to review in detail the description of the compensation program for our named executive officers that is set forth in the Compensation Discussion and Analysis beginning on page 36, as well as the information contained in the compensation tables and narrative discussion in this proxy statement.

As described in more detail in the Compensation Discussion and Analysis section, the guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of our executives and shareholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results as compared to predetermined measures of success. A significant portion of our named executive officers' total direct compensation is directly contingent upon achieving specific results that are important to our long-term success and growth in shareholder value. We supplement our pay-for-performance program with a number of compensation policies that are aligned with the long-term interests of Duke Energy and its shareholders.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as disclosed in this proxy statement by voting "FOR" the following resolution:

"RESOLVED, that the shareholders of Duke Energy approve, on an advisory basis, the compensation paid to Duke Energy's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Act of 1933, as amended, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion in Duke Energy's 2013 proxy statement."

Because your vote is advisory, it will not be binding on the Board of Directors, the Compensation Committee or Duke Energy. The Compensation Committee, however, will review the voting results and will take them into consideration when making future decisions regarding the compensation of our named executive officers.

The Board of Directors Recommends a Vote "FOR" the Approval of the Compensation of Our Named Executive Officers as Disclosed in this Proxy Statement.

DUKE ENERGY – 2013 Proxy Statement    35

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of Duke Energy has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

E. Marie McKee (Chair)
Daniel R. DiMicco
John H. Forsgren
Ann M. Gray
James H. Hance, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to provide information about Duke Energy's compensation objectives and policies for our named executive officers.

Our named executive officers for 2012 include Messrs. Rogers, Manly and Jamil and Ms. Good, each of whom was employed by Duke Energy for the entire year. These individuals are sometimes referred to as "current Duke Energy" named executive officers. The discussion regarding the current Duke Energy named executive officers focuses on compensation earned by them for the entire 2012 year, both before and after the Progress Energy merger.

Our named executive officers also include four executives who were previously employed by Progress Energy, Inc. and who resigned shortly after the Progress Energy merger: Messrs. Johnson, Lyash, McArthur, and Mulhern. These individuals are sometimes referred to as "former Progress Energy" named executive officers. The discussion regarding the former Progress Energy named executive officers only focuses on compensation earned by them following the Progress Energy merger and is contained primarily under the heading "Former Progress Energy Named Executive Officers" on page 47. References to "our named executive officers" throughout the Compensation Discussion and Analysis generally refer to the current Duke Energy named executive officers.

Executive Summary

2012 was a very important year for Duke Energy:

•
We often say that "safety comes first" and 2012 was a testament to the focus of our employees. During the year, we achieved the best employee safety record in the company's history.

•
On July 2, 2012 we completed the Progress Energy merger to create the largest regulated utility company in the United States, with approximately 7 million customers across 6 regulated jurisdictions. The strategic combination gives us size and scale and is expected to deliver significant efficiencies for the benefit of our customers, our investors, our employees and our other stakeholders, over time.

•
Financially, our adjusted diluted earnings per share for 2012 were at the upper end of our annual guidance range. We ended 2012 with adjusted diluted earnings per share of $4.31 for purposes of our short-term incentive plan, within our guidance range of $4.20 to $4.35. We also increased our quarterly dividend by approximately 2% and had a dividend yield of approximately 4.8% as of the end of 2012. Our total shareholder return ("TSR") for 2012 exceeded the TSR of the Philadelphia Utility Index, and since we announced the Progress Energy merger in early 2011 through the end of 2012, our TSR of 32% has significantly outperformed the Philadelphia Utility Index's TSR of 17%.

•
We continued to advance our $9 billion fleet modernization program by successfully bringing three major new power plants into service in North Carolina – the 825-megawatt Cliffside pulverized coal plant, the 620-megawatt Dan River combined-cycle natural gas plant, and the 920-megawatt Wayne County combined-cycle natural gas plant. This modernization program will allow us to ultimately retire up to 6,800 megawatts of older, less efficient coal units across our regulated portfolio by 2015.

•
Our combined nuclear organization has wide-ranging experience and depth of talent. Today, we operate a nuclear fleet of approximately 10,500 megawatts with all of our 11 operating units located in the Carolinas. During 2012, our operational performance for the combined nuclear fleet was strong. We achieved a capacity factor for the fleet of over 90 percent, excluding Crystal River 3, for the thirteenth consecutive year. This exceptional performance provided our customers the benefit of efficient and reliable baseload nuclear generation.

36    DUKE ENERGY – 2013 Proxy Statement

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COMPENSATION DISCUSSION AND ANALYSIS

Pay for Performance Program

The guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of executives and shareholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results, as compared to predetermined measures of success.

As described below, the variable and equity based components of our compensation program are the short-term incentives ("STI") and long-term incentives ("LTI"). Our STI opportunities are provided under an annual cash bonus plan, the payout of which is dependent on corporate, operational and individual performance. Our LTI opportunities are provided through a three-year equity based compensation plan (i.e., restricted stock units and performance shares), the payout of which is also dependent on corporate performance.

As a result, a significant portion of our named executive officers' total direct compensation – which consists of base salary as well as target STI and LTI opportunities – is directly contingent upon achieving specific results that are important to our long-term success and growth in shareholder value. For example:

•
In 2012, 100% of Mr. Rogers' total direct compensation opportunity consisted of stock awards: grants of stock options, restricted stock units and performance shares. He did not receive a base salary and was not eligible for a cash bonus. In order to ensure that the entire executive team is aligned, Mr. Rogers' performance shares are subject to the same corporate performance measures applicable to the incentive opportunities provided to the other named executive officers under the STI and LTI programs.

•
Approximately 74% of the total direct compensation opportunity (assuming target performance) for our named executive officers was provided in 2012 in the form of STI and LTI.

The actual amount of compensation received by the named executive officers in connection with STI and LTI opportunities varies based on our stock price and the extent to which predetermined corporate, operational and individual goals are achieved. The following charts illustrate the components of the target total direct compensation opportunities provided to our named executive officers.

TARGET COMPENSATION MIX - FY 2012

CEO
100%
Performance and Stock Linked
25%
LTI: 100%
55%
20%
OTHER CURRENT NEOs
74%
Performance and Stock Linked
21%
26%
LTI: 53%
16%
37%
LONG-TERM INCENTIVES (LTI)
Restricted Stock Units (RSUs)
Stock Options
Performance Shares
ANNUAL COMPENSATION
Base Salary
Short-Term Incentives (Cash)

DUKE ENERGY – 2013 Proxy Statement    37

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COMPENSATION DISCUSSION AND ANALYSIS

Align Interests of Named Executive Officers and Shareholders

We supplement our pay for performance program with a number of compensation policies intended to align the interests of management and our shareholders. Following are key features of our executive compensation program.

AT DUKE ENERGY WE...	AT DUKE ENERGY WE DO NOT...

Compensate our Chief Executive Officer substantially through stock-based awards. Mr. Rogers is compensated primarily through stock awards. He does not receive a base salary or a cash bonus, and he is generally not eligible to participate in Duke Energy's employee benefit plans.	Provide employment agreements to a broad group. Except for our Chief Executive Officer, no other executives are provided with a comprehensive employment agreement (unless assumed in connection with the acquisition of another company).

Tie a high ratio of the pay of our other executives to corporate and individual performance. In 2012, approximately 74% of the total direct compensation opportunity (assuming target performance) for our other named executive officers was provided in the form of STI and LTI.	Permit hedging of Duke Energy securities. We have a policy that prohibits employees (including the named executive officers) from trading in options, warrants, puts and calls or similar instruments in connection with Duke Energy securities, or selling Duke Energy securities "short," or holding such securities in margin accounts.

Require significant stock ownership. We maintain aggressive guidelines to reinforce the importance of Duke Energy stock ownership. This is intended to align the interests of executives and shareholders, and to focus the executives on our long-term success.

•

Mr. Rogers – a minimum level of Duke Energy shares equal to 10 times the base pay of his highest-paid direct report.

•

Other named executive officers – three times base pay.

•

Non-employee directors – five times the annual cash retainer.

Each of our named executive officers and directors was in compliance with the stock ownership policy during 2012.

Provide severance benefits upon a change in control. Our change in control agreements provide cash severance only upon a "double trigger," meaning that change in control severance benefits are payable only if our named executive officers incur a qualifying termination of employment (i.e., a voluntary termination for "good reason" or an involuntary termination without "cause") and the termination occurs in connection with a change in control of Duke Energy.

Maintain a stock holding policy. Each named executive officer is required to hold 50% of all shares acquired under the LTI program (after the payment of any applicable taxes), and 100% of all shares acquired upon the exercise of stock options (after payment of the exercise price and taxes), until the applicable stock ownership requirement is satisfied.	Provide Golden Parachute Tax Gross-Ups. We do not provide excise tax gross-ups for severance benefits received by our current Duke Energy named executive officers under the change in control agreements or under the Executive Severance Plan. However, as a result of the Progress Energy merger, we assumed a change in control severance plan (i.e., the Progress Energy, Inc. Management Change-In-Control Plan) that provides golden parachute tax gross-up payments under certain circumstances. This tax-gross up provision was adopted by Progress Energy prior to the Progress Energy merger. The former Progress Energy named executive officers who terminated employment in connection with the Progress Energy merger did not receive golden parachute tax gross-up payments upon terminating employment.

Tie incentive compensation to a clawback policy. We maintain a "clawback policy," which would allow us to recover (i) certain incentive compensation based on financial results in the event those results were restated due at least partially to the recipient's fraud or misconduct, or (ii) an inadvertent payment based on an incorrect calculation.	Encourage excessive or inappropriate risk taking through our compensation program. Our plans focus on aligning Duke Energy's compensation policies with the long-term interests of Duke Energy and avoid rewards that could create unnecessary risks to the company, as evidenced by the policies described on page 49.

Provide a consistent level of severance benefits. We maintain an Executive Severance Plan in order to provide a consistent approach to executive severance, and to provide eligible employees, including our named executive officers (excluding Mr. Rogers), with certainty and security while they are focusing on their duties and responsibilities. Under this plan, severance benefits are payable only if our named executive officers incur a qualifying termination of employment (i.e., a voluntary termination for "good reason" or an involuntary termination without "cause").	Provide excessive perquisites. Our perquisites program is limited to an executive physical, an airline membership club to facilitate travel, limited personal use of corporate aircraft (subject to the requirement that the executive reimburse Duke Energy for the direct operating costs for such travel), financial planning, and matching charitable contributions. See page 45 for additional details.

Maintain a shareholder approval policy for severance agreements. We have a policy generally to seek shareholder approval for any future agreements with our named executive officers that provide severance benefits in excess of 2.99 times the executive's annual compensation or that provide for tax gross-ups in connection with a termination event.

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COMPENSATION DISCUSSION AND ANALYSIS

AT DUKE ENERGY WE...

Comply with an equity award granting policy. In recognition of the importance of adhering to specific practices and procedures in the granting of equity awards, the Compensation Committee has adopted a policy that applies to the granting of equity awards for employees and directors. Under this policy, annual grants to employees may be made at any regularly scheduled meeting, provided that reasonable efforts will be made to make such grants at the first regularly scheduled meeting each calendar year, and annual grants to outside directors may be made by the Board of Directors at any regularly scheduled meeting, provided that reasonable efforts will be made to make such grants at the regularly scheduled meeting that is held in conjunction with the annual meeting of shareholders each year.

Use an independent compensation consultant. The Compensation Committee has engaged Frederic W. Cook & Company, Inc. to report directly to the Compensation Committee as its independent compensation consultant. The consultant has been instructed that it is to provide completely independent advice to the Compensation Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation Committee.

Consideration of Results of Shareholder Advisory Votes on Executive Compensation

As required by the Dodd-Frank Act, we included a shareholder vote on executive compensation in last year's annual proxy statement. Because our shareholders strongly supported the compensation of our named executive officers as disclosed in the 2012 annual proxy statement (i.e., 92.4% of the votes represented in person or by proxy), the Compensation Committee views the results of this advisory vote as confirmation that our compensation program, including our emphasis on pay-for-performance, is structured and designed to achieve our stated goals and objectives. As a result, we have continued to emphasize pay-for-performance alignment, and our 2012 compensation program, as described below, continues to reflect this philosophy.

Objectives of the Compensation Program

Our executive compensation program is designed to:

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attract and retain talented executive officers and key employees by providing total compensation competitive with that of other executives and key employees of similarly sized companies and with similar complexity, whether within or outside of the utility sector;

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emphasize performance based compensation, which motivates executives and key employees to achieve strong financial and operational performance in a manner that balances short-term and long-term results;

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reward individual performance; and

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encourage a long-term commitment to Duke Energy and align the interests of executives with shareholders, by providing a significant portion of total compensation in the form of stock based incentives and requiring target levels of stock ownership.

Setting Executive Compensation Levels

During the annual performance evaluation in early 2012, the Compensation Committee confirmed that the total direct compensation levels for the current Duke Energy named executive officers generally remained competitive, as compared to market surveys showing each element of total compensation against comparable positions at comparable companies. For utility specific positions, the market data sources were: (i) the Towers Watson CDB Energy Services Executive Compensation Database, which consists of the 106 companies listed on Appendix B; and (ii) the Philadelphia Utility Index. For general corporate positions, the market data sources also included the Towers Watson CDB General Industry Executive Compensation Database, which consists of the 108 companies with revenues between $10 billion and $20 billion, as listed on Appendix C.

After reviewing this information, in February, 2012, the Compensation Committee decided to only make compensation adjustments that addressed immediate concerns based on market survey information and internal comparisons of the compensation of our other executives.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee delayed making significant compensation adjustments for our named executive officers until after the closing of the Progress Energy merger so that it could consider whether the market data sources would continue to be appropriate following the Progress Energy merger. As a result, the Compensation Committee only made a change to the base salary of Ms. Good in February, 2012, as described on page 41.

We completed the Progress Energy merger on July 2, 2012, at which time we combined the two management teams. The Compensation Committee considered our existing executive compensation program and the Progress Energy program, and agreed to continue our existing incentive compensation program following the Progress Energy merger in a manner that would provide a consistent compensation program for the newly-consolidated management team, reflect each executive's role after the Progress Energy merger, recognize the increased scope of each executive's role in light of the combined company's increased size and complexity, and assist with the retention of the management team. In order to offer competitive compensation opportunities to attract, retain, and motivate qualified executives, the Compensation Committee intends to structure each element of compensation in the competitive range of the market data for each position, while retaining flexibility to make adjustments to specific compensation elements to respond to market conditions, promotions, individual performance, experience levels or other circumstances.

At least once a year, the Compensation Committee reviews tally sheets for each named executive officer, which include a summary of compensation paid in prior years, compensation for the current year, the valuation (at various assumed stock prices) of all outstanding equity awards, and a summary of amounts payable upon a termination of employment under various circumstances. This information allows the Compensation Committee to evaluate the total compensation package for each named executive officer, as well as adjustments to specific elements of the total direct compensation package. After reviewing this information: (i) the Committee was able to confirm that the 2012 target total direct compensation for the named executive officers was within the competitive range of the market data; and (ii) the Committee is able to better understand the relationship of various components of the total compensation program to each other.

Compensation Committee Advisors

The Compensation Committee has engaged Frederic W. Cook & Company, Inc. to report directly to the Compensation Committee as its independent compensation consultant. The compensation consultant generally attends each Compensation Committee meeting and provides advice to the Compensation Committee at the meetings, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and directors, the terms and performance goals applicable to incentive plan awards and analysis with respect to specific projects and information regarding trends and competitive practices. The consultant has been instructed that it is to provide completely independent advice to the Compensation Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation Committee. With the consent of the Chair of the Compensation Committee, the consultant may meet with management to discuss strategic issues with respect to executive compensation and assist the consultant in its engagement with the Compensation Committee. The Compensation Committee has assessed the independence of Frederic W. Cook & Company, Inc. pursuant to SEC rules, and concluded that no conflict of interest exists that would prevent the consulting firm from independently advising the Compensation Committee.

Elements of Duke Energy's Compensation Program and How They Relate to Objectives

As discussed in more detail below, during 2012, the principal components of compensation for the named executive officers were:

• base salary;	• long-term equity incentive compensation; and
• short-term incentive compensation;	• retirement and welfare benefits and perquisites.

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COMPENSATION DISCUSSION AND ANALYSIS

Following is a summary of each principal compensation component provided to the current Duke Energy named executive officers during 2012. The discussion of the compensation paid to the former Progress Energy named executive officers after the Progress Energy merger can be found under the heading "Former Progress Energy Named Executive Officers" on page 47.

Base Salary. The salary for each executive is based upon job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions obtained from market surveys and internal comparisons. Mr. Rogers is paid substantially in the form of equity based compensation and he does not receive a base salary.

The Compensation Committee conducted an annual performance review in February 2012 and determined that the base salary levels established for 2011 for each of our named executive officers should remain in effect through 2012 or, if earlier, the close of the proposed Progress Energy merger, except with respect to Ms. Good. Effective as of March 1, 2012, Ms. Good's base salary was increased from $600,000 to $615,000. This adjustment was made after considering market survey information and internal comparisons to the compensation levels of our other executives.

Following the Progress Energy merger, the Compensation Committee reviewed updated market data sources based on the increased scope of each executive's role in light of the combined company's size and complexity, and made the following adjustments to base salary levels effective upon the Progress Energy merger: Ms. Good's base salary was increased from $615,000 to $625,000, and Mr. Jamil's base salary was increased from $525,000 to $550,000.

Short-Term Incentive Compensation. STI opportunities are provided to our named executive officers (other than Mr. Rogers) under the Duke Energy Corporation Executive Short-Term Incentive Plan ("STI Plan") to promote the achievement of annual performance objectives. Each year, the Compensation Committee establishes the incentive opportunity for each participating executive officer, which is based on a percentage of his or her base salary, along with the corporate, operational and individual goals that must be achieved to earn that incentive opportunity. Unless deferred, the earned STI opportunity is paid in cash.

2012 Short-Term Incentives. The Compensation Committee approved the same STI target opportunities for the named executive officers for 2012 as applied in 2011, which were as follows:

Name	Target Incentive Opportunity (as a % of base salary)

James E. Rogers	Receives performance shares subject to same corporate goals as other executive officers under the STI Plan, as well as individual goals
Lynn J. Good	80%
Marc E. Manly	80%
Dhiaa M. Jamil	80%

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COMPENSATION DISCUSSION AND ANALYSIS

Corporate Objectives.    During 2012, depending on actual performance, participating named executive officers were eligible to earn up to 183.75% of the amount of their STI target opportunity. This opportunity was based on several corporate objectives, including Duke Energy's achievement of an adjusted diluted earnings per share ("EPS") goal, an operations and maintenance ("O&M") expense control goal and a reliability goal, all of which had an aggregate weighting of 80%. The Compensation Committee established the targets for each goal in February 2012 and reserved the right to make equitable adjustments to reflect the pending Progress Energy merger. In connection with the Progress Energy merger and the Reverse Stock Split, the Compensation Committee exercised its discretion to adjust the performance goals by: (i) modifying the EPS and O&M performance targets to reflect the contributions from Progress Energy, and (ii) adding two additional reliability goals to reflect the performance of the Progress Energy fleet. The 2012 corporate goals, which were selected to promote management actions beneficial to Duke Energy's various stakeholders, including investors and customers, were as follows (along with actual performance results):

Goal(1)	Weight	Threshold (50%)	Target (100%)	Maximum(2)	Result	Payout

Adjusted Diluted EPS(3)	50%
As established in February 2012		$1.33	$1.42	$1.51
As adjusted for the Progress Energy merger and the Reverse Stock Split		$3.99	$4.26	$4.53	$4.31	118.52%
O&M Expense Control	20%
As established in February 2012		$3,680M	$3,605M	$3,530M
As adjusted for the Progress Energy merger		$4,645M	$4,555M	$4,465M	$4,401M	150%
Reliability(4)	10%
Regulated Generation Commercial Availability (Legacy Duke Energy Fossil Fleet)		88.43%	89.79%	90.93%	86.50%	0%
Nuclear Generation Capacity Factor		90.75%	93.00%	95.25%	91.85%	74.44%
System Average Interruption Frequency Index (SAIFI)		1.18	1.07	0.96	1.09	90.91%
System Average Interruption Duration Index (SAIDI)		152	138	124	140	92.86%
Commercial Availability (Midwest and Renewables Yield)		88.50%	90.80%	92.94%	92.92%	149.53%
International Equivalent Availability		92.00%	94.00%	96.00%	92.98%	74.50%
Progress Energy Carolinas Commercial Availability (added after the Progress Energy merger)		84.70%	87.00%	89.30%	87.00%	100%
Progress Energy Florida Commercial Availability (added after the Progress Energy merger)		79.10%	82.40%	85.70%	82.50%	101.52%

(1)

For additional information about the calculation of the EPS and O&M expense control measures, see page 49.

(2)

A payout of up to 200% of the target opportunity is available for the adjusted diluted EPS goal and a payout of up to 150% of the target opportunity is available for the O&M and reliability goals.

(3)

If an adjusted diluted EPS performance level of at least $1.28 was not achieved, the participating named executive officers would not have received a payout under the 2012 STI Plan. This EPS circuit breaker was increased to $3.84 as a result of the Progress Energy merger and our Reverse Stock Split.

(4)

The reliability goals are calculated as described below. Each reliability goal contains a weighting of one-seventh of the aggregate weighting of 10% for reliability, except that each of the two reliability goals that relate to Progress Energy's fleet contain a weighting of 1/14 of the aggregate weighting for reliability.

•
Regulated Generation Commercial Availability (Legacy Duke Energy Fossil Fleet). A measure of regulated fossil generation reliability, determined as the weighted percentage of time the regulated fossil generation units are available to generate electricity, where the availability each hour is weighted by the difference between market price and unit cost.

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Nuclear Generation Capacity Factor. A measure of the amount of electricity produced by a nuclear generating unit relative to the amount of electricity the unit is capable of producing.

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System Average Interruption Frequency Index (SAIFI). A measure of the number of sustained outages (greater than five minutes in duration) experienced during the year per customer served from both transmission and distribution systems calculated in accordance with the applicable guidelines set forth in the IEEE Standard 1366 – Guide for Electric Power Distribution Reliability Indices, including application of the "major event day" exclusions described therein.

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System Average Interruption Duration Index (SAIDI). A measure of the number of outage minutes experienced during the year per customer served from both distribution and transmission systems calculated in accordance with the applicable guidelines set forth in the IEEE Standard 1366 – Guide for Electric Power Distribution Reliability Indices, including application of the "major event day" exclusions described therein.

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Commercial Availability (Midwest and Renewables Yield). A composite measure of (i) non-regulated fossil generation reliability, determined as the weighted percentage of time the non-regulated fossil generation units are available to generate electricity, where the availability each hour is weighted by the difference between market price and unit cost, and (ii) a renewables energy yield metric, determined by comparing actual generation to expected generation, based on wind speed at the turbines.

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International Equivalent Availability. A measure of the amount of electricity that potentially could be produced by an international generating unit relative to the amount of electricity the unit is actually producing.

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Regulated Generation Commercial Availability – Progress Energy Carolinas. A measure of regulated generation reliability for Progress Energy Carolinas, determined as the weighted percentage of time the regulated generation units are available to generate electricity, where the availability each hour is weighted by the difference between market price and unit cost.

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Regulated Generation Commercial Availability – Progress Energy Florida. A measure of regulated generation reliability for Progress Energy Florida, determined as the weighted percentage of time the regulated generation units are available to generate electricity, where the availability each hour is weighted by the difference between market price and unit cost.

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COMPENSATION DISCUSSION AND ANALYSIS

Individual Objectives.    The remaining 20% of each participating named executive officer's 2012 opportunity under the STI Plan was based on individual objectives. The individual goals, in the aggregate, could result in a payout with respect to the target opportunity equal to 50% in the event of threshold performance, 100% in the event of target performance and 150% in the event of maximum performance. As described below, the individual goals for each of Ms. Good and Messrs. Manly and Jamil for 2012 consisted of a combination of strategic and operational objectives, which were measured based on a subjective determination.

Ms. Good's 2012 individual goals were as follows:

Goal	Weighting	Description

Progress Energy Merger	10%	Provide effective support and collaboration with respect to the Progress Energy merger, including evaluating and providing strategic guidance related to regulatory hurdles, the determination of an approach to create value for shareholders and maintain the proposed benefits for customers, and the delivery of the synergies related to the Progress Energy merger.
Regulatory Initiatives	5%	Provide effective support and collaboration to achieve key 2012 rate and regulatory initiatives.
Finance Initiatives	5%	Provide effective support and collaboration with respect to the restructuring and recapitalization in Ohio, focused investor targeting and employee engagement and focus.

Mr. Manly's 2012 individual goals were as follows:

Goal	Weighting	Description

Progress Energy Merger	7%	Provide legal and strategic support in connection with the Progress Energy merger.
Regulatory Initiatives	7%	Provide legal and strategic support in connection with all regulatory initiatives, including the Edwardsport IGCC project and rate case filings.
Legal / Corporate Governance / Audit / Information Technology ("IT") / Enterprise Operation Services	6%	Establish and achieve 2012 goals for legal services with each business unit and client group, develop and execute the 2012 Internal Audit Plan, continue enhancing organizational culture relating to ethical conduct and legal compliance, manage the IT function to support the scalable platform, and manage the Real Estate and Travel and Support function in an effective manner.

Mr. Jamil's 2012 individual goals were as follows:

Goal	Weighting	Description

Nuclear Generation	5%	Improve safety, reliability, and cost efficiency (including a focus on fleet governance and alignment) of nuclear generation.
Regulated Generation	5%	Improve safety, commercial availability, and cost efficiency (including a focus on new plant start-ups and future decommissioning of coal-fired units) for regulated generation.
Supply Chain	5%	Manage the enterprise supply chain operations in a cost effective manner, optimize the function through increased efficiencies, mitigate risks through effective vendor management, and develop alliances to support emerging business needs.
Safety	5%	Expand efforts to improve the Duke Energy enterprise safety practices and results.

Safety Component. In order to encourage a continued focus on safety, the Compensation Committee included the following safety measures in the 2012 STI Plan:

•
Safety Penalty. The STI Plan payments for each of the participating named executive officers were subject to a safety penalty of 5% depending on Duke Energy's 2012 enterprise-wide total incident case rate ("TICR"). TICR is a standard industry safety measurement that is calculated based on the number of Occupational Safety and Health Administration recordable injuries per 100 workers per year. In February 2012, the Compensation Committee established a TICR safety goal of 0.88. In connection with the merger, the Compensation Committee adjusted the TICR safety goal so that it applied in two equally-weighted parts as follows: (i) the first half of the safety penalty applied if an enterprise-wide TICR of 0.88 (measured without regard to Progress Energy) was not achieved as measured against the entire 2012 calendar year, and (ii) the second half of the safety penalty applied if an enterprise-wide TICR of 0.80 (measured with regard to Progress Energy) was not achieved as measured against the entire 2012 calendar year. Duke Energy's actual TICR result in 2012 was 0.69, which was better than the safety goal such that the safety penalty was not triggered and did not decrease the 2012 STI Plan awards.

•
Safety Adder. The STI Plan payments of the participating named executive officers were also eligible for a safety adder that could result in an increase of 5% if there were no work-related fatalities of any Duke Energy employee, contractor or subcontractor during 2012, including the employees, contractors and subcontractors of Progress Energy for the portion of 2012 after the merger. Because no such work-related fatalities occurred during 2012, the safety adder resulted in a 5% increase to the payments of eligible employees, including the participating named executive officers.

The aggregate achievement level with respect to the individual goals for each of Ms. Good and Messrs. Manly and Jamil was 137%, 133% and 130%, respectively. As a result of the aggregate corporate, operational and individual performance, Ms. Good and Messrs. Manly and Jamil earned bonuses under the 2012 STI Plan equal to $648,401; $626,165; and $558,004, respectively.

Long-Term Incentive Compensation. Opportunities under the LTI program are provided to our named executive officers (other than Mr. Rogers, who receives separate LTI awards based in part on the same performance measures that apply under the LTI program to the other named executive officers) to align executive and shareholder interests in an effort to maximize shareholder value. In this regard, each

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COMPENSATION DISCUSSION AND ANALYSIS

year the Compensation Committee reconsiders the design and amount of the LTI awards and generally grants equity awards at the Compensation Committee's first regularly scheduled meeting each year. Duke Energy's executive officers do not have a role in selecting the date on which LTI awards are granted. Because the closing price of Duke Energy's common stock is a key factor in determining the number of shares in each employee's LTI award, the Compensation Committee considers volatility when determining the size of LTI plan awards.

2010-2012 Performance Shares under the 2010 LTI Program. The 2010 performance share cycle commenced on January 1, 2010, and ended on December 31, 2012. The performance shares generally vest only to the extent two equally weighted performance measures are satisfied. The first measure is based on Duke Energy's relative total shareholder return ("TSR") for the three-year period from January 1, 2010 to December 31, 2012 as compared to the companies in the Philadelphia Utility Index, as follows:

Relative TSR Performance Percentile	Percent Payout of Target 2010-2012 Performance Shares	Result	Payout of Target

75th Percentile or Higher	150%	64.7th Percentile	129.4%
50th Percentile (Target)	100%
25th Percentile	50%
Below 25th Percentile	0%

For purposes of the LTI program, "TSR" is calculated based on the change, expressed as a percentage, in the fair market value of an initial investment in common stock, over a specified period, with dividends reinvested.

The second measure is based on Duke Energy's adjusted return on equity ("ROE") for the three-year period from January 1, 2010 to December 31, 2012, as follows:

Adjusted Achieved ROE	Percent Payout of Target 2010-2012 Performance Shares	Result	Payout of Target

10% or Higher	150%	10.64%	150%
9.5% (Target)	100%
9%	50%
Lower than 9%	0%

For additional information about the calculation of the ROE measure, see page 50.

In the aggregate, this performance corresponds to a payout of 139.7% of the target number of 2010-2012 performance shares, plus dividend equivalents earned during the 2010-2012 performance period. The following table lists the number of 2010-2012 performance shares (adjusted for the Reverse Stock Split) to which Ms. Good and Messrs. Manly and Jamil became vested at the end of the performance cycle:

Name	2010-2012 Performance Shares

Lynn J. Good	22,819
Marc E. Manly	23,810
Dhiaa M. Jamil	17,361

2012 LTI Program

The Compensation Committee approved an LTI opportunity in 2012 equal to 200% of base salary for Ms. Good and Messrs. Manly and Jamil, which was the same LTI opportunity that was provided to each of these named executive officers in 2011. Under the 2012 LTI program, 30% of each participating named executive officer's LTI opportunity was provided in the form of restricted stock units and the remaining 70% was provided in the form of performance shares, as follows (all as adjusted for the Reverse Stock Split):

		2012-2014 Performance Shares (at Target Level)
Name	Grant Date	Based on Total Shareholder Return	Based on Adjusted Return on Equity ("ROE")	Restricted stock units

Lynn J. Good	2/27/2012	6,811	6,811	5,838
Marc E. Manly	2/27/2012	6,644.5	6,644.5	5,696
Dhiaa M. Jamil	2/27/2012	5,814	5,814	4,984

In order to enhance our retention incentives, the 2012 restricted stock units generally vest in equal portions on each of the first three anniversaries of the grant date, provided the recipient continues to be employed by Duke Energy on each vesting date or his or her employment terminates by reason of retirement, subject to compliance with restrictive covenants (e.g., non-competition). In order to emphasize pay for performance, the 2012 performance shares generally vest at the end of the three-year performance period only to the extent two equally weighted performance measures are satisfied. The first measure is based on Duke Energy's relative TSR for the three-year performance period from January 1, 2012 to December 31, 2014, as compared to the companies in the Philadelphia Utility Index, as follows:

Relative TSR Performance Percentile	Percent Payout of Target Performance Shares

75th Percentile or Higher	150%
50th Percentile (Target)	100%
25th Percentile	50%
Below 25th Percentile	0%

The second measure is based on Duke Energy's adjusted ROE over the three-year performance period from January 1, 2012 to December 31, 2014, as follows:

Adjusted Achieved ROE	Percent Payout of Target Performance Shares

10.6% or Higher	150%
10% (Target)	100%
9.4%	50%
Below 9.4%	0%

The LTI program incorporates the adjusted ROE performance measure in 2012 in recognition of the capital intensive nature of Duke Energy's business. The Compensation Committee believes that this performance measure provides an additional incentive to efficiently and effectively allocate capital and measure overall business performance.

For additional information about the calculation of the ROE measure, see page 50.

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COMPENSATION DISCUSSION AND ANALYSIS

Retirement and Welfare Benefits and Perquisites. Our named executive officers participate in the retirement and welfare plans generally available to other eligible employees. In addition, in order to attract and retain key executive talent, we believe that it is important to provide the executive officers, including our named executive officers, with certain limited retirement benefits that are offered only to a select group of management. The retirement plans that are provided to our named executive officers, including the plans offered only to a select group of management, are described on pages 57 - 61. These benefits are comparable to the benefits provided by peers of Duke Energy, as determined based on market surveys.

Duke Energy provides the named executive officers with the same health and welfare benefits it provides to all other similarly situated employees, and at the same cost charged to all other eligible employees. The named executive officers also are entitled to the same post-retirement health and welfare benefits as those provided to similarly situated retirees.

Mr. Rogers does not participate in any of these employee benefit plans on a going forward basis except: (i) with respect to the receipt of health and welfare benefits; and (ii) he can elect to defer his stock awards under the terms of the Duke Energy Corporation Executive Savings Plan. Mr. Rogers, however, maintains balances under certain of these plans reflecting previously accrued benefits.

Additionally, in 2012, Duke Energy provided our named executive officers with certain other perquisites, which are disclosed in footnote 5 to the Summary Compensation Table. Duke Energy provides these perquisites, as well as other benefits to certain executives, in order to provide competitive compensation packages. The cost of perquisites and other personal benefits are not part of base salary and, therefore, do not affect the calculation of awards and benefits under Duke Energy's other compensation arrangements (e.g., retirement and incentive compensation plans). Unless otherwise noted, each of our named executive officers received the perquisites and other benefits described in the following table.

Perquisite	Description

Executive Physical	Each executive is entitled to the annual reimbursement of up to $2,500 for the cost of a comprehensive physical examination. Pursuant to his employment agreement, in lieu of receiving a payment of up to $2,500, Mr. Rogers is eligible to be reimbursed for the cost of a comprehensive physical examination at the Mayo Clinic.
Airline Membership	Each executive (other than Mr. Rogers) is entitled to Chairman's Preferred Status at U.S. Airways.
Personal Travel on Corporate Aircraft	Mr. Rogers may use corporate aircraft for personal travel in North America. With advance approval from the Chief Executive Officer, the other named executive officers may use the corporate aircraft for personal travel in North America. If Mr. Rogers or any other named executive officer uses the aircraft for personal travel, he or she must reimburse Duke Energy the direct operating costs for such travel. However, Mr. Rogers is not required to reimburse Duke Energy for the cost of travel to the executive physical described above or to meetings of the board of directors of other companies on whose board he serves. Although Mr. Rogers is entitled under his employment agreement to reimbursement, including payment of a tax gross-up, for expenses associated with his spouse accompanying him on business travel, he has never requested nor received such a tax gross-up for his spouse's travel. For additional information on the use of the corporate aircraft, see footnote 5 to the Summary Compensation Table.
Financial Planning and Tax Preparation Services	Each year, we reimburse each participating executive (other than Mr. Rogers) for expenses incurred for tax and financial planning services. This program is administered on a three-year cycle, such that participating executives can be reimbursed for up to $15,000 of eligible expenses during the three-year cycle.
Matching Charitable Contributions	The Duke Energy Foundation, independent of Duke Energy, maintains The Duke Energy Foundation Matching Gifts Program under which all employees are eligible for matching contributions of up to $5,000 per calendar year to qualifying institutions.

Severance.    Duke Energy has entered into change in control agreements with Ms. Good and Messrs. Manly and Jamil. Under these agreements, each such named executive officer would be entitled to certain payments and benefits if (1) a change in control were to occur and (2) within two years following the change in control, (a) Duke Energy terminated the executive's employment without "cause" or (b) the executive terminated his employment for "good reason." The severance protection provided by Duke Energy is generally two times the executive's annual compensation and becomes payable only if there is both a change in control and a qualifying termination of employment. The Compensation Committee approved the two times severance multiplier after consulting with its advisors and reviewing the severance protection provided by peer companies. The Compensation Committee believes that the protection provided through these severance arrangements is appropriate in order to diminish the uncertainty and risk to the executives' roles in the context of a potential or actual change in control. The benefit levels under the change in control agreements are described in more detail under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement. The change in control agreements do not provide for golden parachute excise tax gross-up payments.

In order to ensure that Duke Energy continues to provide reasonable severance benefits, the Compensation Committee has established a policy pursuant to which it generally will seek shareholder approval for any future agreement with certain individuals (e.g., a named executive officer) that provides severance benefits in excess of 2.99 times the sum of the executive's base salary and annual bonus, plus the value of continued participation in welfare, retirement and equity compensation plans determined as if the executive remained employed for 2.99 additional years. Under the policy, Duke Energy also will seek shareholder approval of any such agreement that provides for the payment of any tax gross-ups by reason of the executive's termination of employment, including reimbursement of golden parachute excise taxes.

The Duke Energy Executive Severance Plan provides varying levels of severance protection to senior executives. The Compensation Committee believes that this plan is appropriate in order to provide a consistent approach to executive severance, and to provide eligible executives with certainty and security while they are focusing on their duties and responsibilities. Severance payments and benefits would only be paid in the event that an eligible executive's employment is involuntarily terminated without "cause" or is voluntarily terminated for "good reason," and are subject to compliance with restrictive covenants (e.g., non-competition). The severance payments and benefits that would be paid in the event of a qualifying termination of employment to those senior executives who are identified as "Tier I Participants," including Ms. Good and Messrs. Manly and Jamil, generally approximate two times their annual compensation. The

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Executive Severance Plan prohibits the payment of severance if an executive also would be entitled to severance payments and benefits under a separate agreement or plan maintained by Duke Energy, including the change in control agreements described above. The Executive Severance Plan does not provide for golden parachute excise tax gross up payments. The benefit levels under the Executive Severance Plan are described in more detail under the "Potential Payments Upon Termination or Change in Control" section of this proxy statement.

Compensation of the Chief Executive Officer

The Compensation Committee is responsible for establishing the compensation of the Chief Executive Officer. The Compensation Committee's objective in this regard is to motivate and retain a Chief Executive Officer who is committed to delivering sustained superior performance for all of Duke Energy's stakeholders. The Corporate Governance Committee, however, establishes the Chief Executive Officer's individual goals and, based upon input from the other members of the Board of Directors, determines his performance with respect to those goals.

Duke Energy entered into an employment agreement with Mr. Rogers, effective February 19, 2009. Under this agreement, Mr. Rogers does not receive a base salary and he is generally not eligible to participate in Duke Energy's incentive compensation and benefit plans, including its cash bonus programs, but he is permitted to participate in Duke Energy's medical and dental plans if he pays the required premiums. Mr. Rogers also is entitled to certain fringe benefits, and he remains entitled to benefits under legacy plans and agreements of Cinergy Corp., which merged with Duke Energy in 2006.

Under the employment agreement, Mr. Rogers will be compensated through 2013, primarily through annual grants of stock options, restricted stock units and performance shares, as follows:

•
An annual stock option grant with a value of $1,600,000, in each case vesting ratably in three equal annual installments. Mr. Rogers generally may not dispose of any shares acquired upon exercise of any such options until January 1, 2014, except to pay the exercise price of the option or related tax withholding.

•
An annual restricted stock unit award with a value of $2,000,000, in each case vesting ratably in four equal quarterly installments following grant. Dividend equivalents are payable currently in cash.

•
An annual performance share award based on annual performance metrics consistent with those established for the other named executive officers under the STI Plan, except that the maximum payment is equal to 199.50% of the target opportunity rather than 183.75%, with a target value of $2,000,000. Dividend equivalents are accumulated and paid only if the underlying performance shares become payable.

•
A long term performance share award based on performance over a three year performance period, with performance metrics consistent with those established for the other named executive officers under each year's LTI program, with a target value of $2,400,000. Dividend equivalents are accumulated and paid only if the underlying performance shares become payable.

The value of the equity awards for the first calendar year of the contract (i.e., 2009) was prorated in recognition of the fact that the equity awards made under Mr. Rogers' prior agreement were intended to compensate him through April 3, 2009. The Compensation Committee believes that the equity awards called for under the agreement strike a balance between awards designed principally to reward continued employment (the restricted stock unit awards) and awards designed principally to reward both continued employment and stock price and operational performance (the stock options and performance share awards). Moreover, by linking the performance metrics under the performance shares to those applicable to Duke Energy's other named executive officers, the Compensation Committee is ensuring that all of the named executive officers are focused on achieving goals designed to increase shareholder value.

Mr. Rogers' employment agreement contains non-competition and non-solicitation obligations. The non-competition obligations survive for one year following his termination of employment for any reason, and the non-solicitation obligations survive for two years following his termination of employment for any reason.

For 2012, Mr. Rogers' annual performance shares covered 31,641 shares of Duke Energy common stock (at target performance, and as adjusted for our Reverse Stock Split). The performance criteria applicable to the annual performance shares were weighted 50%, 20%, and 10% on the same adjusted diluted EPS goal, O&M expense control goal and reliability goal, respectively, as were applicable for the other named executive officers under the 2012 STI Plan (except for a different maximum payout as described above), and the remaining 20% was based on the following individual goals:

•
Progress Energy Merger (weighting – 10%).  Accomplish the best result for our stakeholders with respect to the proposed Progress Energy merger, including evaluating and providing strategic guidance related to the regulatory hurdles to the merger, determining an approach that will create value for our shareholders and maintain the proposed benefits to customers, delivering on the synergies related to the Progress Energy merger, redefining and executing on our growth strategy, fostering employee engagement and focus during a year of uncertainty so we are positioned to execute on our growth strategy, and identifying and creating risk maps for all aspects of the Progress Energy merger, including the risks associated with the regulatory requirements.

•
Regulatory Initiatives (weighting – 10%).  Provide support with respect to regulatory initiatives, including achieving regulatory clarity and managing the Edwardsport IGCC construction project on schedule in order to achieve the targeted in-service date, providing support, guidance and strategic vision with regard to the development and prosecution of rate case filings, providing direction on influencing the legislative agencies regarding environmental and nuclear priorities, and identifying and creating risk maps for all regulatory initiatives.

The annual portion of Mr. Rogers' 2012 performance share opportunity was subject to the same 5% TICR-based safety penalty and 5% safety adder (in the event of no work-related employee or contractor fatality) that applied to the other participating named executive officers under the 2012 STI Plan. The penalty was not triggered due to the fact that Duke Energy's actual TICR was better than the pre-established target TICR level. In addition, the Compensation Committee determined that the safety adder was achieved and would increase the payout of Mr. Rogers' annual 2012 performance shares by 5%.

The aggregate achievement level with respect to Mr. Rogers' individual goals was 119.65%. Based on the actual level of achievement of the corporate objectives and individual objectives, Mr. Rogers earned 138.85% of his 2012 annual performance share opportunity, resulting in a payout of 43,933 shares, plus dividend equivalents.

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Mr. Rogers also was granted long-term performance shares in 2010 with respect to the 2010-2012 performance period. These performance shares were subject to the same two equally weighted performance measures that applied to other participating named executive officers, as described on page 44. Based on Duke Energy's performance, Mr. Rogers received a payout of 68,023 performance shares, plus dividend equivalents earned during the 2010-2012 performance period, which is equal to a payout of 139.7% of the target number of Mr. Rogers' 2010-2012 performance shares.

For 2012, the performance criteria applicable to the long-term portion of Mr. Rogers' performance shares were the same two equally weighted predetermined measures based on TSR and adjusted ROE as were applicable for the other participating named executive officers under the 2012 LTI program, as measured over the 2012-2014 performance period. If earned, such performance shares would be paid in early 2015.

Actions Taken in Connection with the Progress Energy Merger. Mr. Rogers entered into a term sheet with Duke Energy on January 8, 2011, in connection with the announcement of a merger agreement with Progress Energy. The term sheet provided that Mr. Rogers' employment agreement would be amended to reflect the fact that following the merger, Mr. Rogers would serve as Executive Chairman of the Board of Directors of Duke Energy and would cease to serve as President and Chief Executive Officer. The term sheet also provided for Mr. Rogers' compensation arrangement to remain the same as under his current employment agreement through December 31, 2013.

Upon the closing of the Progress Energy merger on July 2, 2012, Mr. Rogers' employment agreement was amended as described above in the term sheet, and Mr. Johnson assumed the role of President and Chief Executive Officer of Duke Energy. On July 3, 2012, Mr. Johnson resigned from this role, and the Board of Directors of Duke Energy requested that Mr. Rogers continue as Chief Executive Officer and President of Duke Energy rather than serving as Executive Chairman as originally contemplated. Mr. Rogers accepted the Board of Directors' request, and the prior amendment to Mr. Rogers' employment agreement was nullified on July 3, 2012, resulting in the continuation without change of Mr. Rogers' original employment agreement, which expires on December 31, 2013.

With Mr. Rogers' consent and in connection with a settlement agreement entered into on November 29, 2012 by and among Duke Energy, the staff of the North Carolina Utilities Commission and the North Carolina Utilities Commission Public Staff, Mr. Rogers has chosen to retire by December 31, 2013 at the expiration of his current employment agreement. As a result of Mr. Rogers' decision, Duke Energy currently is undertaking steps to name a new Chairman of the Board of Directors and a new Chief Executive Officer.

Former Progress Energy Named Executive Officers

On July 2, 2012, we completed the Progress Energy merger. In connection with the Progress Energy merger, Mr. Johnson was appointed our President and Chief Executive Officer, Mr. Lyash was appointed Executive Vice President – Energy Supply, Mr. McArthur was appointed Executive Vice President – Regulated Utilities, and Mr. Mulhern was appointed Executive Vice President & Chief Administrative Officer. At that time, the Compensation Committee reviewed updated market data sources in light of the increased scope of responsibilities for the former Progress Energy named executive officers and established the following total direct compensation levels:

Name	Pre-Progress Energy Merger Base Salary	Post-Progress Energy Merger Base Salary	Pre-Progress Energy Merger Target STI Opportunity (as a % of base salary)	Post-Progress Energy Merger Target STI Opportunity (as a % of base salary)	Pre-Progress Energy Merger Target LTI Opportunity (as a % of base salary)	Post-Progress Energy Merger Target LTI Opportunity (as a % of base salary)

William D. Johnson	$1,061,000	$1,100,000	100%	125%	350%	500%
Jeffrey J. Lyash*	$480,588	$515,000	55%	80%	175%	200%
John R. McArthur	$517,719	$525,000	55%	70%	175%	200%
Mark F. Mulhern	$500,000	$500,000	55%	70%	175%	175%

*

The Compensation Committee adjusted Mr. Lyash's compensation two times in connection with the closing of the Progress Energy merger. First, on July 2, 2012, the Compensation Committee increased his base salary from $480,588 to $500,000, increased his annual target STI opportunity as a percentage of his base salary from 55% to 70%, and increased his annual target LTI opportunity as a percentage of his base salary from 175% to 190%. Subsequently, on July 9, 2012, the Compensation Committee increased his base salary from $500,000 to $515,000, increased his annual target STI opportunity as a percentage of his base salary from 70% to 80%, and increased his annual target LTI opportunity as a percentage of his base salary from 190% to 200%.

Mr. Johnson resigned from his position on July 3, 2012, Messrs. McArthur and Mulhern resigned from their respective positions on July 11, 2012, and Mr. Lyash resigned from his position on December 31, 2012. Following is a discussion of the compensation arrangements and decisions with respect to each of these former Progress Energy named executive officers following the merger. As described below, the severance benefits for each of these former Progress Energy named executive officers were based substantially on the benefits provided under the Progress Energy, Inc. Management Change-in-Control Plan (the "Progress Energy CIC Plan"), which plan was assumed by Duke Energy in connection with the Progress Energy merger. The Compensation Committee did not establish the severance levels under the Progress Energy CIC Plan. Instead, the severance levels under the Progress Energy CIC Plan were established by Progress Energy prior to the Progress Energy merger.

Mr. Johnson. On June 27, 2012, Duke Energy entered into a three-year employment agreement with Mr. Johnson that provided for his employment as Duke Energy's President and Chief Executive Officer, effective as of the closing of the merger on July 2, 2012. The employment agreement was based on the term sheet that was executed at the time that the merger agreement was signed on January 8, 2011, and provided Mr. Johnson with the compensation adjustments described above. The agreement also provided Mr. Johnson with severance benefit protection that was substantially the same as that provided under the Progress Energy CIC Plan, except that he would not be entitled to an excise tax gross-up relating to Section 280G of the Internal Revenue Code.

In connection with Mr. Johnson's resignation from Duke Energy on July 3, 2012, he negotiated a separation agreement with Duke Energy. In consideration for Mr. Johnson's agreement to cooperate with

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Duke Energy with respect to transition matters, his agreement to non-competition, non-solicitation, non-disparagement and confidentiality covenants, and a release of claims, the separation agreement provided Mr. Johnson with substantially the same severance benefit protection as provided under the Progress Energy CIC Plan (including, if such taxes would have been due, a tax gross-up for excise taxes relating to Section 280G of the Internal Revenue Code). The actual amount of Mr. Johnson's separation benefits were not of such an amount that they resulted in the imposition of an excise tax relating to Section 280G of the Internal Revenue Code, and, therefore, no tax gross-up was paid. In addition, in consideration of the various covenants identified above, Mr. Johnson was eligible under the separation agreement to receive a lump sum payment equal to the lesser of (i) $1,500,000 or (ii) the portion of the $1,500,000 that, when aggregated with the other payments that were contingent upon a change in control, would not be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, but in any event such payment would not be less than $500,000.

Mr. Johnson also was entitled to his accrued and unpaid benefits under Progress Energy's retirement and deferred compensation plans. These benefits were earned during Mr. Johnson's employment with Progress Energy and were not enhanced or increased as a result of the separation agreement. The severance benefits paid to Mr. Johnson are set out in footnote 5 of the Summary Compensation Table on page 52 and in the Potential Payments Upon Termination or Change in Control section on page 66.

Messrs. McArthur and Mulhern. Each of Messrs. McArthur and Mulhern resigned from Duke Energy effective on July 11, 2012. In connection with the resignations, each of them entered into a separation agreement that provided substantially the same severance benefit protection as that provided upon a voluntary termination of employment for "good reason" under the Progress Energy CIC Plan. The actual severance benefits paid to each of Messrs. McArthur and Mulhern are set out in footnote 5 of the Summary Compensation Table on page 52 and in the Potential Payments Upon Termination or Change in Control section on page 66.

There was, however, one change to the severance benefits provided under the Progress Energy CIC Plan. In general, under the Progress Energy CIC Plan each of Messrs. McArthur and Mulhern would be entitled to full vesting of all assumed equity awards upon a voluntary termination of employment for good reason, with any performance shares vesting at the "target" level. The separation agreements for Messrs. McArthur and Mulhern provided that all of their performance shares would vest at the target level, except that their performance shares for the 2012-2014 performance cycle would continue to vest based on the same performance goals, as amended by the Compensation Committee after the merger, that apply to other former Progress Energy executives who remain employed with Duke Energy, subject to a minimum payout of no less than 50% of target. The two adjusted performance measures that would continue to apply to these performance shares for the 2012-2014 performance cycle (as well as to the 2012-2014 performance shares of other former Progress Energy executives who remain employed with Duke Energy) are set forth below.

•
The first measure is based on Progress Energy's relative TSR for the three-year performance period from January 1, 2012 to December 31, 2014 as compared to the TSR of the companies in a customized peer group comprised of highly regulated utilities. In connection with the Progress Energy merger, the Compensation Committee adjusted the TSR goal to provide that (i) it would be measured by reference to the common stock of Progress Energy for the period prior to the merger, and by reference to the common stock of Duke Energy for the period after the merger, and (ii) the peer group of companies against which the TSR is measured was amended to remove Duke Energy for the entire performance period. The peer group, after the removal of Duke Energy, consisted of the following companies: Alliant Energy Corporation, American Electric Power, Inc., Consolidated Edison, Great Plains Energy, Inc., NV Energy, Inc., PG&E Corporation, Pinnacle West Capital Corporation, Portland General Electric Company, SCANA Corporation, Southern Company, Westar Energy, Inc., Wisconsin Energy Corp. and Xcel Energy, Inc.

•
The second measure is based on Progress Energy's rate of "earnings growth" during the performance period. In connection with the Progress Energy merger, the Compensation Committee adjusted the earnings growth goal to provide that it would be calculated by reference to the on-going earnings per share of Duke Energy for the entire 2012-2014 performance period, with such growth measured based on an earnings per share baseline of $4.23 for the 2011 calendar year.

Duke Energy entered into a consulting agreement with Mr. McArthur in connection with a settlement agreement entered into on November 29, 2012 by and between Duke Energy, the staff of the North Carolina Utilities Commission and the North Carolina Utilities Commission Public Staff. Under this agreement, Mr. McArthur will provide advice and consulting services on matters related to legal, regulatory and legislative policy issues advanced by Duke Energy before the North Carolina General Assembly and the North Carolina Utilities Commission, as well as on methods and procedures for maintaining good relationships with government officials in North Carolina. The consulting agreement terminates on December 31, 2014, with certain exceptions, and provides Mr. McArthur with a retainer of $14,880 per month.

Mr. Lyash. In addition to the compensation adjustments described above, the Compensation Committee provided Mr. Lyash with a retention agreement on July 9, 2012 under which he would be paid $1,000,000, less applicable taxes, subject to him remaining continuously employed with Duke Energy until the second anniversary of the Progress Energy merger. Effective on December 31, 2012, Mr. Lyash resigned from Duke Energy, resulting in the forfeiture of this retention agreement. In connection with Mr. Lyash's resignation, he entered into a separation agreement that provided substantially the same severance benefit protection as that provided upon a voluntary termination of employment for "good reason" under the Progress Energy CIC Plan. The actual severance benefits paid to Mr. Lyash are set out in footnote 5 of the Summary Compensation Table on page 52 and in the Potential Payments Upon Termination or Change in Control section on page 66.

Amendment to Progress Energy Supplemental Plan. In connection with the Progress Energy merger and pursuant to the terms of the merger agreement entered into by Duke Energy and Progress Energy, on July 2, 2012, the Compensation Committee amended the Duke Energy Corporation Executive Cash Balance Plan (the "ECBP") to provide that the portion of the Progress Energy Supplemental Senior Executive Retirement Plan (the "Progress Energy Supplemental Plan") relating to the ten active participants in the Progress Energy Supplemental Plan, including the former Progress Energy named executive officers, was merged into the ECBP. As a result, the nonqualified retirement benefits that were originally to be provided to the former Progress Energy named executive officers under the Progress Energy Supplemental Plan are instead provided pursuant to the amended ECBP. The amended ECBP provides that the former Progress Energy named executive officers would participate in the

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ECBP and be entitled to nonqualified retirement pension benefits equal to the greater of:

•
The sum of (i) the accrued benefit under the Progress Energy Supplemental Plan frozen as of the closing of the Progress Energy merger (based on applicable service and compensation earned prior to the closing of the merger) and (ii) future benefits under the ECBP with respect to service and compensation levels following the closing of the Progress Energy merger; or

•
The benefits earned under the Progress Energy Supplemental Plan, as increased by post-Progress Energy merger service and cost of living adjustments.

Risk Assessment of Compensation Policies and Practices

In consultation with the Compensation Committee, members of management from Duke Energy's Human Resources, Legal and Risk Management groups assessed whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our named executive officers. This assessment included a review of the risk characteristics of Duke Energy's business and the design of our incentive plans and policies.

Management reported its findings to the Compensation Committee, and after review and discussion, the Compensation Committee concluded that our plans and policies do not encourage excessive or inappropriate risk taking. Although a significant portion of our executive compensation program is performance based, the Compensation Committee has focused on aligning Duke Energy's compensation policies with the long-term interests of Duke Energy and avoiding rewards that could create unnecessary risks to the company, as evidenced by the following:

•
We do not use highly leveraged STI goals, but instead the STI opportunities are based on balanced performance metrics that promote long-term goals, and all payouts are capped at a pre-established percentage of the target payment opportunity;

•
Our LTI opportunities generally vest over a period of three years in order to focus our executives on long-term performance and enhance retention. Our performance shares are granted annually and have overlapping three-year performance periods, so any inappropriate risks taken to increase the payout under one award could jeopardize the potential payouts under other awards;

•
We use a variety of performance metrics (i.e., adjusted diluted EPS, O&M expense, reliability, safety, TSR, adjusted ROE) that correlate to long-term value, and our performance goals are set at levels that we believe are reasonable in light of past performance and market conditions;

•
Our stock ownership policy requires the members of our Executive Leadership Team, including our named executive officers, to hold a minimum level of Duke Energy shares to ensure that each executive has personal wealth tied to the long-term success of Duke Energy and is therefore aligned with shareholders; and

•
We maintain a "clawback policy," which allows Duke Energy to require the reimbursement of any incentive compensation, the payment of which was predicated upon the achievement of financial results that were subsequently the subject of a restatement caused or partially caused by the recipient's fraud or misconduct. It also entitles us to recover inadvertent payments based on an incorrect calculation.

Tax and Accounting Implications

Deductibility of Executive Compensation. The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that Duke Energy generally may not deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to certain employees. Performance based compensation paid pursuant to shareholder approved plans is not subject to the deduction limit as long as such compensation is approved by "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and certain other requirements are satisfied.

Although the Compensation Committee generally intends to structure and administer executive compensation plans and arrangements so that they will not be subject to the deduction limit of Section 162(m) of the Internal Revenue Code, the Compensation Committee may, from time to time, approve payments that cannot be deducted in order to maintain flexibility in structuring appropriate compensation programs in the interests of shareholders. For example, restricted stock unit awards received by certain employees, and amounts paid to certain employees under the STI Plan with respect to individual objectives, may not be deductible for federal income tax purposes, depending on the amount and other types of compensation received by such employees.

Accounting for Stock Based Compensation. Duke Energy recognizes stock-based compensation based upon the estimated fair value of the awards, net of estimated forfeitures. The recognition period for these costs begins at either the applicable service inception date or grant date and continues throughout the requisite service period, or for certain share based awards until the employee becomes retirement eligible, if earlier. Share based awards, including stock options, but not performance shares, granted to employees that are already retirement eligible are deemed to have vested immediately upon issuance, and therefore, compensation cost for those awards is recognized on the date such awards are granted.

Non-GAAP Financial Measures. As described previously in this Compensation Discussion and Analysis, Duke Energy uses various financial measures, including adjusted diluted EPS and O&M expense, in connection with short-term and long-term incentives. Adjusted diluted EPS is a non-GAAP financial measure as it represents diluted EPS from continuing operations attributable to Duke Energy common shareholders, adjusted for the per share impact of special items and the mark-to-market impacts of economic hedges related to certain generation assets in the Commercial Power segment. Duke Energy's management also uses adjusted diluted EPS as a measure to evaluate operations of the Company. The O&M expense measure used for incentive plan purposes also is a non-GAAP financial measure as it too is adjusted for the impact of certain of these items. Special items represent certain charges and credits which management believes will not be recurring on a regular basis, although it is reasonably possible such charges and credits could recur. The impact of an asset impairment is a special item that generally is excluded from adjusted EPS. Mark-to-market adjustments reflect the mark-to-market impact of derivative contracts, which is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory accounting treatment, used in Duke Energy's hedging of a portion of the economic value of its generation assets in the Commercial Power segment. The economic value of the generation assets is subject to fluctuations in fair value due to market price volatility of the input and output commodities (e.g., coal, power) and, as such, the economic hedging involves both purchases and sales of those input and output commodities related to the generation assets. Because the operations of the generation assets are accounted for under the accrual method, management believes that excluding the impact of mark-to-market changes of the economic hedge contracts from

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adjusted earnings until settlement better matches the financial impacts of the hedge contract with the portion of the economic value of the underlying hedged asset. The most directly comparable GAAP measures for adjusted diluted EPS and O&M expense measures used for incentive plan purposes are reported diluted EPS from continuing operations attributable to Duke Energy Corporation common shareholders and reported O&M expense from continuing operations, which include the impact of special items and the mark-to-market impacts of economic hedges in the Commercial Power segment. For purposes of the LTI program, adjusted ROE is calculated based on the average of the annual adjusted ROE, with equity determined on a quarterly basis, earned by Duke Energy during the applicable performance period with each annual adjusted ROE being calculated by dividing adjusted net income by average shareholders' equity, which is calculated by reference to shareholders' equity as reported on Duke Energy's consolidated balance sheet, excluding goodwill. Under this calculation, adjusted net income is determined in a manner similar to the methodology used for calculating adjusted diluted EPS for purposes of the STI Plan.

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SUMMARY COMPENSATION TABLE

The following table provides compensation information for our Chief Executive Officer (Mr. Rogers) and our Chief Financial Officer (Ms. Good) and the three other most highly compensated executive officers who were employed on December 31, 2012 (Messrs. Lyash, Manly, and Jamil). The table also provides compensation information for Mr. Johnson, who served as our Chief Executive Officer for a period during 2012, as well as Messrs. McArthur and Mulhern, each of whom would have been among the three most highly compensated executive officers if they had remained employed through December 31, 2012. The table provides information for 2010 and 2011 only to the extent that the named executive officer was included in the Duke Energy Summary Compensation Table for those years. For the named executive officers who joined us from Progress Energy (Messrs. Johnson, Lyash, McArthur and Mulhern), the table only provides information for compensation earned after the Progress Energy merger.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

James E. Rogers(6)	2012	0	0	6,373,023	1,600,000	0	388,257	369,229	8,730,509
Chairman, President &	2011	0	0	6,439,381	1,600,001	0	328,742	412,134	8,780,258
Chief Executive Officer	2010	0	0	6,440,180	1,600,000	0	352,289	422,712	8,815,181

Lynn J. Good	2012	617,500	0	1,220,361	0	648,401	523,790	76,515	3,086,567
Executive Vice President &	2011	595,833	0	1,213,768	0	495,545	187,708	84,317	2,577,171
Chief Financial Officer	2010	575,000	0	1,163,575	0	710,528	437,235	77,000	2,963,338

William D. Johnson(7)	2012	6,346	0	0	0	0	5,032,838	23,616,736	28,655,920
Former President & Chief
Executive Officer

Jeffrey J. Lyash(8)	2012	259,481	0	0	0	0	698,580	6,382,816	7,340,877
Former Executive Vice
President of Energy Supply

Marc E. Manly	2012	600,000	0	1,190,573	0	626,165	528,654	201,381	3,146,773
Executive Vice President	2011	600,000	0	1,213,768	0	499,010	384,160	130,172	2,827,110
and President,	2010	600,000	0	1,214,108	0	653,820	567,171	49,341	3,084,440
Commercial Businesses

Dhiaa M. Jamil(9)	2012	537,500	0	1,041,760	0	558,004	192,123	90,821	2,420,208
Executive Vice President &	2011	520,833	0	1,062,092	0	415,669	135,802	68,619	2,203,015
President, Duke Energy
Nuclear

John R. McArthur(10)	2012	12,620	0	1,606,027	0	0	2,565,871	4,811,433	8,995,951
Former Executive Vice
President of Regulated
Utilities

Mark F. Mulhern(11)	2012	13,942	0	2,999,145	0	0	704,321	2,212,415	5,929,823
Former Executive Vice
President & Chief
Administrative Officer

(1)

This column does not reflect the value of stock awards that were actually earned or received by the named executive officers during each of the years listed above. Rather, as required by applicable SEC rules, this column reflects the aggregate grant date fair value of the performance shares (based on the probable outcome of the performance conditions as of the date of grant) and restricted stock units granted to our named executive officers in the applicable year. The aggregate grant date fair value of the performance shares granted in 2012 to Messrs. Rogers, Manly, and Jamil, and Ms. Good, assuming that the highest level of performance would be achieved, is $7,590,092; $1,259,997; $1,102,509; and $1,291,570, respectively. Pursuant to the terms of the Progress Energy merger agreement, Duke Energy was required to assume Progress Energy equity awards and convert them to Duke Energy performance shares of equivalent value. This column also reflects the incremental fair value related to the modification, upon the termination of employment of Messrs. McArthur and Mulhern on July 11, 2012, of the restricted stock units and the target number of performance shares that were granted by Progress Energy to Messrs. McArthur and Mulhern under the Progress Energy, Inc. 2007 Equity Incentive Plan for the 2010-2012, 2011-2013, and 2012-2014 performance periods. In connection with the termination of employment of Messrs. McArthur and Mulhern, the restricted stock units became vested and the performance shares for the 2010-2012 and 2011-2013 performance periods were settled at the target number of shares and the performance shares for the 2012-2014 performance period continued to vest based on the applicable performance goals, as amended by the Compensation Committee after the Progress Energy merger, subject to a minimum payout of 50% of the target number of shares. This column does not reflect the portion of Mr. McArthur's restricted stock units and performance shares that would have vested in any event due to the fact that he was eligible for retirement. The aggregate grant date fair value of the awards was determined in accordance with the accounting guidance for stock-based compensation. See Note 22 of the Consolidated Financial Statements contained in our Annual Report for an explanation of the assumptions made in valuing these awards.

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EXECUTIVE COMPENSATION

(2)

This column does not reflect the value of shares that were actually acquired upon the exercise of stock options by Mr. Rogers during each of the years listed above. Rather, as required by applicable SEC rules, this column reflects the aggregate grant date fair value of the stock options granted to Mr. Rogers in the applicable year. The aggregate grant date fair value was determined in accordance with the accounting guidance for stock-based compensation. See Note 22 of the Consolidated Financial Statements contained in our Annual Report for an explanation of the assumptions made in valuing these awards.

(3)

With respect to the applicable performance period, this column reflects amounts payable under the Duke Energy Corporation Executive Short-Term Incentive Plan. Unless deferred, the 2012 amounts were paid in March 2013.

(4)

This column includes the amounts listed below. The amounts listed were earned over the 12-month period ending on December 31, 2012.

	Rogers ($)	Good ($)	Johnson ($)	Lyash ($)	Manly ($)	Jamil ($)	McArthur ($)	Mulhern ($)

Change in Actuarial Present Value of Accumulated Benefit Under:
Duke Energy Retirement Cash Balance Plan	0	0	0	0	0	75,611	0	0
Duke Energy Executive Cash Balance Plan	0	488,483	0	0	432,996	116,512	0	0
Cinergy Corp. Non-Union Employees' Pension Plan	67,586	35,307	0	0	95,658	0	0	0
Progress Energy Supplemental Senior Executive Retirement Plan*	0	0	4,966,826	635,268	0	0	2,520,947	646,793
Progress Energy Pension Plan*	0	0	58,473	63,312	0	0	44,924	57,528
Above-Market Interest Earned on Amounts Deferred Under the Deferred Compensation Agreement for Mr. Rogers and the Deferred Compensation Plan for Key Management Employees for Mr. Johnson	320,671	0	7,539	0	0	0	0	0

TOTAL	388,257	523,790	5,032,838	698,580	528,654	192,123	2,565,871	704,321

*

As reflected in the "Pension Benefits" table, Messrs. Johnson and McArthur elected to receive a complete distribution of their benefits under the Progress Energy Pension Plan following their termination of employment in 2012. The change in the actuarial present value of their benefit under the Progress Energy Pension Plan has been calculated as if the distribution had not occurred. The amounts listed above for the change in actuarial present value under the Progress Energy Supplemental Senior Executive Retirement Plan and the Progress Energy Pension Plan were earned throughout 2012 (both before and after the Progress Energy merger).

(5)

The All Other Compensation column includes the following for 2012:

	Rogers ($)	Good ($)	Johnson ($)	Lyash ($)	Manly ($)	Jamil ($)	McArthur ($)	Mulhern ($)

Matching Contributions Under the Duke Energy Retirement Savings Plan/Progress Energy 401(k) Plan	0	15,000	577	7,512	15,000	15,000	577	577
Make-Whole Matching Contribution Credits Under the Duke Energy Corp Executive Savings Plan or the Progress Energy Management Deferred Compensation Plan	0	51,783	2,148	6,721	50,941	42,190	691	706
Personal Use of Airplane*	366,997	0	0	0	125,958	28,122	0	0
Airline Membership	0	0	0	0	0	0	0	0
Holiday Gift	132	132	0	0	132	132	0	0
Charitable Contributions Made in the Name of the Executive**	2,100	5,000	0	0	5,000	5,000	0	0
Financial Planning Program	0	4,600	0	0	4,350	377	0	0
Luncheon Club Dues***	0	0	128	157	0	0	126	109
Internet and phone line***	0	0	370	539	0	0	45	50
AD&D policy coverage***	0	0	0	60	0	0	0	0
Relocation expenses	0	0	9,851	130,446	0	0	0	0
Company paid legal fees	0	0	0	25,000	0	0	85,667	84,158
Payout of Unused Vacation	0	0	99,979	39,615	0	0	19,688	43,029
Cash Severance Accrued at Termination of Employment	0	0	10,300,000	3,193,000	0	0	3,045,000	2,050,000
Continued Health and Welfare Benefits	0	0	35,030	40,928	0	0	40,386	33,786
Value of Accelerated Vesting of Stock Awards at Termination of Employment****	0	0	13,168,653	2,938,838	0	0	1,619,253	0

TOTAL	369,229	76,515	23,616,736	6,382,816	201,381	90,821	4,811,433	2,212,415

*

Regarding use of corporate aircraft, named executive officers are required to reimburse Duke Energy the direct operating costs of any personal travel. With respect to flights on a leased or chartered airplane, direct operating costs equal the amount that the third party charges Duke Energy for such trip. With respect to flights on the Company-owned airplane, direct operating costs include the amounts permitted by the Federal Aviation Regulations for non-commercial carriers. Named executive officers are permitted to invite their spouse or other guests to accompany them on business trips when space is available; however, in such events, the named executive officer is imputed income in accordance with IRS guidelines. The additional cost included in the table above is the amount of the IRS-specified tax deduction disallowance, if any, plus any additional carbon credits purchased with respect to the named executive officer's personal travel.

**

Certain charitable contributions made by the named executive officers are not eligible for matching under the Matching Gifts Program and therefore are not listed above. The former Progress named executive officers were not eligible for the Matching Gifts Program in 2012.

***

These types of perquisites were provided by Progress Energy prior to the Progress Energy merger. Duke Energy has discontinued the practice of providing such perquisites.

52    DUKE ENERGY – 2013 Proxy Statement

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EXECUTIVE COMPENSATION

****

The amounts reflected above for the value of accelerated vesting of stock awards (including amounts for Messrs. McArthur and Mulhern reflected in the "Stock Awards" column) include the following amounts that were offset for Messrs. Johnson, Lyash, McArthur and Mulhern as a result of an inadvertent overpayment in February, 2012, of performance shares for the 2009-2011 performance period: $634,289; $149,185; $160,939; and $129,081.

(6)

Mr. Rogers did not receive salary or bonus from Duke Energy during 2010-2012. As previously described, he is covered under an employment agreement with Duke Energy that provides compensation primarily through stock-based awards.

(7)

Mr. Johnson resigned effective July 3, 2012.

(8)

Mr. Lyash resigned effective December 31, 2012.

(9)

Mr. Jamil served as Executive Vice President and Chief Nuclear Officer as of December 31, 2012.

(10)

Mr. McArthur resigned effective July 11, 2012.

(11)

Mr. Mulhern resigned effective July 11, 2012.

GRANTS OF PLAN-BASED AWARDS

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)		Grant Date Fair Value of Stock and Option Awards ($)(6)
											Exercise or Base Price of Option Awards ($/Sh)(5)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

James E. Rogers	Annual Performance Shares	2/27/2012				15,030	31,641	63,124				2,000,028
James E. Rogers	Long-Term Perf. Shares	2/27/2012				9,492	18,985	28,477				1,172,957
James E. Rogers	Long-Term Perf. Shares	2/27/2012				9,492	18,985	28,477				1,200,010
James E. Rogers	Restricted Stock Units	2/27/2012							31,641			2,000,028
James E. Rogers	Options	2/27/2012								339,702	63.21	1,600,000
Lynn J. Good	Cash Bonus		234,650	494,000	907,725
Lynn J. Good	Long-Term Perf. Shares	2/27/2012				3,406	6,811	10,217				420,818
Lynn J. Good	Long-Term Perf. Shares	2/27/2012				3,406	6,811	10,217				430,523
Lynn J. Good	Restricted Stock Units	2/27/2012							5,838			369,020
William D. Johnson												0
Jeffrey J. Lyash												0
Marc E. Manly	Cash Bonus		228,000	480,000	882,000
Marc E. Manly	Long-Term Perf. Shares	2/27/2012				3,322	6,645	9,967				410,530
Marc E. Manly	Long-Term Perf. Shares	2/27/2012				3,322	6,645	9,967				419,999
Marc E. Manly	Restricted Stock Units	2/27/2012							5,696			360,044
Dhiaa M. Jamil	Cash Bonus		204,250	430,000	790,125
Dhiaa M. Jamil	Long-Term Perf. Shares	2/27/2012				2,907	5,814	8,721				359,218
Dhiaa M. Jamil	Long-Term Perf. Shares	2/27/2012				2,907	5,814	8,721				367,503
Dhiaa M. Jamil	Restricted Stock Units	2/27/2012							4,984			315,039
John R. McArthur	Modification of Perf. Shares	7/11/2012				8,038	16,075	32,150				1,068,670
John R. McArthur	Modification of Restricted Stock Units	7/11/2012							8,083			537,358
Mark F. Mulhern	Modification of Perf. Shares	7/11/2012				16,138	32,276	64,553				2,145,741
Mark F. Mulhern	Modification of Restricted Stock Units	7/11/2012							12,837			853,404

(1)

Reflects the short-term incentive opportunity granted to Ms. Good and Messrs. Manly and Jamil in 2012 under the Duke Energy Corporation Executive Short-Term Incentive Plan. The information included in the "Threshold," "Target," and "Maximum" columns reflects the range of potential payouts under the plan established by the Compensation Committee. The actual amounts earned by each executive under the terms of such plan are disclosed in the Summary Compensation Table.

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EXECUTIVE COMPENSATION

Messrs. Johnson, Lyash, McArthur and Mulhern participated in the Progress Energy, Inc. Management Incentive Compensation Plan in 2012, which was assumed by Duke Energy in connection with the Progress Energy merger. None of these former Progress Energy named executive officers received a payout under this plan for 2012.

(2)

Reflects the performance shares granted to Messrs. Rogers, Manly and Jamil and Ms. Good in 2012 under the Duke Energy Corporation 2010 Long-Term Incentive Plan. The information included in the "Threshold," "Target," and "Maximum" columns reflects the range of potential payouts under the plan established by the Compensation Committee as adjusted to reflect the Reverse Stock Split. Earned performance shares will be paid following the end of the 2012-2014 performance period (or, with respect to Mr. Rogers, following the 2012 and 2012-2014 performance periods), based on the extent to which the performance goals have been achieved. Any shares not earned are forfeited. In addition, following a determination that the performance goals have been achieved, participants will receive a cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the performance period multiplied by the number of performance shares earned. This column also reflects the target number of performance shares that were granted by Progress Energy to Messrs. McArthur and Mulhern under the Progress Energy, Inc. 2007 Equity Incentive Plan for the 2010-2012, 2011-2013, and 2012-2014 performance periods, which were modified on July 11, 2012 in connection with their termination of employment. Pursuant to the terms of the Progress Energy merger agreement, Duke Energy was required to assume these Progress Energy equity awards and convert them to Duke Energy performance shares of equivalent value. In connection with the termination of employment of Messrs. McArthur and Mulhern, the performance shares for the 2010-2012 and 2011-2013 performance periods were settled at the target number of shares and the performance shares for the 2012-2014 performance period continued to vest based on the applicable performance goals, as amended by the Compensation Committee after the merger, subject to a minimum payout of 50% of the target number of shares. This column does not reflect the portion of Mr. McArthur's performance shares that would have vested in any event due to the fact that he was eligible for retirement.

(3)

Reflects the restricted stock units granted to Messrs. Rogers, Manly and Jamil and Ms. Good in 2012 under the Duke Energy Corporation 2010 Long-Term Incentive Plan as adjusted to reflect the Reverse Stock Split. The restricted stock units generally vest in equal portions on each of the first three anniversaries of the grant date, provided the recipient continues to be employed by Duke Energy on each vesting date or his or her employment terminates by reason of retirement. The restricted stock units granted to Mr. Rogers vest ratably in four equal quarterly installments following grant. If dividends are paid during the vesting period, then the participants will receive a current cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the vesting period multiplied by the number of unvested restricted stock units. This column also reflects restricted stock units granted to Messrs. McArthur and Mulhern on March 16, 2010, March 16, 2011 and March 16, 2012 under the Progress Energy, Inc. 2007 Equity Incentive Plan, which were modified on July 11, 2012 in connection with their termination of employment. Pursuant to the terms of the Progress Energy merger agreement, Duke Energy was required to assume these Progress Energy restricted stock units and convert them to Duke Energy restricted stock units of equivalent value. In connection with the termination of employment of Messrs. McArthur and Mulhern, the restricted stock units became vested. This column does not reflect the portion of Mr. McArthur's restricted stock units that would have vested in any event due to the fact that he was eligible for retirement.

(4)

Reflects the number of shares that may be issued to Mr. Rogers on exercise of the stock option granted in 2012 under the Duke Energy Corporation 2010 Long-Term Incentive Plan as adjusted to reflect the Reverse Stock Split. The option vests in three equal installments on January 1, 2013, January 1, 2014 and January 1, 2015, so long as Mr. Rogers remains employed with Duke Energy or his employment terminates by reason of retirement.

(5)

Reflects the exercise price for the stock option granted to Mr. Rogers in 2012, which equals the fair market value of the underlying shares on the date of grant as adjusted to reflect the Reverse Stock Split.

(6)

Reflects the grant date fair value of each restricted stock unit, performance share (based on the probable outcome of the performance conditions as of the date of grant) and stock option award granted to Ms. Good and Messrs. Rogers, Manly and Jamil in 2012, as computed in accordance with the accounting guidance for stock-based compensation. This column also reflects the incremental fair value (determined as of July 11, 2012) of the performance shares that were granted by Progress Energy to Messrs. McArthur and Mulhern under the Progress Energy, Inc. 2007 Equity Incentive Plan for the 2010-2012, 2011-2013 and 2012-2014 performance periods and restricted stock units, all of which were modified on July 11, 2012 in connection with their termination of employment. This column does not reflect the value of Mr. McArthur's performance shares and restricted stock units that would have vested in any event due to the fact that he was eligible for retirement.

54    DUKE ENERGY – 2013 Proxy Statement

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

The following table shows the outstanding equity awards held by our named executive officers as of December 31, 2012. All amounts shown below have been adjusted to reflect the Reverse Stock Split.

DUKE ENERGY CORPORATION

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

James E. Rogers	201,005	0	43.50	2/19/2019
James E. Rogers	245,210	122,606	49.29	2/22/2020
James E. Rogers	119,314	238,628	53.94	2/22/2021
James E. Rogers	0	339,702	63.21	2/27/2022
James E. Rogers					0	0
James E. Rogers							33,371	2,129,038
James E. Rogers							33,371	2,129,038
James E. Rogers							28,477	1,816,817
James E. Rogers							28,477	1,816,817
Lynn J. Good	1		42.45	1/1/2014
Lynn J. Good	8,111		46.50	1/1/2016
Lynn J. Good					12,620	805,156
Lynn J. Good							11,681	745,216
Lynn J. Good							11,681	745,216
Lynn J. Good							10,217	651,813
Lynn J. Good							10,217	651,813
William D. Johnson	0				0	0	0
Jeffrey J. Lyash	0				0	0	0
Marc E. Manly	0
Marc E. Manly					12,580	802,604
Marc E. Manly							11,681	745,216
Marc E. Manly							11,681	745,216
Marc E. Manly							9,967	635,879
Marc E. Manly							9,967	635,879
Dhiaa M. Jamil	0
Dhiaa M. Jamil					10,653	679,661
Dhiaa M. Jamil							10,220	652,052
Dhiaa M. Jamil							10,220	652,052
Dhiaa M. Jamil							8,721	556,400
Dhiaa M. Jamil							8,721	556,400
John R. McArthur	0				0	0
John R. McArthur							2,364	150,823
John R. McArthur							4,728	301,647
Mark F. Mulhern	0				0	0
Mark F. Mulhern							2,332	148,812
Mark F. Mulhern							4,665	297,624

(1)

Mr. Rogers receives stock options each year per the terms of his February 2009 Employment Agreement. These options vest and become exercisable in three equal installments on January 1 of the following three years after grant.

(2)

Ms. Good and Messrs. Manly, and Jamil received restricted stock units on February 22, 2010, February 22, 2011, and February 27, 2012, which vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant. All restricted stock units held by Messrs. Rogers, Johnson, Lyash, McArthur and Mulhern vested on or before December 31, 2012.

(3)

Messrs. Rogers, Manly, and Jamil and Ms. Good received performance shares on February 22, 2011 and on February 27, 2012, that, subject to certain exceptions, are eligible for vesting on December 31, 2013 and December 31, 2014, respectively. Messrs. McArthur and Mulhern received performance shares on March 16, 2012, that, subject to certain exceptions, are eligible for vesting on January 1, 2015. All other performance shares granted to the other named executive officers, including Messrs. Johnson and Lyash, vested on or before December 31, 2012. Pursuant to applicable SEC rules, (i) one-half of the performance shares granted to the current Duke Energy named executive officers (relating to the ROE performance measure) are listed at the maximum number of shares, (ii) one-half of the performance shares granted to the current Duke Energy named executive officers (relating to the TSR performance measure) are listed at the maximum number of shares, (iii) one-half of the performance shares granted to the former Progress Energy named executive officers (related to the TSR performance measure) are listed at the target number of shares, and (iv) one-half of the performance shares granted to the former Progress Energy named executive officers (relating to the ongoing EPS performance measure) are listed at the minimum number of shares. Pursuant to the terms of the Progress Enegy merger agreement, Duke Energy was required to assume Progress Energy equity awards and convert them to Duke Energy equity awards of equivalent value and with the same terms and conditions. In general, each of Messrs. Johnson, Lyash, McArthur and Mulhern was entitled to full vesting of all assumed equity awards upon termination of employment, with any performance shares vesting at the "target" level, except that in connection with their resignation, Messrs. McArthur and Mulhern agreed that their assumed performance shares for the 2012-2014 performance cycle would continue to vest based on the applicable performance goals, as amended by the Compensation Committee after the Progress Enegy merger, subject to a threshold payout of 50% of target.

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EXECUTIVE COMPENSATION

Effective on January 2, 2007, Duke Energy spun off its gas businesses to form Spectra Energy. Effective with the spin-off, equitable adjustments were made with respect to then-outstanding stock options and outstanding equity awards relating to Duke Energy common stock. All such awards were adjusted into two separate awards, one relating to Duke Energy common stock and one relating to Spectra Energy common stock. The following table shows Mr. Rogers' Spectra Energy equity awards that were outstanding as of December 31, 2012. No other named executive officer held Spectra Energy equity awards as of December 31, 2012.

SPECTRA ENERGY CORP

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date

James E. Rogers	46,735	21.39	1/1/2014
James E. Rogers	107,094	23.07	1/1/2015
James E. Rogers	106,860	23.43	1/1/2016
James E. Rogers	938,823	25.09	4/4/2016

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of Duke Energy Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Duke Energy Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)

James E. Rogers	0	0	143,597	9,863,066
Lynn J. Good	0	0	29,676	2,073,084
William D. Johnson	0	0	191,711	13,168,653
Jeffrey J. Lyash	0	0	46,063	2,938,838
Marc E. Manly	12,825	233,860	31,228	2,179,610
Dhiaa M. Jamil	708	29,205	22,636	1,580,896
John R. McArthur	0	0	43,897	2,918,294
Mark F. Mulhern	0	0	40,557	2,696,252

(1)

The number of shares acquired on exercise has been adjusted to reflect the Reverse Stock Split.

(2)

The value realized upon exercise was calculated based on the closing price of a share of Duke Energy common stock on the date of option exercise, as adjusted to reflect the Reverse Stock Split.

(3)

The number of shares acquired on vesting has been adjusted to reflect the Reverse Stock Split. Includes vested restricted stock units and performance shares covering the 2010-2012 performance period for Messrs. Rogers, Manly and Jamil and Ms. Good, as well as Mr. Rogers' annual performance shares for 2012. The Compensation Committee certified the achievement of the applicable performance measures for the performance share cycles ending in 2012 on February 25, 2013. Also includes the value of accelerated vesting of stock awards held by Messrs. Johnson, Lyash, McArthur and Mulhern in connection with their termination of employment, which values include an offset for Messrs. Johnson, Lyash, McArthur and Mulhern as a result of an inadvertent overpayment in February, 2012, of performance shares for the 2009-2011 performance period in the following amounts: $634,289; $149,185; $160,939; and $129,081. The shares to be delivered to each of Messrs. Johnson, Lyash, McArthur and Mulhern generally are payable six months after their resignations, as required by applicable tax laws.

(4)

The value realized upon vesting of stock awards was calculated based on the closing price of a share of Duke Energy common stock on the respective vesting date, and includes the following cash payments for dividend equivalents on earned performance shares: Mr. Rogers: $657,276; Ms. Good: $186,888; Mr. Manly: $195,004; and Mr. Jamil: $142,187. Dividend equivalents for the first quarter of 2013 are not included above but were paid due to the fact that the vested performance shares were not distributed until after the certification of performance results on February 25, 2013. The value realized upon the vesting of the performance shares for Messrs. Johnson, Lyash, McArthur and Mulhern includes reinvested dividends through each named executive officer's termination of employment. The values reflected above for Messrs. McArthur and Mulhern include the performance shares for the 2012-2014 performance period at 50% of target as provided in their respective separation agreements.

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EXECUTIVE COMPENSATION

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

James E. Rogers	Cinergy Corp. Non-Union Employees' Pension Plan(2)	16.77	655,536	0
Lynn J. Good	Cinergy Corp. Non-Union Employees' Pension Plan(2)	9.67	160,544	0
Lynn J. Good	Duke Energy Corporation Executive Cash Balance Plan	9.67	4,918,061	0
William D. Johnson	Progress Energy Pension Plan	19.79	0	686,369
William D. Johnson	Duke Energy Corporation Executive Cash Balance Plan	26.79	16,030,127	0
Marc E. Manly	Cinergy Corp. Non-Union Employees' Pension Plan(2)	10.17	435,122	0
Marc E. Manly	Duke Energy Corporation Executive Cash Balance Plan	10.17	8,348,176	0
Jeffrey J. Lyash	Progress Energy Pension Plan	19.60	485,929	0
Jeffrey J. Lyash	Duke Energy Corporation Executive Cash Balance Plan	19.60	2,772,074	0
Dhiaa M. Jamil	Duke Energy Retirement Cash Balance Plan	31.34	531,600	0
Dhiaa M. Jamil	Duke Energy Corporation Executive Cash Balance Plan	31.34	530,404	0
John R. McArthur	Progress Energy Pension Plan	10.60	0	290,355
John R. McArthur	Duke Energy Corporation Executive Cash Balance Plan	10.60	2,731,244	0
Mark F. Mulhern	Progress Energy Pension Plan	16.35	468,645	0
Mark F. Mulhern	Duke Energy Corporation Executive Cash Balance Plan	16.35	3,042,158	0

(1)

Mr. Rogers' credited service is frozen as of April 3, 2006, which is the date of the merger of Duke Energy and Cinergy Corp. Mr. Johnson's years of credited service under the Duke Energy Corporation Executive Cash Balance Plan (formerly the Progress Energy Supplemental Senior Executive Retirement Plan) includes seven years of deemed service. However, as of 2008, Mr. Johnson had reached the maximum service accrual and therefore the deemed service did not increase his benefit.

(2)

Effective at the end of 2012, the Cinergy Corp. Non-Union Employees' Pension Plan was merged into the Duke Energy Retirement Cash Balance Plan.

Duke Energy provides pension benefits that are intended to assist its retirees with their retirement income needs. A more detailed description of the plans that comprise Duke Energy's pension program follows.

Duke Energy Retirement Cash Balance Plan and Executive Cash Balance Plan

Mr. Jamil actively participates in the Duke Energy Retirement Cash Balance Plan ("RCBP"), which is a noncontributory, defined benefit retirement plan that is intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. The RCBP generally covers employees of Duke Energy and affiliates, with certain exceptions for legacy Cinergy Corp. employees who are covered under the Cinergy Plan (described below). The RCBP provides benefits under a "cash balance account" formula. Mr. Jamil has satisfied the eligibility requirements to receive his RCBP account benefit upon termination of employment. The RCBP benefit is payable in the form of a lump sum in the amount credited to a hypothetical account at the time of benefit commencement. Payment is also available in annuity forms based on the actuarial equivalent of the account balance.

The amount credited to the hypothetical account is increased with monthly pay credits equal to (i) for participants with combined age and service of less than 35 points, 4% of eligible monthly compensation, (ii) for participants with combined age and service of 35 to 49 points, 5% of eligible monthly compensation, (iii) for participants with combined age and service of 50 to 64 points, 6% of eligible monthly compensation, and (iv) for participants with combined age and service of 65 or more points, 7% of eligible monthly compensation. If the participant earns more than the Social Security wage base, the account is credited with additional pay credits equal to 4% of eligible compensation above the Social Security wage base. Interest credits are credited monthly, with the interest rate for benefits accrued before 2013 determined quarterly based generally on the 30-year Treasury rate, subject to a minimum annual interest rate of 4% and a maximum annual interest rate of 9%.

For the RCBP, eligible monthly compensation is equal to Form W-2 wages, plus elective deferrals under a 401(k), cafeteria, or 132(f) transportation plan, and deferrals under the Duke Energy Corporation Executive Savings Plan. Compensation does not include severance pay (including vacation bank time and payment for unused vacation), expense reimbursements, allowances, cash or noncash fringe benefits, moving expenses, bonuses for performance periods in excess of one year, transition pay, long-term incentive compensation (including income resulting from any stock-based awards such as stock options, stock appreciation rights, phantom stock or restricted stock) and other compensation items to the extent described as not included for purposes of benefit plans or the RCBP. The benefit under the RCBP is limited by maximum benefits and compensation limits under the Internal Revenue Code.

Mr. Jamil actively participates in the Duke Energy Corporation Executive Cash Balance Plan ("ECBP"), which is a noncontributory, defined benefit retirement plan that is not intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. Benefits earned under the ECBP are attributable to (i) compensation in excess of the annual compensation limit ($255,000 for 2013) under the Internal Revenue Code that applies to the determination of pay credits under the RCBP, (ii) restoration of benefits in excess of a defined benefit plan maximum annual benefit limit ($205,000 for 2013) under the Internal Revenue Code that applies to the RCBP, and (iii) supplemental benefits granted to a particular participant. Generally, benefits earned under the RCBP and the ECBP vest upon completion of three years of service, and, with certain exceptions, vested benefits generally become payable upon termination of employment with Duke Energy.

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EXECUTIVE COMPENSATION

Amounts were credited to an account established for Ms. Good and Mr. Manly under the ECBP pursuant to an amendment to each of their prior employment agreements that was negotiated in connection with the merger of Cinergy Corp. and Duke Energy. Ms. Good and Mr. Manly will not earn any additional benefits under any nonqualified defined benefit plan (other than future interest credits under the ECBP) unless and until they continue employment with Duke Energy past age 62.

Cinergy Corp. Non-Union Employees' Pension Plan

Mr. Rogers has an accrued benefit under the Cinergy Corp. Non-Union Employees' Pension Plan ("Cinergy Plan"), but his benefit was "frozen" on April 3, 2006 (i.e., it is not increased by Mr. Rogers' service and pay after April 3, 2006). Ms. Good and Mr. Manly currently participate in the Cinergy Plan, which is a tax-qualified defined benefit plan that generally covers legacy Cinergy Corp. non-bargaining employees. The Cinergy Plan provides benefits under the Duke Account Formula (which, in 2007, replaced the Balanced and Investor Programs). The Duke Account Formula (and the prior Balanced and Investor Programs) are "cash balance account" formulas. Prior to 2011, the Cinergy Plan also provided benefits under the Traditional Program formula, which provides benefits based on service and final average monthly pay. After 2010, all non-union participants in the Traditional Program formula, including Mr. Manly, were moved into the Duke Account Formula with the retention of a frozen accrued benefit under the Traditional Program (i.e., the benefit is not increased for service and pay after 2010). Ms. Good has always participated in the Duke Account Formula.

Under the Cinergy Plan's Traditional Program, in which Mr. Rogers participated prior to April 3, 2006 and in which Mr. Manly participated prior to 2011, each participant earns a benefit under a final average pay formula, which calculates pension benefits based on a participant's "highest average earnings" and years of plan participation. The Traditional Program benefit is payable following normal retirement at age 65, following early retirement at or after age 50 with three or more years of service (with reduction in the life annuity for commencement before age 62 in accordance with prescribed factors) and at or after age 55 with combined age and service of 85 points (with no reduction in the life annuity for commencement before normal retirement age). Mr. Rogers is eligible for an unreduced early retirement benefit. Mr. Manly is eligible for an early retirement benefit, the amount of which would be reduced for early commencement. Payment is available in a variety of annuity forms.

The Traditional Program benefit formula is the sum of (a), (b), and (c), where (a) is 1.1% of final average monthly pay ("FAP") times years of participation (up to a maximum of 35 years), where (b) is 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years), and where (c) is 1.55% of FAP times years of participation in excess of 35. The benefit under the Traditional Program will not be less than the minimum formula, which is the sum of (x) and (y), where (x) is the lesser of (i) 1.12% of FAP times years of participation (up to a maximum of 35 years) plus 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years) or (ii) 1.163% of FAP times years of participation (up to a maximum of 35 years), and where (y) is 1.492% of FAP times years of participation over 35 years. Social Security covered compensation is the average of the Social Security wage bases during the 35 calendar years ending in the year the participant reaches Social Security retirement age.

FAP is the average of the participant's total pay during the three consecutive years of highest pay from the last 10 years of participation. This is determined using the three consecutive calendar years or last 36 months of participation that yield the highest FAP (determined without including banked vacation). For Mr. Manly and other similarly-situated participants, averaged banked vacation as of December 31, 2010 (or, if less, at retirement) is then added to this amount to obtain the FAP. Mr. Manly's FAP was frozen on December 31, 2010 and will not be increased by compensation received thereafter.

Total pay includes base salary or wages, overtime pay, shift premiums, work schedule recognition pay, holiday premiums, unused banked vacation pay, performance lump sum pay, annual incentive plan awards and annual performance cash awards. Total pay does not include reimbursements or other expense allowances, imputed income, fringe benefits, moving and relocation expenses, deferred compensation, welfare benefits, long-term performance awards and executive individual incentive awards. The benefit under the Cinergy Plan is limited by maximum benefits and compensation limits under the Internal Revenue Code.

As described above, effective January 1, 2011 Mr. Manly participates in the Duke Account Formula. This feature of the Cinergy Plan provides a benefit substantially similar to that provided under the RCBP, using total pay, as defined above, but without unused banked vacation.

Effective at the end of 2012, the Cinergy Plan was merged into the RCBP.

Progress Energy Pension Plan and Supplemental Senior Executive Retirement Plan

Prior to their termination, Messrs. Johnson, Lyash, McArthur and Mulhern participated in the Progress Energy Pension Plan ("Pension Plan"), which is a noncontributory defined benefit pension plan sponsored by Progress Energy for eligible non-bargaining employees. The Pension Plan is a "cash balance" defined benefit plan. The cash balance benefit accrues each year with pay credits and interest credits. Pay credits range from 3% to 7% depending on the participant's age at the beginning of each plan year, plus an additional similar credit on pay above 80% of the Social Security wage base. Interest credits are added to cash balance accounts on December 31 of each year based on account balances as of January 1. The Pension Plan contained an interest credit rate of 5% for 2012. Generally, employees become vested under the Pension Plan on the earlier of the date they complete three years of vesting service or the date they reach normal retirement age, which is age 65. At benefit commencement, an employee has several lump sum and annuity payment options.

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EXECUTIVE COMPENSATION

Prior to their termination, Messrs. Johnson, Lyash, McArthur and Mulhern participated in the Supplemental Senior Executive Retirement Plan of Progress Energy, Inc. ("Progress Energy Supplemental Plan"), which provides a supplemental, unfunded pension benefit for executive officers who have at least 10 years of service with at least three years of service on the Progress Energy Senior Management Committee ("SMC"). Current tax laws place various limits on the benefits payable under the Pension Plan, including a limit on the amount of annual compensation that can be taken into account when applying the plan's benefit formulas. The Progress Energy Supplemental Plan is designed to provide pension benefits above those earned under the Pension Plan.

The Progress Energy Supplemental Plan defines covered compensation as annual base salary plus the annual cash incentive award. The Pension Plan defines covered compensation as base salary only. The Progress Energy Supplemental Plan takes into account deemed years of service on a case-by-case basis. Each of Messrs. Johnson, Lyash, McArthur and Mulhern participates in the Progress Energy Supplemental Plan and is fully vested in his benefit. Payments under the Progress Energy Supplemental Plan are made in the form of an annuity, payable at age 65. The monthly payment is calculated using a formula that equates to 4% per year of service (capped at 62%) multiplied by the average monthly eligible pay for the highest completed 36 months of eligible pay within the preceding 120-month period. Benefits under the Progress Energy Supplemental Plan are fully offset by Social Security benefits and by benefits paid under the Pension Plan. An executive officer who is age 55 or older with at least 15 years of service may elect to retire and commence his or her benefit prior to age 65. The early retirement benefit will be reduced by 2.5% for each year the participant receives the benefit prior to reaching age 65. All service with Duke Energy and its affiliates is treated as eligible service for purposes of meeting the Progress Energy Supplemental Plan's eligibility requirements.

In connection with the Progress Energy merger and pursuant to the terms of the Progress Energy merger agreement, on July 2, 2012, the Compensation Committee amended the ECBP to provide that the portion of the Progress Energy Supplemental Plan relating to the ten active participants in the Progress Energy Supplemental Plan, including Messrs. Johnson, Lyash, McArthur and Mulhern, was merged into the ECBP, resulting in the nonqualified retirement benefits that were originally to be provided to the Progress Energy participants under the Progress Energy Supplemental Plan, to be instead provided pursuant to the amended ECBP. Consistent with the terms of the Progress Energy merger agreement, the amended ECBP provides that the Progress Energy participants, including Messrs. Johnson, Lyash, McArthur and Mulhern, will participate in the ECBP and, subject to the terms and conditions of the amended ECBP, be entitled to nonqualified retirement benefits equal to the greater of:

•
The sum of (i) the accrued benefit under the Progress Energy Supplemental Plan frozen as of the closing of the merger (based on applicable service and compensation earned prior to the closing of the Progress Energy merger) and (ii) future benefits under the ECBP with respect to service and compensation levels following the closing of the Progress Energy merger; or

•
The benefits earned under the Progress Energy Supplemental Plan, as increased by post-merger service and cost of living adjustments.

Present Value Assumptions

Because the pension amounts shown in the Pension Benefits Table are the present values of current accrued retirement benefits, numerous assumptions must be applied. The values are based on the same assumptions as used in our Annual Report, except as required by applicable SEC rules. Such assumptions include a 4.10% discount rate and an interest crediting rate of 4.25% for Duke Energy cash balance accounts and 4.00% for Progress Energy cash balance accounts. Cash balance accounts are assumed to be paid in the form of a lump sum. Annuity benefits are assumed to be paid in the form of either (i) a 100% contingent annuity, (ii) a single life annuity or (iii) a 50% joint and survivor annuity. The post-retirement mortality assumption is consistent with that used in our Annual Report. Benefits are assumed to commence at age 62 for Messrs. Rogers and Manly and Ms. Good, on February 1, 2013 for Mr. Johnson, and at age 65 for Messrs. Lyash, Jamil, McArthur and Mulhern, or the named executive officer's current age (if later), and each named executive officer is assumed to remain employed until that age.

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EXECUTIVE COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)(5)	Aggregate Balance at Last FYE ($)(6)

James E. Rogers	0	0	64,722	0	9,746,977
Duke Energy Corporation Executive Savings Plan

Deferred Compensation Agreement	0	0	685,194 (4)	(801,000)	4,600,586	(7)

Lynn J. Good	49,400	51,783	40,802	0	473,654
Duke Energy Corporation Executive Savings Plan

William D. Johnson	0	2,148	12,138	(164,014)	454,886
Progress Energy, Inc. Management Deferred Compensation Plan

Progress Energy, Inc. Management Incentive	0	0	(7,600)	0	109,891
Compensation Plan

Progress Energy, Inc. Management Deferred	0	0	15,758 (4)	0	337,937
Compensation Plan for Key Management Employees

Jeffrey J. Lyash	0	6,721	(13,445)	0	264,164
Progress Energy, Inc. Management Deferred Compensation Plan

Marc E. Manly	180,541	50,941	146,062	0	1,412,672
Duke Energy Corporation Executive Savings Plan

Dhiaa M. Jamil	111,601	42,190	137,110	0	1,476,285
Duke Energy Corporation Executive Savings Plan

John R. McArthur	0	691	17,385	(10,802)	369,251
Progress Energy, Inc. Management Deferred Compensation Plan

Mark F. Mulhern	2,849	706	8,774	0	166,926
Progress Energy, Inc. Management Deferred Compensation Plan

Progress Energy, Inc. Management Incentive	0	0	(1,742)	(57,267)	0
Compensation Plan

(1)

Includes $49,400 and $24,000 of salary deferrals credited to the plan in 2012 on behalf of Ms. Good and Mr. Manly respectively, which are included in the salary column of the Summary Compensation Table. Includes $2,849 of salary deferrals credited to the plan on behalf of Mr. Mulhern following the Progress Energy merger. Includes $156,541 and $111,601 of short-term incentive deferrals earned in 2012 and credited to the plan in 2013 on behalf of Messrs. Manly, and Jamil.

(2)

Reflects make-whole matching contribution credits made under the Duke Energy Corporation Executive Savings Plan or the Progress Energy, Inc. Management Deferred Compensation Plan, as applicable, which are reported in the All Other Compensation column of the Summary Compensation Table.

(3)

With respect to the Former Progress Energy Named Executive Officers, reflects the earnings or losses that accrued following the merger of Progress Energy and Duke Energy.

(4)

Includes above-market interest of $320,671 for Mr. Rogers and $7,539 for Mr. Johnson, as reported in footnote 4 to the Summary Compensation Table on page 52.

(5)

Reflects a payment to Mr. Rogers pursuant to the terms of the Deferred Compensation Agreement that he entered into with PSI Energy, Inc. (subsequently renamed Duke Energy Indiana, Inc.) on December 16, 1992, payments to Messrs. Johnson and McArthur pursuant to the Progress Energy, Inc. Management Deferred Compensation Plan, and a payment to Mr. Mulhern pursuant to the Progress Energy, Inc. Management Incentive Compensation Plan.

(6)

The aggregate balance as of December 31, 2012 for each named executive officer includes the following aggregate amount of prior deferrals of base salary, short-term incentives and long-term incentives, as well as employer matching contributions and nonqualified deferred compensation earnings, that were previously earned and reported as compensation on the Duke Energy Summary Compensation Table for the years 2006 through 2011: (i) Mr. Rogers – $1,701,165; (ii) Ms. Good – $368,038; (iii) Mr. Manly – $1,006,779; and (iv) Mr. Jamil – $183,312. These amounts have since been adjusted, pursuant to the terms of the Duke Energy Corporation Executive Savings Plan for investment performance (e.g., earnings and losses), deferrals, contributions and distributions. The aggregate balance as of December 31, 2012 also includes amounts earned in 2012 but credited to the plan in 2013, including the amounts described in footnotes 1 and 2 above.

(7)

Reflects Mr. Rogers' accrued benefit under the Deferred Compensation Agreement that he entered into with PSI Energy, Inc. (subsequently renamed Duke Energy Indiana, Inc.) on December 16, 1992. Except for earnings on previously deferred amounts, Mr. Rogers is not permitted to earn any additional amounts under this plan.

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EXECUTIVE COMPENSATION

Duke Energy Corporation Executive Savings Plan

Under the Duke Energy Corporation Executive Savings Plan, participants can elect to defer a portion of their base salary, short-term incentive compensation and certain long-term incentive compensation (other than stock options). Participants also receive a company matching contribution in excess of the contribution limits prescribed by the Internal Revenue Code under the Duke Energy Retirement Savings Plan, which is the 401(k) plan in which the named executive officers participate.* In general, payments are made following termination of employment or death in the form of a lump sum or installments, as selected by the participant. Participants may direct the deemed investment of base salary deferrals, short-term incentive deferrals and matching contributions among investments options available under the Duke Energy Retirement Savings Plan, including in the Duke Energy Common Stock Fund. Participants may change their investment elections on a daily basis. Deferrals of equity awards are credited with earnings and losses based on the performance of the Duke Energy Common Stock Fund. The benefits payable under the plan are unfunded and subject to the claims of Duke Energy's creditors.

Deferred Compensation Agreement for Mr. James E. Rogers

In 1992, PSI Energy, Inc. (subsequently renamed Duke Energy Indiana, Inc.) entered into a deferred compensation agreement with Mr. Rogers. Except for earnings on amounts previously deferred, Mr. Rogers is not accruing any additional benefits under this agreement. The agreement provides Mr. Rogers with the right to receive two 15-year annual cash benefits. The two annual cash payments, in the amount of $554,000 and $247,000, respectively, commenced in 2010. The deferred payments accrue interest at an annual rate of 17.5%. The benefits payable under the agreement are unfunded and subject to the claims of Duke Energy's creditors.

Progress Energy, Inc. Management Deferred Compensation Plan

In connection with the Progress Energy merger, Duke Energy assumed the Progress Energy, Inc. Management Deferred Compensation Plan. Under that plan, a participant can elect to defer up to 50% of his or her base salary for a minimum of five years or until his or her date of retirement. Participants also receive credits of 6% of their base salary over the limits prescribed by the Internal Revenue Code under the Progress Energy 401(k) plan. Executives may elect to receive distributions, either in a lump sum or installments over two to ten years, on (i) the April 1 following the date that is five years from the last day of the plan year in which the deferral was made; or (ii) following separation from service. Participants will receive a distribution upon termination of employment other than by reason of death or retirement. Each participant may allocate his or her deferred compensation among available deemed investment funds that mirror those options available under Progress Energy's 401(k) plan. The benefits payable under the plan are unfunded and subject to the claims of Duke Energy's creditors.

Progress Energy, Inc. Management Incentive Compensation Plan

In connection with the Progress Energy merger, Duke Energy assumed the Progress Energy, Inc. Management Incentive Compensation Plan ("MICP"). Under that plan, Executives can elect to defer up to 100% of their short-term incentive. In anticipation of the merger, the MICP was amended to eliminate the deferral option for awards earned in 2012. Participants may elect to receive distributions any date that is five years after the date which the short-term incentive would otherwise be payable or any date that is within two years of the participant's retirement date. Each participant may allocate his or her deferred compensation among available deemed investment funds that mirror those options available under the Progress Energy 401(k) plan (other than the company stock fund). The benefits payable under the plan are unfunded and subject to the claims of Duke Energy's creditors.

Progress Energy, Inc. Deferred Compensation Plan for Key Management Employees

In connection with the Progress Energy merger, Duke Energy assumed the Progress Energy, Inc. Deferred Compensation Plan for Key Management Employees. This plan provided a fixed rate of return of 10.0% on deferred amounts, which was 2.7% above the market interest rate of 7.3% at the time the plan was frozen in 1996. The plan was discontinued in 2000 and replaced with the Management Deferred Compensation Plan, which does not have a guaranteed rate of return. Benefits are generally payable under the plan in the form of a monthly annuity for 15 years. The benefits payable under the plan are unfunded and subject to the claims of Duke Energy's creditors.

*

The Duke Energy Retirement Savings Plan is a tax-qualified "401(k) plan" that provides a means for employees to save for retirement on a tax-favored basis and to receive an employer matching contribution. The employer matching contribution is equal to 100% of the named executive officer's before-tax and Roth 401(k) contributions (excluding "catch-up" contributions) with respect to 6% of eligible pay. For this purpose, "eligible pay" includes base salary and STI compensation. Earnings on amounts credited to the Duke Energy Retirement Savings Plan are determined based on the performance of investment funds (including a Duke Energy Common Stock Fund) selected by each participant.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Under certain circumstances, Messrs. Rogers, Manly and Jamil and Ms. Good would be entitled to compensation in the event his or her employment terminates or upon a change in control. The amount of the compensation is contingent upon a variety of factors, including the circumstances under which he or she terminates employment. The relevant agreements that each of Messrs. Rogers, Manly and Jamil and Ms. Good has entered into with Duke Energy are described below, followed by a table that quantifies the amount that would become payable to each named executive officer as a result of his or her termination of employment.

The amounts shown assume that such termination was effective as of December 31, 2012 and are merely estimates of the amounts that would be paid out to the named executive officers upon their termination. The actual amounts to be paid out can only be determined at the time of such named executive officer's termination of employment.

The table shown below does not include certain amounts that have been earned and which are payable without regard to the named executive officer's termination of employment. Such amounts, however, are described immediately following the table.

For a summary of the severance payments and benefits provided to each of Messrs. Johnson, Lyash, McArthur and Mulhern in connection with their resignations, please see the sub-heading "Severance Payments for Messrs. Johnson, Lyash, McArthur and Mulhern" on page 66.

Under each of the compensation arrangements described below for Messrs. Rogers, Manly and Jamil and Ms. Good, "change in control" generally means the occurrence of one of the following: (a) the date any person or group becomes the beneficial owner of 30% or more of the combined voting power of Duke Energy's then outstanding securities; (b) during any period of two consecutive years, the directors serving at the beginning of such period or who are elected thereafter with the support of not less than 2/3 of those directors, cease for any reason other than death, disability or retirement to constitute at least a majority thereof; (c) the consummation of a merger, consolidation, reorganization or similar corporate transaction, which has been approved by the shareholders of Duke Energy, regardless of whether Duke Energy is the surviving company, unless Duke Energy's outstanding voting securities immediately prior to the transaction continue to represent at least 50% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; (d) the consummation of a sale of all or substantially all of the assets of Duke Energy or a complete liquidation or dissolution, which has been approved by the shareholders of Duke Energy; or (e) under certain arrangements, the date of any other event that the Board of Directors determines should constitute a change in control.

Mr. James E. Rogers

Effective February 19, 2009, Duke Energy entered into an employment agreement with Mr. Rogers (the "February 2009 Agreement") for the period ending December 31, 2013. All of the equity awards that were made prior to the adoption of the February 2009 Agreement have been earned or forfeited, except that certain of Mr. Rogers' stock options remain outstanding. In the event of the termination of Mr. Rogers' employment, his stock options would remain exercisable during the remainder of their ten-year term, except such options would remain exercisable for no more than 90 days in the event that Mr. Rogers' employment is terminated for cause.

The February 2009 Agreement makes no provision for cash payments upon a termination of employment, whether before or after a change in control of Duke Energy, or for the gross up of "golden parachute" excise taxes. The February 2009 Agreement does provide for the treatment of Mr. Rogers' outstanding equity awards upon termination of employment or upon a change in control.

Under the February 2009 Agreement, if Mr. Rogers' employment terminates without cause or for good reason (each as defined in the February 2009 Agreement) or by reason of his "retirement" (which requires approval of the Board of Directors), then (i) his stock options and restricted stock units will continue to vest in accordance with their otherwise applicable schedule as if his employment had not terminated, (ii) his stock options will remain exercisable for their full ten-year term, and (iii) his performance shares will be payable (if at all) at the end of the cycle based on actual performance, again determined as if his employment had not terminated. If Mr. Rogers' employment terminates as a result of his death or disability, then his stock options and restricted stock units will vest in full, the stock options (whether or not previously vested) will remain exercisable for their full ten-year term, and the performance shares will be pro-rated for actual service and will be payable (if at all) at the end of the cycle based on actual performance. If Mr. Rogers terminates his employment without good reason (as defined in the February 2009 Agreement) or retires without the approval of the Board of Directors, his unvested stock options, restricted stock units and performance shares will expire immediately, and any previously vested options will expire 90 days after the termination of employment. If Mr. Rogers' employment is terminated for cause (as defined in the February 2009 Agreement), all stock options, restricted stock units and performance shares (whether or not vested) granted to him pursuant to the February 2009 Agreement will expire immediately.

If a change in control of Duke Energy occurs and Mr. Rogers' employment is terminated within two years after the change in control, by Duke Energy without cause or by Mr. Rogers for good reason or by reason of his retirement with the approval of the Board of Directors, then notwithstanding the preceding paragraph, the stock options will vest immediately and the restricted stock units and performance shares will immediately vest and be paid (in the case of performance shares, based on the target level of performance). If Mr. Rogers' employment terminates after the expiration of the term of the February 2009 Agreement but before vesting of all options and performance shares, each such award will be subject to the treatment described above, but determined as if termination had occurred during the term of the February 2009 Agreement, and any termination by Mr. Rogers, other than in anticipation of a termination for cause, will be deemed a termination for good reason.

Under the February 2009 Agreement, "cause" generally means (i) if not cured, the willful and continued failure by Mr. Rogers to substantially perform his duties or to comply with Duke Energy's rules or procedures, (ii) the breach of confidentiality, noncompetition and nonsolicitation

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

obligations, or (iii) Mr. Rogers' conviction of a felony, including the entry of a guilty or nolo contendere plea, or any willful or grossly negligent action or inaction by Mr. Rogers that has a materially adverse effect on Duke Energy, and "good reason" generally means (a) the material reduction without Mr. Rogers' consent of his title, authority, duties, or responsibilities from those in effect immediately prior to the reduction, except in the event that Mr. Rogers ceases to serve as President of Duke Energy or, if Duke Energy adopts a policy that its Chief Executive Officer shall no longer serve as Chairman of its Board of Directors, he ceases to serve as Chairman, (b) the failure by Duke Energy without Mr. Rogers' consent to nominate him for re-election to the Board of Directors, (c) a material adverse change in Mr. Rogers' reporting responsibilities, (d) any breach by Duke Energy of any other material provision of Mr. Rogers' agreement or (e) a failure by Duke Energy to require any successor entity to Duke Energy specifically to assume in writing all of Duke Energy's obligations under Mr. Rogers' agreement.

Other Named Executive Officers

Duke Energy entered into a change in control agreement with Ms. Good and Mr. Manly effective as of April 4, 2006 and with Mr. Jamil effective as of February 26, 2008, all of which were amended and restated effective as of August 26, 2008 and subsequently amended effective as of January 8, 2011. The agreements have an initial term of two years commencing as of the original effective date, after which the agreements automatically extend, unless six months prior written notice is provided, on a month-to-month basis.

The change in control agreements provide for payments and benefits to the executive in the event of termination of employment within two years after a "change in control" by Duke Energy without "cause" or by the executive for "good reason" (each as defined below) as follows: (1) a lump-sum cash payment equal to a pro-rata amount of the executive's target bonus for the year in which the termination occurs; (2) a lump-sum cash payment equal to two times the sum of the executive's annual base salary and target annual bonus opportunity in effect immediately prior to termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting "good reason"; (3) continued medical, dental and basic life insurance coverage for a two-year period or a lump sum cash payment of equivalent value (reduced by coverage obtained by subsequent employers); and (4) a lump-sum cash payment of the amount Duke Energy would have allocated or contributed to the executive's qualified and nonqualified defined benefit pension plan and defined contribution savings plan accounts during the two years following the termination date, plus the unvested portion, if any, of the executive's accounts as of the date of termination that would have vested during the remaining term of the agreement. If the executive would have become eligible for normal retirement at age sixty-five within the two-year period following termination, the two times multiple or two year period mentioned above will be reduced to the period from the termination date to the executive's normal retirement date. The agreements also provide for enhanced benefits (i.e., two years of additional vesting) with respect to equity awards.

Under the change in control agreements, each named executive officer also is entitled to reimbursement of up to $50,000 for the cost of certain legal fees incurred in connection with claims under the agreements. In the event that any of the payments or benefits provided for in the change in control agreement otherwise would constitute an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a named executive officer becomes entitled to payments and benefits under a change in control agreement, he or she would be subject to a one-year noncompetition and nonsolicitation provision from the date of termination, in addition to certain confidentiality and cooperation provisions.

The Duke Energy Corporation Executive Severance Plan (the "Executive Severance Plan") provides certain executives, including Messrs. Manly and Jamil and Ms. Good, with severance payments and benefits upon a termination of employment under certain circumstances. Pursuant to the terms of the Executive Severance Plan, "Tier I Participants," which include Duke Energy's eligible named executive officers, would be entitled, subject to the execution of a waiver and release of claims, to the following payments and benefits in the event of a termination of employment by (i) Duke Energy without "cause" (as defined below) or (ii) the participant for "good reason" (as defined below): (1) a lump-sum payment equal to a pro-rata amount of the participant's annual bonus for the year that the termination of employment occurs, determined based on the actual achievement of performance goals under the applicable performance-based bonus plan; (2) a lump-sum payment equal to two times the sum of the participant's annual base salary and target annual bonus opportunity in effect immediately prior to termination of employment or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting "good reason"; (3) continued access to medical and dental insurance for a two-year period following termination of employment, with monthly amounts relating to Duke Energy's portion of the costs of such coverage paid to the participant by Duke Energy (reduced by coverage provided to the participant by future employers, if any) and a lump-sum payment equal to the cost of two years of basic life insurance coverage; (4) a lump-sum payment of the amount that Duke Energy would have allocated or contributed to the participant's qualified and nonqualified defined benefit pension plan and defined contribution savings plan accounts during the two years following the date of termination of employment, plus the vesting of the portion, if any, of the participant's accounts that would have vested during the two-year period following the date of termination of employment, but only if the termination occurs prior to January 11, 2013; (5) one year of outplacement services; and (6) two additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.

The Executive Severance Plan also provides that, in the event any of the payments or benefits provided for in the Executive Severance Plan otherwise would constitute an "excess parachute payment" (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a participant becomes entitled to payments and benefits under the Executive Severance Plan, he or she would be subject to certain restrictive covenants, including those related to noncompetition, nonsolicitation and confidentiality.

Duke Energy has the right to terminate any participant's participation in the Executive Severance Plan, but must provide the participant with one year notice and the participant would continue to be eligible for all

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

severance payments and benefits under the Executive Severance Plan during the notice period. Any employee who is eligible for severance payments and benefits under a separate agreement or plan maintained by Duke Energy (such as a change of control agreement) would receive compensation and benefits under such other agreement or plan (and not the Executive Severance Plan).

For purposes of the change in control agreements and the Executive Severance Plan, "cause" generally means, unless cured within 30 days, (i) a material failure by the executive to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with the executive's position, (ii) the final conviction of the executive of a felony or crime involving moral turpitude, (iii) an egregious act of dishonesty by the executive in connection with employment, or a malicious action by the executive toward the customers or employees of Duke Energy, (iv) a material breach by the executive of Duke Energy's Code of Business Ethics, or (v) the failure of the executive to cooperate fully with governmental investigations involving Duke Energy. "Good reason," for this purpose, generally means: (a) a material reduction in the executive's annual base salary or target annual bonus as in effect either immediately prior to the change in control or the termination under the Executive Severance Plan (exclusive of any across the board reduction similarly affecting substantially all similarly situated employees) or (b) a material diminution in the participant's positions (including status, offices, titles and reporting relationships), authority, duties or responsibilities as in effect either immediately prior to the change in control or immediately prior to a Tier I participant's termination of employment under the Executive Severance Plan.

Equity Awards – Consequence of Termination of Employment

As described above, each year Duke Energy grants long-term incentives to its executive officers, and the terms of these awards vary somewhat from year to year. The following table summarizes the consequences under Duke Energy's long-term incentive award agreements, without giving effect to the change in control agreements or the Executive Severance Plan described above, that would generally occur with respect to outstanding equity awards in the event of the termination of employment of of Messrs. Manly and Jamil and Ms. Good. The treatment of the equity awards of Mr. Rogers is described above.

Event	Consequences

Voluntary termination or involuntary termination (retirement eligible)	Restricted Stock Units – continue to vest Performance Shares – prorated portion of award vests based on actual performance
Voluntary termination (not retirement eligible)	Restricted Stock Units and Performance Shares – the executive's right to unvested portion of award terminates immediately
Involuntary termination (not retirement eligible)	Restricted Stock Units – prorated portion of award vests Performance Shares – prorated portion of award vests based on actual performance
Involuntary termination after a CIC	Restricted Stock Units – immediate vesting Performance Shares – see impact of change in control below
Death or Disability	Restricted Stock Units – immediate vesting
Performance Shares – prorated portion of award vests based on actual performance
Change in Control	Restricted Stock Units – no impact absent termination of employment
Performance Shares – prorated portion of award vests based on target performance

64    DUKE ENERGY – 2013 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR
A CHANGE IN CONTROL ("CIC")

Name and Triggering Event		Cash Severance Payment ($)(1)	Incremental Retirement Plan Benefit ($)(2)	Welfare and Other Benefits ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)

James E. Rogers
•	Voluntary termination with good reason	0	0	0	6,013,576	4,332,309
•	Involuntary termination without cause	0	0	0	6,013,576	4,332,309
•	Involuntary or good reason termination after a CIC	0	0	0	5,581,970	4,332,309
•	Death or Disability	0	0	0	3,088,207	4,332,309

Lynn J. Good
•	Voluntary termination without good reason	0	0	0	0	0
•	Involuntary or good reason termination under Executive Severance Plan	2,250,000	179,852	40,616	2,947,111	0
•	Involuntary or good reason termination after a CIC	2,250,000	179,852	40,616	2,780,916	0
•	Death or Disability	0	0	0	1,894,182	0

Marc E. Manly
•	Voluntary termination without good reason	0	0	0	1,917,392	0
•	Involuntary or good reason termination under Executive Severance Plan	2,160,000	177,002	33,454	2,941,285	0
•	Involuntary or good reason termination after a CIC	2,160,000	177,002	33,454	2,756,359	0
•	Death or Disability	0	0	0	1,883,531	0

Dhiaa M. Jamil
•	Voluntary termination without good reason	0	0	0	1,654,839	0
•	Involuntary or good reason termination under Executive Severance Plan	1,980,000	327,352	42,600	2,550,727	0
•	Involuntary or good reason termination after a CIC	1,980,000	327,352	42,600	2,389,188	0
•	Death or Disability	0	0	0	1,625,482	0

(1)

The amounts listed under "Cash Severance Payment" are payable under the terms of the named executive officer's Change in Control Agreement or under the Executive Severance Plan.

(2)

The amounts listed under "Incremental Retirement Plan Benefit" are payable under the terms of the named executive officer's Change in Control Agreement or under the Executive Severance Plan and represent the additional amount that would have been contributed to the Duke Energy Retirement Cash Balance Plan, Cinergy Corp. Non-Union Employee's Pension Plan, Duke Energy Executive Cash Balance Plan, Duke Energy Retirement Savings Plan and the Duke Energy Executive Savings Plan in the event the named executive officer had continued to be employed by Duke Energy for two additional years after the actual date of his or her termination of employment.

(3)

The amounts listed under "Welfare and Other Benefits" include the amount that would be paid to each named executive officer in lieu of providing continued welfare benefits and basic life coverage for 24 months. In addition to the amounts shown above, each named executive officer who terminates under the Executive Severance Plan will have access to outplacement services for a period of up to one year after termination.

(4)

The amounts listed under "Stock Awards" do not include amounts attributable to the performance shares that vested on December 31, 2012; such amounts are included in the Option Exercises and Stock Vested Table on page 56.

(5)

As of December 31, 2012, and without regard to any acceleration of vesting that would otherwise occur upon a triggering event, Mr. Rogers and Ms. Good held vested stock options with respect to the following number of Duke Energy shares: 565,529 and 8,112, respectively, and Mr. Rogers held vested stock options with respect to 1,199,512 Spectra Energy shares.

The amounts listed in the preceding table have been determined based on a variety of assumptions, including with respect to the limits on qualified retirement plan benefits under the Internal Revenue Code. The actual amounts to be paid out can only be determined at the time of each named executive officer's termination of employment. The amounts described in the table do not include compensation to which each named executive officer would be entitled without regard to his or her termination of employment, including (i) base salary and short-term incentives that have been earned but not yet paid, (ii) amounts that have been earned, but not yet paid, under the terms of the plans listed under the Pension Benefits and Nonqualified Deferred Compensation tables on pages 57 and 60, and (iii) the potential reimbursement of legal fees.

The amounts shown above do not reflect the fact that, under the Change in Control Agreements that Duke Energy has entered into with Messrs. Manly and Jamil and Ms. Good, in the event that payments to any such executive in connection with a change in control otherwise would result in a golden parachute excise tax and lost tax deduction under Sections 280G and 4999 of the Internal Revenue Code, such amounts would be reduced to the extent necessary so that such tax would not apply under certain circumstances.

The amounts shown above with respect to stock awards and option awards were calculated based on a variety of assumptions, including the following: (i) the named executive officer terminated employment on December 31, 2012; (ii) a stock price for Duke Energy common stock equal to $63.80, which was the closing price on December 31, 2012; (iii) the continuation of Duke Energy's dividend at the rate in effect during the first quarter of 2013; and (iv) performance at the target level with respect to performance shares. Additionally, the amounts listed above with respect to Messrs. Manly and Jamil reflect the fact that, upon termination for any reason, except death or disability, they would receive the full value of all unvested restricted stock units and the dividends that would be paid on such shares for the remainder of the original vesting period, subject to compliance with restrictive covenants contained in such awards, because they have attained the applicable retirement age.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Due Upon a Change in Control

Other than as described below, the occurrence of a change in control of Duke Energy would not trigger the payment of benefits to the named executive officers absent a termination of employment. If a change in control of Duke Energy occurred on December 31, 2012, with respect to each named executive officer except Mr. Rogers, the outstanding performance share awards, including dividend equivalents, would be paid on a prorated basis assuming target performance. As of December 31, 2012, the prorated performance shares that would be paid as a result of these accelerated vesting provisions, including dividend equivalents, would have had a value of $1,953,755, $1,709,527, and $1,975,760 for Messrs. Manly and Jamil and Ms. Good, respectively.

Severance Payments for Messrs. Johnson, Lyash, McArthur and Mulhern

Mr. Johnson resigned from his position on July 3, 2012, Messrs. McArthur and Mulhern each resigned from his position on July 11, 2012, and Mr. Lyash resigned from his position on December 31, 2012. Following is a discussion of the severance payments and benefits provided to each of Messrs. Johnson, Lyash, McArthur and Mulhern in connection with their resignations.

Mr. Johnson. In connection with Mr. Johnson's resignation, Mr. Johnson and Duke Energy entered into a separation agreement. Pursuant to the terms of the separation agreement, which is described in more detail in the Compensation Discussion and Analysis on page 47, in consideration for a release of claims from Mr. Johnson, his agreement to cooperate with Duke Energy with respect to transition matters and Mr. Johnson's agreement to non-competition, non-solicitation, non-disparagement and confidentiality covenants, Mr. Johnson was entitled to a cash severance payment equal to three times the sum of his annual base salary and target annual cash bonus, his target annual cash bonus for 2012, continued health and welfare benefits for three years, reimbursement for relocation expenses, accelerated vesting of all of his equity compensation awards, a golden parachute tax gross-up (to the extent applicable) and an additional lump sum payment. The following table quantifies the severance benefits provided to Mr. Johnson (with equity awards valued at the closing price of a share of Duke Energy common stock on the date of termination of employment).

Payments and Benefits	Amount

Cash Severance	$7,425,000
Target Bonus	$1,375,000
Continued Health and Welfare Benefits	$35,030
Vesting of Equity	$13,168,653
Tax Gross-up	$0
Additional Payment	$1,500,000

Total	$23,503,683

Messrs. Lyash, McArthur and Mulhern. In connection with their resignations, each of Messrs. Lyash, McArthur and Mulhern entered into a separation agreement, which is described in more detail in the Compensation Discussion and Analysis on page 48, that provided severance benefits that were substantially the same as the severance benefits provided upon a voluntary termination of employment for "good reason" under the Progress Energy, Inc. Management Change in Control Plan, which was assumed by Duke Energy in connection with the merger. Pursuant to the terms of the separation agreements, in consideration for a release of claims, an agreement to cooperate with Duke Energy with respect to transition matters, and an agreement to non-competition, non-solicitation, non-disparagement and confidentiality covenants, Messrs. Lyash and McArthur were entitled to a cash severance payment equal to three times the sum of their annual base salary and target annual cash bonus, and Mr. Mulhern was entitled to a cash severance payment equal to two times the sum of his annual base salary and target annual cash bonus. Each of Messrs. Lyash, McArthur and Mulhern was also entitled to his target annual cash bonus for 2012, continued health and welfare benefits for three years (two years for Mr. Mulhern), reimbursement for relocation expenses, accelerated vesting of all his equity compensation awards, except as provided below, and a golden parachute tax gross-up (to the extent applicable). The separation agreements for Messrs. McArthur and Mulhern provided that all of their performance shares would vest at the "target" level, except that their performance shares for the 2012-2014 performance cycle would continue to vest based on the same performance goals, as amended by the Compensation Committee after the Progress Energy merger, that apply to other former Progress Energy executives who remain employed with Duke Energy, subject to a minimum payout of 50% of target. As a result, the value of those performance shares is reflected in the table below at 50% of target. The actual amount earned under the 2012-2014 performance shares will depend on Duke Energy's performance during the applicable performance period. The following table quantifies the severance benefits provided to Messrs. Lyash, McArthur and Mulhern (with equity awards valued at the closing price of a share of Duke Energy common stock on the date of termination of employment).

Payments and Benefits	Mr. Lyash Amount	Mr. McArthur Amount	Mr. Mulhern Amount

Cash Severance	$2,781,000	$2,677,500	$1,700,000
Target Bonus	$412,000	$367,500	$350,000
Relocation Expenses	$130,446	$0	$0
Continued Health and Welfare Benefits	$40,928	$40,386	$33,786
Vesting of Equity*	$2,938,838	$2,918,294	$2,696,252
Tax Gross-up	$0	$0	$0

Total	$6,303,212	$6,003,680	$4,780,038

*

With respect to Messrs. McArthur and Mulhern, reflects the performance shares for the 2012-2014 performance period at the minimum payout level of 50% of target.

In addition, Messrs. Johnson, Lyash, McArthur and Mulhern are entitled to their accrued and unpaid benefits under Progress Energy's retirement and deferred compensation plans. These benefits were earned primarily during their employment with Progress Energy and were not enhanced or increased as a result of the Progress Energy merger or the termination of their employment with Duke Energy, but will be paid according to the terms of the applicable plan or arrangement based on their service and compensation prior to their resignations.

66    DUKE ENERGY – 2013 Proxy Statement

PROPOSAL 4:     APPROVAL OF THE AMENDED DUKE ENERGY CORPORATION EXECUTIVE SHORT-TERM INCENTIVE PLAN

Introduction

The Board of Directors of Duke Energy considers short-term incentive compensation to be an essential tool to attract, motivate and retain our officers and key employees and to align their interests with the interests of the shareholders. Consistent with this view, on February 26, 2013, the Board of Directors unanimously adopted, subject to the approval of Duke Energy's shareholders at the annual meeting, the amended Duke Energy Corporation Executive Short-Term Incentive Plan (the "Amended STI Plan"). The Amended STI Plan amends the existing Duke Energy Corporation Executive Short-Term Incentive Plan (the "Existing STI Plan") and will help Duke Energy maintain the flexibility that it needs to keep pace with its competitors and effectively attract, motivate and retain the caliber of employees essential to its success.

The shareholders are asked to approve the Amended STI Plan in order to help Duke Energy preserve its federal income tax deductions. In particular, Section 162(m) of the Code generally prevents a publicly-held corporation from claiming federal income tax deductions for compensation in excess of $1 million paid to certain of its senior executives. Compensation is exempt from this limitation, however, if it qualifies as "performance-based compensation." In order to qualify as "performance-based compensation," among other conditions, the shareholders must re-approve the material terms of the performance goals every five years. The Existing STI Plan was last approved by Duke Energy's shareholders in 2008.

The Amended STI Plan is generally a continuation of the Existing STI Plan, with the following changes. First, in order to provide additional flexibility over the next five years, at which time the shareholders must re-approve the Amended STI Plan in order to continue to qualify for the "performance-based compensation" exception to Section 162(m) of the Code, several potential performance targets have been added to the plan. Second, various technical amendments have been made to the plan.

In the event that the shareholders do not approve the Amended STI Plan, no award opportunities will be made under the plan. Nonetheless, Duke Energy retains the discretion to make awards outside of the Amended STI Plan without regard to whether such awards would be deductible under Section 162(m) of the Code.

The following is a summary of the Amended STI Plan, and is qualified in its entirety by reference to the full text of the plan document, a copy of which is attached as Appendix A to this proxy statement.

Summary of the Plan

Purpose.    The purpose of the Amended STI Plan is to benefit and advance the interests of Duke Energy by rewarding selected executive officers of Duke Energy and its subsidiaries for their contributions to Duke Energy's financial success and thereby motivate them to continue to make such contributions in the future.

Administration.    The Amended STI Plan is administered by the Compensation Committee of the Board of Directors, or a subcommittee thereof comprised solely of "outside directors" within the meaning of Section 162(m) of the Code.

Eligibility.    Eligibility for participation in the Amended STI Plan is limited to executive officers. At this time, we anticipate that 9 individuals will participate in the Amended STI Plan.

Awards.    No later than 90 days after the commencement of each fiscal year of Duke Energy, the Compensation Committee (or a subcommittee thereof) will establish (i) the executive officers that are eligible to participate in the Amended STI Plan for the year, (ii) the performance targets for the year, and (iii) the target awards that correspond to the performance targets for each participant. The aggregate amount of all awards to any participant for any year may not exceed $6,000,000.

Performance Targets.    If awards for a year are intended to qualify as performance-based compensation under Section 162(m) of the Code, the performance targets will be established in terms of specified levels of any of the following business measures, which may be applied with respect to Duke Energy, or any of its subsidiaries or business units, or with respect to any plan participant, and which may be measured on an absolute or relative to peer group basis or other market measure basis: total shareholder return; stock price increase; return on equity; return on capital; earnings per share; EBIT (earnings before interest and taxes); EBITDA (earnings before interest, taxes, depreciation and amortization); ongoing earnings; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital); EVA (economic value added); economic profit (net operating profit after tax, less a cost of capital charge); SVA (shareholder value added); revenues; net income; operating income; pre-tax profit margin; performance against business plan; customer service; reliability; corporate governance quotient or rating; market share; employee satisfaction; safety; total incident case rate; serious injury fatality rate; fatality rate; employee engagement; supplier diversity; workforce diversity; operating margins; credit rating; dividend payments; expenses; operation and maintenance expense; fuel cost per million BTU; costs per kilowatt hour; retained earnings; completion of acquisitions, divestitures and corporate restructurings; status of construction projects; legislative efforts; new technology development; environmental efforts; and, individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or

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PROPOSAL 4:    APPROVAL OF THE AMENDED DUKE ENERGY CORPORATION EXECUTIVE SHORT-TERM INCENTIVE PLAN

more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, site development, plant development, building development, facility development, government relations, product market share or management. Alternatively, if awards for a year are not intended to qualify as performance-based compensation under Section 162(m) of the Code, then the Compensation Committee (or subcommittee thereof) may establish performance targets in terms of any subjective measures from the list above.

Certification and Payment.    After the end of each year, the Compensation Committee (or a subcommittee thereof) will review the necessary financial or other information for that year and certify in writing whether any performance target has been achieved, and, if so, the highest performance target that has been achieved. If any performance target has been achieved, the awards will be calculated based on the target award that corresponds to the highest performance target achieved for the year. Nonetheless, the Compensation Committee (or a subcommittee thereof) may, in its sole discretion, reduce the amount of any award to reflect its assessment of the participant's individual performance, to reflect the failure of the participant to remain in the continuous employ of Duke Energy or its subsidiaries throughout the year, or for any other reason.

Payment.    The resulting awards, if earned, will be paid in cash as promptly as practicable after the certification. The Amended STI Plan states that in all events the awards must be paid no later than two and one-half months following the end of the calendar year in which the performance period ends. The Compensation Committee (or a subcommittee thereof), in its sole discretion, may permit a participant to elect to defer payment of all or any portion of the award by making a deferral election on such terms and conditions as it may establish. In the event a participant terminates employment with Duke Energy and its subsidiaries for any reason prior to the last day of the year, the participant shall not be entitled to payment of an award with respect to that year, unless otherwise determined by the Compensation Committee (or a subcommittee thereof) in its sole discretion.

Amendment and Termination.    The Amended STI Plan will continue in effect until terminated by the Board of Directors. The Compensation Committee may at any time amend or otherwise modify the Amended STI Plan as it deems advisable, and must obtain shareholder approval for the amendment if required to comply with the performance-based compensation exception to Section 162(m) of the Code.

Plan Benefits

Future benefits to be received by a person or group under the Amended STI Plan are not determinable at this time and will depend on individual and corporate or business unit performance. Actual awards under the Existing STI Plan to our named executive officers for 2012 are reported in this proxy statement in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. The aggregate amount paid to all individuals who are currently employed and who were executive officers (including our named executive officers) as of December 31, 2012 and who participated in the Existing STI Plan for 2012 is $3,201,530. Directors and employees other than executive officers are not eligible to participate in the Amended STI Plan; however, other eligible employees receive similar short-term incentive opportunities.

The Board of Directors Recommends a Vote "FOR" the amended Duke Energy Corporation Executive Short-Term Incentive Plan.

Current Equity Compensation Plan Information

The following table shows information as of December 31, 2012, about securities to be issued upon exercise of outstanding options, warrants and rights under Duke Energy's equity compensation plans, along with the weighted-average exercise price of the outstanding options, warrants and rights and the number of securities remaining available for future issuance under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	3,125,442	(2)	$51.68	17,302,038	(3)
Equity compensation plans not approved by security holders	3,634,252	(4)	$45.93	3,532,296(5)
TOTAL	6,759,694		$50.61	20,834,334

(1)

This column includes only the weighted-average exercise price of outstanding options.

(2)

Includes outstanding options, restricted stock units and performance shares (assuming the maximum payout level), as well as shares that could be payable with respect to compensation deferred under the Duke Energy Corporation Executive Savings Plan and shares that could be payable with respect to certain compensation deferred under the Duke Energy Corporation Directors' Savings Plan.

(3)

Includes shares remaining available for issuance pursuant to stock awards under the Duke Energy Corporation 2010 Long-Term Incentive Plan, which counts "full value" awards such as restricted stock units and performance shares against the share reserve as four shares for every one share that is issued in connection with such an award, and which counts each share issued in connection with an option as one share against the share reserve.

(4)

Includes outstanding stock options, restricted stock units and performance shares granted (assuming the maximum payout level) by Progress Energy prior to the Progress Energy merger, as well as outstanding options granted by Cinergy Corp. prior to its merger with Duke Energy and shares that could be payable with respect to certain compensation deferred under the Duke Energy Corporation Directors' Savings Plan.

(5)

Includes shares remaining available for issuance pursuant to stock awards under the Progress Energy, Inc. 2007 Equity Incentive Plan, which was approved by the shareholders of Progress Energy, Inc. prior to the Progress Energy merger and which permits the grant of options, stock appreciation rights, restricted stock, performance shares and other stock-based awards.

68    DUKE ENERGY – 2013 Proxy Statement

SHAREHOLDER PROPOSALS

Proposals 5 and 6 are proposals we received from our shareholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our annual meeting and submit the proposals for a vote, then the proposals will be voted upon. The shareholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The Board of Directors recommends voting "against" each proposal. We will promptly provide you with the name, address and, to our knowledge, the number of voting securities held by the proponents of the shareholder proposals, upon receiving a written or oral request.

PROPOSAL 5:     SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER ACTION BY WRITTEN CONSENT

Shareholder Action by Written Consent – Proposal 5

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent includes all issues that shareholders may propose. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law.

The shareholders of Wet Seal (WTSLA) successfully used written consent to replace certain underperforming directors in October 2012. This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent. James McRitchie and William Steiner have submitted proposals on this topic to a number of major companies.

This proposal should be evaluated in the context of our Company's overall corporate governance as reported in 2012:

Our CEO James Rogers realized $18 million from the exercise of stock options and the vesting of stock awards according to GMI/The Corporate Library. So-called incentive pay for Mr. Rogers included market-priced stock options that can provide rewards due to a rising market alone, regardless of a CEO's performance. Mr. Rogers' long-term performance shares paid out 100% if our company underperforms half its peer group. Underperforming industry peers should not result in incentive pay of any kind. Mr. Rogers was potentially distracted by his responsibilities on the boards of Applied Materials and CIGNA Corporation. Meanwhile Mr. Rogers received our highest negative votes. Mr. Rogers even had the spare time for 3 board committees at CIGNA.

Three of our directors had 18 to 21 years long-tenure which can erode their independence. This included our Lead Director Ann Gray, whose position should require an elevated level of independence and Audit Committee chairman Michael Browning. Plus these 3 independence-challenged directors had 5 seats on our most important board committees.

Phoenix Companies directors Ann Maynard Gray and John Forsgren had 3 seats on our most important board committees and this can erode their independence at our company. William Barnet was negatively flagged by GMI due to his board responsibilities at FleetBoston, which approved a major round of executive pay even as FleetBoston was investigated by regulators for multiple instances of improper activity.

Please encourage our board to respond positively to this proposal to protect shareholder value: Shareholder Action by Written Consent – Proposal 5

Opposing Statement of the Board of Directors

Your Board recommends a vote "AGAINST" this proposal for the following reasons:

Though shareholder action by written consent is often introduced as a measure which allows shareholders to more easily have a voice in important matters of a company, in actuality, shareholder action by written consent could actually deny some shareholders the ability to vote or otherwise be heard with respect to a proposed shareholder action. There are substantial safeguards to protect the interests of shareholders built into Duke Energy's bylaw provisions regarding meetings of shareholders. These safeguards include advance notice of the proposed business to all shareholders and the ability for all shareholders to vote on the actions at the meeting, both of which are eliminated by shareholder action by written consent.

Authorizing shareholder action by written consent would enable a small group of shareholders to accumulate Duke Energy shares and use the consent procedure to take action without a meeting, without prior notice to the other shareholders and without the benefit of hearing the views of other shareholders or the Company. Because shareholder action by written consent eliminates the need for advance notice to be given to shareholders about a proposed action, certain shareholders may not be informed about the proposed action until after the action

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PROPOSAL 5:    SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER ACTION BY WRITTEN CONSENT

has already been taken thus resulting in the taking of an action that otherwise would not have been taken if all of our shareholders were afforded the opportunity to discuss and vote on the matter.

Shareholder action by written consent also has the potential to create substantial confusion among our shareholders. Multiple groups of shareholders would be able to solicit written consents at any time and as often as they choose on matters of special interest to them. There also is the possibility that consent solicitations may conflict with one another, be duplicative, or not be in the best interests of the Company or the shareholders as a whole.

The Board believes that holding meetings whereby all shareholders may discuss the proposed actions and vote their shares is the best way for shareholders to take action as it ensures that all shareholders are given the proper notice and information, as well as the ability to vote on all matters. The Board, therefore, believes that action by written consent is not in the best interests of the shareholders.

The Board of Directors Recommends a Vote "AGAINST" the Shareholder Proposal Regarding Shareholder Action by Written Consent.

70    DUKE ENERGY – 2013 Proxy Statement

PROPOSAL 6:     SHAREHOLDER PROPOSAL REGARDING AN AMENDMENT TO OUR ORGANIZATIONAL DOCUMENTS TO REQUIRE MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

Resolved: That the shareholders of Duke Energy Corporation ("Company") hereby request that the Board of Directors initiate the appropriate process to amend the Company's corporate governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement

Board support for majority voting in director elections is overdue at Duke Energy. Despite the Duke Energy Board of Director's consistent opposition to the majority vote standard proposal at recent annual meetings, a strong percentage of Company shareholders supported the majority vote standard proposal. Board members, more than others, should appreciate the importance of establishing a meaningful vote standard. When Board members at Duke Energy stand for election in uncontested elections, they should be required to receive at least half the votes cast in order to be elected. Under the company's current plurality standard, a Board nominee can be elected with little affirmative vote support, even if a substantial majority of the votes cast are "withheld" from the nominee.

Over the past seven years, nearly 85% of the companies in the S&P 500 Index have adopted a majority vote standard in company bylaws, articles of incorporation, or charter. These companies have also adopted a director resignation policy that establishes a board-centered post-election process to determine the status of any director nominee that is not elected. This dramatic move to a majority vote standard is in direct response to strong shareholder demand for a meaningful role in director elections. However, Duke Energy has responded only partially to the call for change, simply adopting a post-election director resignation policy that sets procedures for addressing the status of director nominees that receive more "withhold" votes than "for" votes. The plurality vote standard remains in place.

Duke Energy's Board of Directors has not acted to establish a majority vote standard, despite the fact that many of its self-identified peer companies including American Electric Power, Ameren, Dominion Resources, CenterPoint Energy, Consolidated Edison, FPL Group, and Exelon have adopted majority voting. With a majority vote standard in place, the Board could then act to refashion its director resignation policy to address the status of an unelected director. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors at Duke Energy, while reserving for the Board an important post-election role in determining the continued status of an unelected director. We urge the Board to join the mainstream of major U.S. companies and establish a majority vote standard.

Opposing Statement of the Board of Directors

Your Board recommends a vote "AGAINST" this proposal for the following reasons:

The Board of Directors agrees that sound corporate governance policies and practices are important to the success of the Company. However, after careful review of the proposal in comparison to our current director election policies, the Board recommends a vote against this proposal at this time for a number of reasons.

In the last 7 years since the merger of Duke Energy and Cinergy Corp., no director nominee has received less than approximately 90 percent of the shares voted. As a result, the outcome of director elections in these years would not have been any different under a majority voting standard.

Not only have our Directors historically received very high levels of support, but we maintain a strong director nomination and election process which identifies and proposes qualified independent director nominees to serve the best interests of the Company and our shareholders. This nomination and election process has resulted in a Board that consists of highly-qualified Directors from diverse backgrounds who, except for our Chairman and CEO, all meet the definition of independence under the NYSE listing standards. Because our shareholders have a history of electing highly-qualified and independent directors using a plurality voting system, a change in the director election process is not necessary to improve our corporate governance. In fact, independent corporate governance agencies have recognized our strong corporate governance structure and initiatives. In 2013, RiskMetrics Group rated our Board Structure as being of Low Concern, their highest rating.

Second, in 2006, the Board amended our Principles for Corporate Governance to include a director resignation policy in order to address the type of concerns expressed in the proposal. The director resignation policy provides that a nominee for director who fails to receive a greater number of votes "for" his or her election than votes "withheld" from his or her election must tender his or her resignation. The Corporate Governance Committee must then recommend to the Board whether or not to accept such resignation. For further information on this policy, see the Report of the Corporate Governance Committee on page 27. Therefore, as a practical matter, the majority

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PROPOSAL 6:    SHAREHOLDER PROPOSAL REGARDING AN AMENDMENT TO OUR ORGANIZATIONAL DOCUMENTS TO REQUIRE MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

voting standard under this proposal and our existing director resignation policy would produce the exact same result—any director nominee who fails to obtain support from a majority of votes cast would not serve on our Board subject to final review by the full Board. Because our current director resignation policy already accomplishes the objective of the shareholder proposal, the adoption of a majority vote standard is unnecessary.

Finally, the majority vote standard advocated by the proponent is a relatively new practice which could lead to unintended or adverse consequences. For example, this standard could result in an entire slate of nominees being rejected, or an insufficient number of independent directors being elected to satisfy the NYSE listing standards or securities laws' requirements. In such events, we could be incapable of taking important corporate action until the situation was resolved.

This propsal has been submitted to Duke Energy's shareholders each of the past three years and, each year, our shareholders have voted against the proposal. Given these issues, our desire to listen to the will of our shareholders who have voted consistently against the proposal and our history of having a Board that is highly qualified and consistently elected by an overwhelming majority of our shareholders, we do not believe it is in our shareholders' best interest to implement the proponent's voting standard at this time.

The Board of Directors Recommends a Vote "AGAINST" the Shareholder Proposal Relating to Majority Voting for the Election of Directors.

72    DUKE ENERGY – 2013 Proxy Statement

OTHER INFORMATION

Discretionary Voting Authority

As of the date this proxy statement went to press, Duke Energy did not anticipate that any matter other than the proposals set out in this proxy statement would be raised at the annual meeting. If any other matters are properly presented at the annual meeting, the persons named as proxies will have discretion to vote on those matters according to their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Duke Energy's directors and executive officers, and any persons owning more than ten percent of Duke Energy's equity securities, to file with the SEC initial reports of beneficial ownership and certain changes in that beneficial ownership, with respect to such equity securities of Duke Energy. We prepare and file these reports on behalf of our directors and executive officers. During 2012, a Form 4 reporting a transaction by Mr. Barnet was filed after its due date. To our knowledge, all other Section 16(a) reporting requirements applicable to our directors and executive officers were satisfied in a timely manner during 2012.

Related Person Transactions

Related Person Transaction Policy. The Corporate Governance Committee adopted a Related Person Transaction Policy that sets forth our procedures for the identification, review, consideration and approval or ratification of "related person transactions." For purposes of our policy only, a "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any "related person" are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A "related person" is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction (including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation), our management must present information regarding the related person transaction to our Corporate Governance Committee (or, if Corporate Governance Committee approval would be inappropriate, to the Board of Directors) for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will, on an annual basis, collect information from each director, executive officer and (to the extent feasible) significant stockholders to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our codes of business conduct and ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Corporate Governance Committee (or Board of Directors) will take into account the relevant available facts and circumstances including, but not limited to:

•
the risks, costs and benefits to us;

•
the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Corporate Governance Committee (or Board of Directors) must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Corporate Governance Committee (or Board of Directors) determines in the good faith exercise of its discretion. All of the transactions described below were approved in accordance with the policy.

Nucor Corporation.    Duke Energy Indiana, a wholly-owned subsidiary of Duke Energy, and Nucor entered into an agreement pursuant to which Duke Energy Indiana provides electric service to one of Nucor's plants that is located in the Duke Energy Indiana service territory. Pursuant to this agreement, in 2012, Nucor paid Duke Energy Indiana approximately $50 million for such electric services.

In addition, from time to time, Duke Energy and/or its subsidiaries and contractors may purchase steel from Nucor.

Mr. DiMicco, a member of our Board of Directors, was President and Chief Executive Officer of Nucor in 2012 and therefore may be deemed to have an interest in the transactions described above. He retired as President and Chief Executive Officer from Nucor at the end of 2012, although he will continue as Executive Chairman.

DUKE ENERGY – 2013 Proxy Statement    73

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OTHER INFORMATION

Proposals and Business by Shareholders

If you wish to submit a proposal for inclusion in the proxy statement for our 2014 annual meeting of shareholders, we must receive it by November 21, 2013.

In addition, if you wish to introduce business at our 2014 annual meeting (besides that in the Notice of the meeting), you must send us written notice of the matter. Your notice must comply with the requirements of our bylaws, and we must receive it no earlier than January 2, 2014, and no later than February 1, 2014. The individuals named as proxy holders for our 2014 annual meeting will have discretionary authority to vote proxies on matters of which we are not properly notified and also may have discretionary voting authority under other circumstances.

Your proposal or notice should be mailed to Duke Energy's Corporate Secretary at P.O. Box 1321, Charlotte, North Carolina 28201-1321.

Electronic Delivery of the 2013 Annual Report and Proxy Materials

If you received a paper version of this year's proxy materials, please consider signing up for electronic delivery of next year's materials. Electronic delivery significantly reduces Duke Energy's printing and postage costs associated with paper publications and also reduces our consumption of natural resources. You will be notified immediately by e-mail when next year's annual report and proxy materials are available. E-delivery makes it more convenient for shareholders to cast their votes on issues that affect Duke Energy.

In order to enroll for electronic delivery, go to http://www.icsdelivery.com/duk and follow the instructions. You will need to enter a valid email address along with your social security number.

If you elect to receive your Duke Energy materials via the internet, you can still request paper copies by contacting Investor Relations at (800) 488-3853 or at http://www.duke-energy.com/contactIR.

Householding Information

Duke Energy has adopted a procedure called "householding," which has been approved by the SEC, for shareholders of record on February 1, 2003. Under this procedure, a single copy of the annual report and proxy statement is sent to any household at which two or more shareholders reside, unless one of the shareholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees. Each shareholder will continue to receive separate proxy cards, and householding will not affect dividend check mailings, or InvestorDirect Choice Plan statement mailings, in any way.

This year, we are seeking consent to householding from shareholders who became shareholders of record after February 1, 2003, and from shareholders who have previously revoked their consent but wish to participate in householding. If you provide consent this year or, if you have already consented to householding, householding will continue until you are notified otherwise or until you notify Investor Relations by telephone at (800) 488-3853, at www.duke-energy.com/contactIR, or by mail at P.O. Box 1005, Charlotte, NC 28201-1005, that you wish to receive separate annual reports and proxy statements. You will be removed from the householding program within 30 days of receipt of your notice. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you, please submit your request to Investor Relations at the number or address above. We will promptly send additional copies of the annual report and proxy statement upon receipt of such request.

A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

74    DUKE ENERGY – 2013 Proxy Statement

APPENDIX A

DUKE ENERGY CORPORATION

EXECUTIVE SHORT-TERM INCENTIVE PLAN

(As Amended Effective February 25, 2013)

ARTICLE I – General

SECTION 1.1    Purpose.    The purpose of the Duke Energy Corporation Executive Short-Term Incentive Plan (the "Plan") is to benefit and advance the interests of Duke Energy Corporation, a Delaware corporation (the "Corporation"), by rewarding selected senior executives of the Corporation and its subsidiaries for their contributions to the Corporation's financial success and thereby motivate them to continue to make such contributions in the future by granting annual performance-based awards (individually, "Award").

SECTION 1.2    Administration of the Plan.    The Plan shall be administered by a committee ("Committee") which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. The Committee shall be the Compensation Committee of the Corporation's Board of Directors ("Board") (or a subcommittee thereof) except that (i) the number of directors on the Committee shall not be less than two (2) and (ii) each member of the Committee shall be an "outside director" within the meaning of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "Code"). All questions of interpretation, administration, and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Corporation, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. The Committee shall have authority and discretion to determine the terms and conditions of the Awards granted to eligible employees specified in Section 1.3 below ("Participants").

SECTION 1.3    Eligible Persons.    Awards may be granted only to employees of the Corporation or any of its subsidiaries who are designated "Executive Officers" of the Corporation by the Board.

ARTICLE II – Awards

SECTION 2.1    Awards.    The Committee may grant Awards to eligible employees with respect to each fiscal year of the Corporation, subject to the terms and conditions set forth in the Plan.

SECTION 2.2    Terms of Awards.    No later than 90 days after the commencement of each fiscal year of the Corporation, the Committee shall establish (i) performance targets ("Performance Targets") for the Corporation for such fiscal year ("Performance Period") and (ii) target awards ("Target Awards") that correspond to the Performance Targets, for each Participant. The Performance Targets upon which the payment or vesting of an Award may be based shall be limited to the following business measures, which may be applied with respect to the Corporation, any subsidiary or any business unit, or, if applicable, any Participant, and which may be measured on an absolute or relative to a peer-group or other market measure basis: total shareholder return; stock price increase; return on equity; return on capital; earnings per share; EBIT (earnings before interest and taxes); EBITDA (earnings before interest, taxes, depreciation and amortization); ongoing earnings; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital); EVA (economic value added); economic profit (net operating profit after tax, less a cost of capital charge); SVA (shareholder value added); revenues; net income; operating income; pre-tax profit margin; performance against business plan; customer service; reliability; corporate governance quotient or rating; market share; employee satisfaction; safety; total incident case rate; serious injury fatality rate; fatality rate; employee engagement; supplier diversity; workforce diversity; operating margins; credit rating; dividend payments; expenses; operation and maintenance expense; fuel cost per million BTU; costs per kilowatt hour; retained earnings; completion of acquisitions, divestitures and corporate restructurings; construction projects; legislative efforts; new technology development; environmental efforts; and individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, site development, plant development, building development, facility development, government relations, product market share or management. Alternatively, the Committee may establish Performance Targets in terms of such subjective measures from the list above as it may from time to time specify for Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code.

SECTION 2.3    Limitation on Awards.    The aggregate amount of all Awards paid to any Participant for any Performance Period shall not exceed Six Million Dollars ($6,000,000).

SECTION 2.4    Determination of Award.    The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, certify in writing whether any Performance Target has been achieved, and, if so, the highest Performance Target that has been achieved, all in the manner required by Section 162(m) of the Code. If any Performance Target has been achieved, the Awards, determined for each Participant with reference to the Target Award that corresponds to the highest Performance Target achieved, for such Performance Period shall have been earned except that the Committee may, in its sole discretion, reduce the amount of any Award to reflect the Committee's assessment of the Participant's individual performance, to reflect the failure of the Participant to remain in the continuous employ of the Corporation or its subsidiaries throughout the applicable Performance Period, or for any other reason. Such awards shall become payable in cash as promptly as practicable thereafter, but in no event more than two and one-half months following the end of the calendar year in which the Performance Period ends. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to elect to defer payment of all or any portion of the Award the Participant might earn for a Performance Period, by making a deferral election on such terms and conditions as the Committee may establish from time to time. In the event a Participant terminates employment with the Corporation and its subsidiaries for any reason

DUKE ENERGY – 2013 Proxy Statement    75

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APPENDIX A

prior to the last day of the Performance Period, the Participant shall not be entitled to payment of an Award with respect to that Performance Period, unless otherwise determined by the Committee in its sole discretion.

ARTICLE III – Miscellaneous

SECTION 3.1    No Rights to Awards or Continued Employment.    No employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving an employee any right to be retained by the Corporation or any of its subsidiaries. For purposes of the Plan, the transfer of employment of a Participant between the Corporation and any one of its subsidiaries (or between subsidiaries) shall not be deemed a termination of the Participant's employment.

SECTION 3.2    Restriction on Transfer, Beneficiary.    Awards (or interests therein) to a Participant or amounts payable with respect to a Participant under the Plan are not subject to assignment or alienation, whether voluntary or involuntary. Notwithstanding the foregoing, a Participant may designate a beneficiary or beneficiaries to receive, in the event of the Participant's death, any amounts remaining to be paid with respect to the Participant under the Plan. The Participant shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries. To be effective, any such designation, revocation, or redesignation must be in such written form as the Corporation may prescribe and must be received by the Corporation prior to the Participant's death. If a Participant dies without effectively designating a beneficiary or if all designated beneficiaries predecease the Participant, any amounts remaining to be paid with respect to the Participant under the Plan shall be paid to the Participant's estate.

SECTION 3.3    Taxes.    The Corporation or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any federal, state, local or other taxes required by law to be withheld with respect to such payments. The Corporation intends that Awards granted under the Plan be exempt from the requirements of Section 409A of the Code, and the Plan shall be interpreted, administered and governed in accordance with that intent. Although the Corporation intends to administer the Plan so that Awards will be exempt from the requirements of Section 409A of the Code, the Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Corporation shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, vesting or payment of any Award under the Plan.

SECTION 3.4    No Restriction on Right of Corporation to Effect Changes.    The Plan shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Corporation or a subsidiary or division thereof or any other event or series of events, whether of a similar character or otherwise.

SECTION 3.5    Source of Payments.    The Corporation shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Corporation, such rights shall be no greater than those of an unsecured creditor.

SECTION 3.6    Termination and Amendment.    The Plan shall continue in effect until terminated by the Board. The Committee may at any time amend or otherwise modify the Plan in such respects as it deems advisable; provided, however, no such amendment or modification may be effective without Board approval or Corporation stockholder approval if such approval is necessary to comply with the requirements for qualified performance-based compensation under Section 162(m) of the Code.

SECTION 3.7    Governmental Regulations.    The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

SECTION 3.8    Headings.    The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

SECTION 3.9    Governing Law.    The Plan and all rights and Awards hereunder shall be construed in accordance with and governed by the laws of the state of North Carolina.

SECTION 3.10    Effective Date.    The Plan is an amendment of the Plan by the Board that is effective as of February 25, 2013; provided, however, subject to the approval of the stockholders of the Corporation. Such approval shall meet the requirements of Section 162(m) of the Code and the regulations thereunder. At the sole discretion of the Board, in order to comply with the requirements of Section 162(m) of the Code, the business measures set forth in Section 2.2 above that may be used for Performance Targets for Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be reapproved by the stockholders of the Corporation no later than the first meeting of such stockholders that occurs in the fifth calendar year following the calendar year in which such stockholders previously approved such business measures for such purpose.

SECTION 3.11    Successors.    All obligations of the Corporation under the Plan shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Corporation.

IN WITNESS WHEREOF, the Plan, as amended effective February 25, 2013 subject to shareholder approval, is executed on behalf of the Corporation effective as of February 25, 2013.

DUKE ENERGY CORPORATION
By:	/s/ E. Marie McKee E. Marie McKee

76    DUKE ENERGY – 2013 Proxy Statement

APPENDIX B

CDB Energy Services Executive Compensation Database

Acciona
AGL Resources
Allete
Alliant Energy
Ameren
American Electric Power
Areva
ATC Management
Avista
BG US Services
Black Hills
California Independent System
    Operator
Calpine
CenterPoint Energy
CH Energy Group
Cleco
CMS Energy
Colorado Springs Utilities
Consolidated Edison
Constellation Energy
Covanta Holdings
CPS Energy
Crosstex Energy
DCP Midstream
Dominion Resources
DPL
DTE Energy
Edison International
EDP Renewables
    North America LLC
El Paso Corporation
El Paso Electric	Enbridge Energy
Energen
Energy Future Holdings
Energy Northwest
Entergy
EQT Corporation
ERCOT
Exelon
First Solar
FirstEnergy
GenOn Energy
Hawaiian Electric
Iberdrola Renewables
IDACORP
Integrys Energy Group
IPR – GDF SUEZ North America
ISO New England
Kinder Morgan
LES
LG&E and KU Energy Services
Lower Colorado River Authority
McDermott
MDU Reources
MGE Energy
MidAmerican Holdings
Midwest Independent
    Transmission System
    Operator
New York Independent System
    Operator
New York Power Authority
NextEra Energy
Nicor	Northeast Utilities
NorthWestern Energy
NRG Energy
NSTAR
Nuscale Power
NV Energy
NW Natural
OGE Energy
Oglethorpe Power
Omaha Public Power
Pacific Gas & Electric
Pepco Holdings
Pinnacle West Capital
PJM Interconnection
PNM Resources
Portland General Electric
PPL
Proliance Holdings
Public Service Enterprise Group
Puget Energy
Regency Energy Partners LP
Salt River Project
Santee Cooper
SCANA
SemGroup
Sempra Energy
Southern Company Services
Southern Union Company
Southwest Power Pool
Spectra Energy
STP Nuclear Operating
TECO Energy
Tennessee Valley Authority	Trans Bay Cable TransCanada UIL Holdings UniSource Energy Unitil Vectren Westar Energy Westinghouse Electric Williams Companies Wisconsin Energy Wolf Creek Nuclear Xcel Energy

DUKE ENERGY – 2013 Proxy Statement    77

APPENDIX C

CDB General Industry Executive Compensation Database

ACH Food
Adecco
Agrium
Air Liquide
Amgen
Anadarko Petroleum
Apache
ARAMARK
Arrow Electronics
Barrick Gold of North America
Baxter International
BG US Services
BJ's Wholesale Club
Blue Shield of California
Boehringer Ingelheim
Bovis Lend Lease
Bristol-Myers Squibb
Carnival
CBS
Chevron Phillips Chemical
Colgate-Palmolive
ConAgra Foods
Covidien
Cox Enterprises
C&S Wholesale Grocers
CSX
Daiichi Sankyo
DCP Midstream
Dean Foods
Diageo North America
Eaton
EMC
EMD Millipore
Evergreen Packaging
Evonik Degussa	Freeport-McMoRan Copper & Gold
G4S
Gap
General Mills
Goodyear Tire & Rubber
Grupo Ferrovial
Health Net
Highmark, Inc.
Illinois Tool Works
Ingersoll-Rand
ITT – Corporate
ITT Mission Systems
Jabil Circuit
J.C. Penney Company
Kao Brands
Kellogg
Kimberly-Clark
Kohl's
Komatsu America
Kyocera Corporation
L-3 Communications
Land O'Lakes
Lear
Linde
Marriott International
Marsh & McLennan
Medtronic
Millennium Pharmaceuticals
Monsanto
Motorola
Motorola Mobility
MTV Networks
Navistar International
Novo Nordisk Pharmaceuticals
Occidental Petroleum	Office Depot
Paramount
PPG Industries
Praxair
QUALCOMM
QVC
Reckitt Benckiser
Research in Motion
Rolls-Royce North America
R.R. Donnelley
SAIC
SCA Americas
Seagate Technology
Showtime
Sodexo
Southwest Airlines
Starbucks
Subaru of America
Syngenta Crop Protection
Takeda Pharmaceutical
    Company Limited
TE Connectivity
Tektronix
Tetrapak
Textron
Textron Financial
Thermo Fisher Scientific
Thomson Reuters
Time Warner Cable
TRW Automotive
Union Pacific
United States Steel
U.S. Foodservice
Viacom
Waste Management	Whirlpool Wilsonart International WPP Yum! Brands

78    DUKE ENERGY – 2013 Proxy Statement

2013 Annual Meeting of Shareholders
May 2, 2013, at 10:00 a.m. local time
Duke Energy Corporation
O.J. Miller Auditorium
526 South Church Street
Charlotte, NC 28202

Directions to Annual Meeting of Shareholders

From I-77 North:

Take the Morehead Street exit – 10A
Turn Left onto Morehead Street
Turn Left onto Mint Street
Mint Street Parking Deck located adjacent to Bank of America Stadium

From I-77 South:

Take the I-277/John Belk Freeway/US-74/Wilkinson Blvd. exit – 9B
Merge onto I-277 N/US-74 E.
Take the Carson Blvd. exit – 1D
Stay straight to Carson Blvd.
Turn Left onto Mint Street
Mint Street Parking Deck located adjacent to Bank of America Stadium

Free parking available in the Mint Street Parking Deck

526 South Church Street
Mint Street Parking Deck
Bank of America Stadium

DUKE ENERGY – 2013 Proxy Statement    79

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form. Please see the reverse side of this card for specific voting cutoff information. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. Please see the reverse side of this card for specific voting cutoff information. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. DUKE ENERGY CORPORATION 550 SOUTH TRYON ST. CHARLOTTE, NC 28202 M53227-P35256-Z59792 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. DUKE ENERGY CORPORATION For All Withhold All For All Except The Board of Directors recommends a vote "For All" Director nominees. 1. Election of directors: 01) William Barnet, III 02) G. Alex Bernhardt, Sr. 03) Michael G. Browning 04) Harris E. DeLoach, Jr. 05) Daniel R. DiMicco 06) John H. Forsgren 07) Ann M. Gray 08) James H. Hance, Jr. 09) John T. Herron 10) James B. Hyler, Jr. 11) E. Marie McKee 12) E. James Reinsch 13) James T. Rhodes 14) James E. Rogers 15) Carlos A. Saladrigas 16) Philip R. Sharp Against Abstain For Against Abstain The Board of Directors recommends a vote "For" Proposals 2, 3, and 4. The Board of Directors recommends a vote "Against" Proposals 5 and 6. For 5. Shareholder proposal regarding shareholder action by written consent 2. Ratification of Deloitte & Touche LLP as Duke Energy Coporation's independent public accountant for 2013 6. Shareholder proposal regarding an amendment to our organizational documents to require majority voting for the election of directors 3. Advisory vote to approve named executive officer compensation 4. Approval of the amended Duke Energy Corporation Executive Short-Term Incentive Plan I have provided written comments on the back of this card.

Directions to Annual Meeting of Shareholders Duke Energy O.J. Miller Auditorium 526 South Church Street Charlotte, NC 28202 From I-77 North: Take the Morehead Street exit - 10A Turn Left onto Morehead Street Turn Left onto Mint Street Mint Street Parking Deck located adjacent to Bank of America Stadium From I-77 South: Take the I-277/John Belk Freeway/US-74/Wilkinson Blvd. exit - 9B Merge onto I-277 N/US-74 E. Take the Carson Blvd. exit - 1D Stay straight to Carson Blvd. Turn Left onto Mint Street Mint Street Parking Deck located adjacent to Bank of America Stadium Free parking available in the Mint Street Parking Deck 1 -526 South Church Street 2 -Mint Street Parking Deck 3 -Bank of America Stadium Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. M53228-P35256-Z59792 DUKE ENERGY CORPORATION Annual Meeting of Shareholders May 2, 2013 at 10:00 a.m. O.J. Miller Auditorium 526 South Church Street Charlotte, North Carolina 28202 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints James E. Rogers, Lynn J. Good and Julia S. Janson, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of Duke Energy Corporation (the "Company") of the undersigned at the annual meeting of shareholders to be held in the O.J. Miller Auditorium, 526 South Church Street, Charlotte, North Carolina 28202, on May 2, 2013 and at any adjournment thereof, upon all subjects that may come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the individuals designated above will vote for the election of all director nominees under Proposal 1, for Proposals 2, 3 and 4, against Proposals 5 and 6, and at their discretion on any other matter that may come before the meeting. Phone and internet voting cutoff is 11:59 PM EDT on May 1, 2013 except as described below. This instruction and proxy card is also solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders on May 2, 2013 by persons who participate in the Duke Energy Retirement Savings Plan, the Progress Energy 401(k) Savings & Stock Ownership Plan or the Savings Plan for Employees of Florida Progress Corporation. Phone and internet voting cutoff for participants in these plans is 5:00 PM EDT on April 29, 2013. By signing this instruction and proxy card or by voting by phone or internet, the undersigned hereby directs Fidelity Management Trust Company, as Trustee for the Duke Energy Retirement Savings Plan, State Street Bank and Trust Company, N.A., as Trustee for the Progress Energy 401(k) Savings & Stock Ownership Plan, and Vanguard Fiduciary Trust Company, as Trustee for the Savings Plan for Employees of Florida Progress Corporation, to vote, as designated herein, all shares of common stock with respect to which the undersigned is entitled to direct the Trustee as to voting under the plan at the Annual Meeting of Shareholders of the Company to be held on May 2, 2013, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the meeting and any and all adjournments thereof. If no directions are given, the shares allocated to the account will be voted by the Trustee in the same proportion as shares held by the plans for which the Trustee has received voting directions from other participants in the plan, unless the Trustee determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974. Comments: (If you noted any Comments above, please mark corresponding box on the reverse side.)